                         ZENITH SURVIVORSHIP LIFE 2002

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility and a death benefit that is payable at the death of the second to die. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

    You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI International Stock Portfolio
FI Large Cap Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Jennison Growth Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities
  Portfolio
Western Asset Management U.S. Government Portfolio
Zenith Equity Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST

BlackRock Large-Cap Core Portfolio
Cyclical Growth and Income ETF Portfolio
Cyclical Growth ETF Portfolio
Harris Oakmark International Portfolio
Janus Forty Portfolio
Lazard Mid-Cap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
MFS(R) Research International Portfolio
Neuberger Berman Real Estate Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

VIP Equity-Income Portfolio
VIP Overseas Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

    You receive BlackRock Money Market Sub-Account performance until 15 days (less in some states) after we apply your initial premium to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

    You may also allocate net premiums to our Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                                 APRIL 30, 2007

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-8
     Annual Eligible Fund Operating Expenses................   A-11
HOW THE POLICY WORKS........................................   A-16
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....   A-17
     The Company............................................   A-17
     The Variable Account...................................   A-17
     The Eligible Funds.....................................   A-17
     Share Classes of the Eligible Funds....................   A-21
     Certain Payments We Receive with Regard to the Eligible
      Funds.................................................   A-21
     Selection of the Eligible Funds........................   A-22
     Voting Rights..........................................   A-22
     Rights Reserved by NELICO..............................   A-22
THE POLICIES................................................   A-23
     Purchasing a Policy....................................   A-23
     Replacing Existing Insurance...........................   A-23
     Policy Owner and Beneficiary...........................   A-23
     Conversion Rights......................................   A-24
PREMIUMS....................................................   A-25
     Flexible Premiums......................................   A-25
     Amount Provided for Investment under the Policy........   A-26
     Right to Return the Policy.............................   A-26
     Allocation of Net Premiums.............................   A-26
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S
  DESIGNATED OFFICE.........................................   A-27
     Payment of Proceeds....................................   A-28
CASH VALUE..................................................   A-28
DEATH BENEFITS..............................................   A-29
     Expanded Death Benefit Rider...........................   A-30
     Change in Death Benefit Option.........................   A-30
     Death Proceeds Payable.................................   A-31
     Reduction in Face Amount...............................   A-31
SURRENDERS AND PARTIAL SURRENDERS...........................   A-32
     Surrender..............................................   A-32
     Partial Surrender......................................   A-32
TRANSFERS...................................................   A-33
     Transfer Option........................................   A-33
     Dollar Cost Averaging/Asset Rebalancing................   A-35
LOANS.......................................................   A-35
LAPSE AND REINSTATEMENT.....................................   A-36
     Lapse..................................................   A-36
     Reinstatement..........................................   A-37
ADDITIONAL BENEFITS BY RIDER................................   A-37
THE FIXED ACCOUNT...........................................   A-39
     General Description....................................   A-39
     Values and Benefits....................................   A-39
     Policy Transactions....................................   A-40

                                                              PAGE
                                                              -----
CHARGES.....................................................   A-40
     Deductions from Premiums...............................   A-41
     Surrender Charge.......................................   A-42
     Transfer Charge........................................   A-43
     Monthly Deduction from Cash Value......................   A-43
     Loan Interest Spread...................................   A-45
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-45
TAX CONSIDERATIONS..........................................   A-46
     Introduction...........................................   A-46
     Tax Status of the Policy...............................   A-46
     Tax Treatment of Policy Benefits.......................   A-46
     NELICO's Income Taxes..................................   A-50
DISTRIBUTION OF THE POLICIES................................   A-50
LEGAL PROCEEDINGS...........................................   A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............   A-53
FINANCIAL STATEMENTS........................................   A-53
GLOSSARY....................................................   A-54
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE
  PREMIUM TEST..............................................   A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  NET CASH VALUES...........................................   A-57

                         SUMMARY OF BENEFITS AND RISKS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

     DEATH PROCEEDS. The Policies are designed to provide insurance protection on the lives of two insureds. Upon receipt of satisfactory proof of the death of the second insured to die, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of death of the second insured to die, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

     CHOICE OF DEATH BENEFIT OPTION. You may choose among five death benefit options. Three of the death benefit options provide a level death benefit that is equal to the Policy's face amount. The other two death benefit options provide a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The death benefit under all five options could increase to satisfy tax law requirements if the cash value reaches certain levels.

     After the first Policy year and before the younger insured's age 100, you may change your death benefit option. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments, or make additional payments. We can limit or prohibit payments in some situations, including cases where an insured is in a substandard risk class.

     RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.

     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-eight investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. You may change your allocation of future net premiums at any time.

     PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest. We reserve the right to limit partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

     TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We may offer the following automated transfer privileges:

     -- DOLLAR COST AVERAGING. Under the dollar cost averaging program, you would authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

     -- ASSET REBALANCING. Under the asset rebalancing program, we would automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

     LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy, net of the Surrender Charge. We charge you a maximum annual interest rate of 4.35% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its net cash value at any time while either insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

     CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Single Life Level Term and the Survivorship Level Term Insurance Riders, which provide additional death benefits payable on the death of one or both of the insureds. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

     INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

     SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection for two lives. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (and before the younger insured attains age 100), you will be subject to a Surrender Charge as well as to income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to the Surrender Charge if, within the first 15 years (and before the younger insured attains age 100), you make a partial surrender that reduces the face amount of the Policy.

     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges determine the net cash value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) prior to age 100 of the younger insured, if you are protected by the Guaranteed Death Benefit Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of survivorship life insurance policies. Moreover, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate credited to the Fixed Account.

     We also reduce the amount we pay on the death of the second insured to die by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently imposing the limitations, but we reserve the right to do so.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

     A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insureds' individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insureds. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insureds' age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    In Policy year 1, 26.5%  In Policy year 1, 26.5%
 on Premiums                                     of premiums paid up to   of premiums paid up to
                                                 the Target Premium, 4%   the Target Premium, 4% of
                                                 of premiums paid above   premiums paid above the
                                                 the Target Premium(1)    Target Premium(1)

                                                 In Policy years 2-10,    In Policy years 2-10,
                                                 11.5% of premiums paid   11.5% of premiums paid
                                                 each year up to the      each year up to the
                                                 Target Premium (9% for   Target Premium (9% for
                                                 Policies with an         Policies with an initial
                                                 initial face amount of   face amount of at least
                                                 at least $1 million),    $1 million), and 4% of
                                                 and 4% of premiums paid  premiums paid above the
                                                 above the Target         Target Premium
                                                 Premium

                                                 In Policy years 11+, 4%  In Policy years 11+, 4%
                                                 of premiums paid         of premiums paid
---------------------------------------------------------------------------------------------------

------------
1 The Target Premium varies based on face amount, sex, underwriting class, age and the riders selected. We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1% in all Policy years   1% in all Policy years
 on Premiums
---------------------------------------------------------------------------------------------------
 Surrender Charge       On surrender, lapse, or  In Policy year 1, 90%    In Policy year 1, 90% of
                        face amount reduction    of the lesser of         the lesser of premiums
                        in the first 15 Policy   premiums paid or the     paid or the Benchmark
                        years (and before the    Benchmark Premium (less  Premium (less in other
                        younger insured attains  in other Policy          Policy years--see
                        age 100)(1)              years--see footnote)(2)  footnote)(2)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value between                                     excess of 12 per Policy
                        sub-accounts and to the                           year
                        Fixed Account
---------------------------------------------------------------------------------------------------

------------
1 A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial surrender.

2 The Benchmark Premium is equal to the base Policy's Target Premium, which varies based on face amount, sex, underwriting class and age. If the insureds' average issue age is over 52, the Surrender Charge percentage would be less than 90%. The applicable percentage decreases from 90% for insureds with an average issue age of 52, to 52% for insureds with an average issue age 90. In New York, the Surrender Charge in the first Policy year is based only on the Benchmark Premium. In Policy years 2-15, the Surrender Charge is a declining percentage of the first Policy year's Surrender Charge that reaches 0% in the last month of Policy year 15.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

-----------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum   Monthly                  $.000000002 to $500.00     $.00000009 to $500.00 per
  Charge                                         per $1,000 of net amount   $1,000 of net amount at
                                                 at risk(2)                 risk(2)
  Charge in the first   Monthly                  $.004 per $1,000 of net    $.004 per $1,000 of net
  Policy year for a                              amount at risk             amount at risk
  male and a female
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a base Policy
  face amount of
  $2,100,000
-----------------------------------------------------------------------------------------------------
 Policy Fee             Monthly                  $12.50 in Policy           $12.50 in Policy
                                                 years 1-3                  years 1-3
                                                 $5.50 in Policy years 4+   $5.50 in Policy years 4+
                                                                            ($12.50 in New Jersey)
-----------------------------------------------------------------------------------------------------
 Mortality and Expense  Monthly                  .90% in Policy years 1-10  .90% in Policy years 1-10
 Risk Charge (annual                             .45% in Policy years 11+   .45% in Policy years 11+
 rate imposed on cash
 value in the Variable
 Account and in the
 general account due
 to a Policy loan)(3)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------
 Administrative         Monthly                  $.08 per $1,000 of base    $.08 per $1,000 of base
 Charge(4)                                       Policy face amount and     Policy face amount and
                                                 Survivorship Level Term    Survivorship Level Term
                                                 Insurance Rider face       Insurance Rider face
                                                 amount in Policy years     amount in Policy years
                                                 1-3                        1-3
                                                 $.06 per $1,000 of base    $.06 per $1,000 of base
                                                 Policy face amount in      Policy face amount in
                                                 Policy years 4+ ($.035 if  Policy years 4+ ($.08 in
                                                 initial face amount is $1  New Jersey)
                                                 million or more)
-----------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     .35% of loan collateral    .35% of loan collateral
 Spread(5)              termination, if
                        earlier)
-----------------------------------------------------------------------------------------------------

------------
1 The cost of insurance charge varies based on individual characteristics, including age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for particular insureds by contacting your registered representative.

2 The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.

3 We are currently waiving the following amount of the Mortality and Expense
  Risk Charge: 0.08% for the Sub-account investing in the BlackRock Large-Cap Core Portfolio.

4 Currently we intend to apply the Administrative Charge to no more than $4,000,000 of total Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year.

5 We charge interest on Policy loans at an effective rate of 4.35% per year.
  Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates.

 Charges for Optional Features (Riders):

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Survivorship Level
 Term Insurance Rider
  Minimum and Maximum   Monthly                  $.000000003 to $500.00   $.00000009 to $500.00 per
  Charge                                         per $1,000 of net        $1,000 of net amount at
                                                 amount at risk           risk
  Charge in the first   Monthly                  $.000006 per $1,000 of   $.0004 per $1,000 of net
  Policy year for a                              net amount at risk       amount at risk
  male and a female
  insured, both issue
  age 40, in the
  nonsmoker preferred
  underwriting class
  with a rider face
  amount of
  $1,600,000.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Survivorship 4 Year
 Level Term Insurance
 Rider
  Minimum and Maximum   Monthly                  $.00000009 to $500.00    $.00000009 to $500.00 per
  Charge                                         per $1,000 of rider      $1,000 of rider face
                                                 face amount              amount
  Charge in the first   Monthly                  $.004 per $1,000 of      $.004 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured in the
  nonsmoker preferred
  underwriting class,
  and a female
  insured, in the
  nonsmoker preferred
  underwriting class,
  both issue age 55,
  with a rider face
  amount of $1,800,000
---------------------------------------------------------------------------------------------------
 Single Life Level
 Term Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $500.00 per      $.08 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge in the first   Monthly                  $.13 per $1,000 of       $.41 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, age
  45, in the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Single Life
 Decreasing Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $500.00 per      $.08 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge in the first   Monthly                  $.10 per $1,000 of       $.28 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, issue
  age 45, in the
  nonsmoker preferred
  underwriting class
  with a rider face
  amount of $300,000.
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $1.08 to $67.77 per      $1.08 to $67.77 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $12.66 per $100 of       $12.66 per $100 of
  Policy year for a                              Monthly Deduction        Monthly Deduction
  male insured, issue
  age 55, in the
  nonsmoker preferred
  underwriting class
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider
  Minimum and Maximum   Monthly                  $1.08 to $67.77 per      $1.08 to $67.77 per $100
  Charge                                         $100 of Specified        of Specified Premium
                                                 Premium
  Charge in the first   Monthly                  $2.44 per $100 of        $2.44 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, issue
  age 40, in the
  nonsmoker preferred
  underwriting class
---------------------------------------------------------------------------------------------------
 Guaranteed Death       Monthly                  $.01 per $1,000 of face  $.01 per $1,000 of face
 Benefit Rider                                   amount (base Policy      amount (base Policy plus
                                                 plus any joint or        any joint or single life
                                                 single life term         term insurance rider)
                                                 insurance rider)
---------------------------------------------------------------------------------------------------
 Expanded Death
 Benefit Rider
  Minimum and Maximum   Monthly                  $.02 to $4.39 per        $.02 to $4.39 per $1,000
  Charge                                         $1,000 of base Policy    of base Policy face
                                                 face amount              amount
  Charge for a male     Monthly                  $.06 per $1,000 of base  $.06 per $1,000 of base
  and a female                                   Policy face amount       Policy face amount
  insured, both issue
  age 55, in the
  nonsmoker preferred
  underwriting class
  with a base Policy
  face amount of
  $2,100,000
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES

     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2006, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.

                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................   0.30%     1.05%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................   0.29%     1.05%

------------

  * The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2008, as described in more detail below.

     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2006, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                    NET TOTAL
                                                                                                                 ANNUAL EXPENSES
                                                                                                                  INCLUDING NET
                                                                      GROSS        FEE WAIVERS      NET TOTAL       EXPENSES
                                   MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL       OF UNDERLYING
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)    PORTFOLIOS(1)
                                   ----------   --------   -----   ------------   --------------   -----------   ---------------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth
  Portfolio......................     .72%        .06%     .00%        .78%            .00%         .78%(2)
BlackRock Bond Income
  Portfolio......................     .39%        .07%     .00%        .46%            .01%        .45%(2,3)
BlackRock Diversified
  Portfolio......................     .44%        .07%     .00%        .51%            .00%         .51%(2)
BlackRock Large Cap Value
  Portfolio......................     .70%        .11%     .00%        .81%            .00%        .81%(2,4)
BlackRock Legacy Large Cap Growth
  Portfolio......................     .73%        .07%     .00%        .80%            .00%         .80%(2)
BlackRock Money Market
  Portfolio......................     .34%        .04%     .00%        .38%            .01%        .37%(2,5)
BlackRock Strategic Value
  Portfolio......................     .82%        .06%     .00%        .88%            .00%         .88%(2)
Davis Venture Value Portfolio....     .71%        .04%     .00%        .75%            .00%         .75%(2)
FI International Stock
  Portfolio......................     .85%        .13%     .00%        .98%            .00%         .98%(2)
FI Large Cap Portfolio...........     .78%        .06%     .00%        .84%            .00%        .84%(2,6)
FI Mid Cap Opportunities
  Portfolio......................     .68%        .06%     .00%        .74%            .00%         .74%(2)
FI Value Leaders Portfolio.......     .64%        .07%     .00%        .71%            .00%         .71%(2)
Franklin Templeton Small Cap
  Growth Portfolio...............     .90%        .15%     .00%       1.05%            .00%        1.05%(2,7)
Harris Oakmark Focused Value
  Portfolio......................     .72%        .05%     .00%        .77%            .00%         .77%(2)
Harris Oakmark Large Cap Value
  Portfolio......................     .72%        .06%     .00%        .78%            .00%         .78%(2)
Jennison Growth Portfolio........     .63%        .05%     .00%        .68%            .00%         .68%(2)
Lehman Brothers Aggregate Bond
  Index Portfolio................     .25%        .06%     .00%        .31%            .01%        .30%(2,8)
Loomis Sayles Small Cap
  Portfolio......................     .90%        .07%     .00%        .97%            .05%        .92%(2,9)
MetLife Mid Cap Stock Index
  Portfolio......................     .25%        .08%     .00%        .33%            .01%        .32%(2,10,11)
MetLife Stock Index Portfolio....     .25%        .05%     .00%        .30%            .01%        .29%(2,10)
MFS Total Return Portfolio.......     .53%        .05%     .00%        .58%            .00%        .58%(2,6)
Morgan Stanley EAFE Index
  Portfolio......................     .30%        .15%     .00%        .45%            .01%        .44%(2,12,13)
Neuberger Berman Mid Cap Value
  Portfolio......................     .65%        .06%     .00%        .71%            .00%        .71%(2,6)
Oppenheimer Global Equity
  Portfolio......................     .53%        .09%     .00%        .62%            .00%         .62%(2)
Russell 2000 Index Portfolio.....     .25%        .11%     .00%        .36%            .01%        .35%(2,10,13)
T. Rowe Price Large Cap Growth
  Portfolio......................     .60%        .08%     .00%        .68%            .00%         .68%(2)
T. Rowe Price Small Cap Growth
  Portfolio......................     .51%        .07%     .00%        .58%            .00%         .58%(2)
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................     .63%        .07%     .00%        .70%            .00%         .70%(2)
Western Asset Management U.S.
  Government Portfolio...........     .50%        .07%     .00%        .57%            .00%         .57%(2)
Zenith Equity Portfolio..........     .00%        .01%     .00%        .01%            .00%            .01%        .72%(14)

                                                                                                                    NET TOTAL
                                                                                                                 ANNUAL EXPENSES
                                                                                                                  INCLUDING NET
                                                                      GROSS        FEE WAIVERS      NET TOTAL       EXPENSES
                                   MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL       OF UNDERLYING
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)    PORTFOLIOS(1)
                                   ----------   --------   -----   ------------   --------------   -----------   ---------------
MetLife Conservative Allocation
  Portfolio......................     .10%        .09%     .00%        .19%            .09%            .10%(16)    .71%(15)
MetLife Conservative to Moderate
  Allocation Portfolio...........     .10%        .02%     .00%        .12%            .02%            .10%(16)    .75%(15)
MetLife Moderate Allocation
  Portfolio......................     .10%        .01%     .00%        .11%            .01%            .10%(16)    .80%(15)
MetLife Moderate to Aggressive
  Allocation Portfolio...........     .10%        .01%     .00%        .11%            .01%            .10%(16)    .85%(15)
MetLife Aggressive Allocation
  Portfolio......................     .10%        .07%     .00%        .17%            .07%            .10%(16)    .85%(15)
MET INVESTORS SERIES TRUST
  (CLASS A SHARES)(17)
BlackRock Large-Cap Core
  Portfolio......................     .63%        .22%     .00%        .85%            .00%            .85%(18,19)
Cyclical Growth and Income ETF
  Portfolio......................     .45%        .18%     .00%        .63%            .08%            .55%(21)    .80%(20)
Cyclical Growth ETF Portfolio....     .45%        .15%     .00%        .60%            .05%            .55%(21)    .79%(22)
Harris Oakmark International
  Portfolio......................     .78%        .13%     .00%        .91%            .00%            .91%
Janus Forty Portfolio............     .65%        .06%     .00%        .71%            .00%            .71%(18)
Lazard Mid-Cap Portfolio.........     .70%        .06%     .00%        .76%            .00%            .76%
Legg Mason Partners Aggressive
  Growth Portfolio...............     .63%        .09%     .00%        .72%            .00%            .72%(19)
Legg Mason Value Equity
  Portfolio......................     .64%        .08%     .00%        .72%            .00%            .72%(23)
Lord Abbett Bond Debenture
  Portfolio......................     .50%        .04%     .00%        .54%            .00%            .54%
Met/AIM Small Cap Growth
  Portfolio......................     .87%        .06%     .00%        .93%            .00%            .93%(19)
MFS Research International
  Portfolio......................     .72%        .14%     .00%        .86%            .00%            .86%
Neuberger Berman Real Estate
  Portfolio......................     .64%        .04%     .00%        .68%            .00%            .68%
Oppenheimer Capital Appreciation
  Portfolio......................     .57%        .05%     .00%        .62%            .00%            .62%(19)
PIMCO Inflation Protected Bond
  Portfolio......................     .50%        .05%     .00%        .55%            .00%            .55%
PIMCO Total Return Portfolio.....     .50%        .05%     .00%        .55%            .00%            .55%
RCM Technology Portfolio.........     .88%        .14%     .00%       1.02%            .00%           1.02%(19,24)
T. Rowe Price Mid-Cap Growth
  Portfolio......................     .75%        .04%     .00%        .79%            .00%            .79%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  (INITIAL CLASS)
VIP Equity-Income Portfolio......     .47%        .10%     .00%        .57%            .00%            .57%
VIP Overseas Portfolio...........     .72%        .16%     .00%        .88%            .00%            .88%
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Bond Fund.........     .41%        .01%     .25%        .67%            .00%            .67%
American Funds Global Small
  Capitalization Fund............     .72%        .05%     .25%       1.02%            .00%           1.02%
American Funds Growth Fund.......     .32%        .02%     .25%        .59%            .00%            .59%
American Funds Growth-Income
  Fund...........................     .27%        .01%     .25%        .53%            .00%            .53%

------------

(1) Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.

(2) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(4) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.
(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(6) The Management Fee has been restated to reflect current fees, as if the current fees had been in effect during the previous fiscal year.
(7) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.03%.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.244%.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio by 0.05%.
(10 )MetLife Advisors, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.
(11 )Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(12 )MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.
(13 )Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(14 )The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2006, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .71%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.
(15 )These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.80% for the MetLife Conservative Allocation Portfolio, 0.77% for the MetLife Conservative to Moderate Allocation Portfolio, 0.82% for the MetLife Moderate Allocation Portfolio, 0.86% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.93% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)
(16 )MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.

(17 )Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(18 )Other Expenses have been restated to reflect the current Met Investors
     Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(19 )The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(20 )The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, was 0.25%. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 0.88%.
(21 )Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.55%, excluding 12b-1 fees.
(22 )The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs and other investment companies, based on the allocation of assets as of December 31, 2006, was 0.24%. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 0.84%.
(23 )Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.
(24 )Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.04%.

     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                         [FLOW CHART]
                     HOW THE POLICY WORKS
PREMIUM PAYMENTS
- Flexible
- Planned premium options
- Minimum premium (in first five Policy years)
- Guaranteed Death Benefit Premium (to age 100 of younger insured) (a rider benefit that is available only if you choose death benefit Option 4; not available with Survivorship Level Term Rider)
CHARGES FROM PREMIUM PAYMENTS
- Sales Load:
   - yr. 1: 26.5% up to Target Premium and 4% above Target
   - yrs. 2-10: 11.5% (9% initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is at least $1 million) up to Target Premium and 4% above Target
   - yrs. 11+: 4% of premiums
- State Premium Tax Charge: 2.5%
- Charge for Federal Taxes: 1%
LOANS
- After we mail the initial premium confirmation, you may borrow a portion of your cash value
- Loan interest charge is 4.35%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with 4.0% interest.
RETIREMENT BENEFITS
- Fixed settlement options are available for policy proceeds

CASH VALUES
- Net premium payments invested in your choice of Eligible Fund investments (in some states after an initial period during which net investment experience equal to that of the BlackRock Money Market Sub-Account may be credited) or the Fixed Account
- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
- We do not guarantee the cash value invested in the Eligible Funds
- Any earnings you accumulate are generally free of any current income taxes
- You may change the allocation of future net premiums at any time.
- You may currently transfer funds among investment options (and to the Fixed Account) once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers. We may limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
- You may allocate your cash value among a maximum of nine accounts at any one time
DEATH BENEFIT
- Paid upon the 2nd death
- Level or Variable Death Benefit Options apply until age 100 of the younger insured
- Guaranteed not to be less than face amount (less any loan balance) if Guaranteed Death Benefit rider is in effect (available in certain circumstances)
- Income tax free to named beneficiary (generally)
- Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation). Only the cash value accumulation test is available in Florida
- Death benefit on or after age 100 of the younger insured equals the cash value, unless the Policy has an Expanded Death Benefit rider, or a Guaranteed Death Benefit rider that was in effect at age 100 of the younger insured. In New York the Policy matures for the net cash value at age 100 of the younger insured.
DAILY DEDUCTIONS FROM ASSETS OF THE VARIABLE ACCOUNT
- Investment advisory fees and other expenses are deducted from the Eligible Fund values
BEGINNING OF MONTH CHARGES
- We deduct the cost of insurance protection (reflecting any rated classification) from the cash value each month
- Any Rider Charges
- Policy Fee: currently $12.50 (maximum) per month in years 1-3 and $5.50 (maximum, not to exceed $12.50 in New Jersey) per month thereafter
- Mortality and Expense Risk Charge at an annual rate of .90% in the first 10 Policy years and .45% thereafter (applied against cash value in the Variable Account and any cash value in the general account that represents a Policy loan)
- Administrative Charge: currently $0.08 per $1,000 of face amount (base Policy plus Survivorship Level Term Insurance Rider) monthly in the first three Policy years, $0.06 per $1000 of base Policy face amount thereafter. If initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, $0.035 per $1,000 of base Policy face amount in years four and later. Current rates are guaranteed maximum rates except in New Jersey where maximum rate is $0.08 per $1,000 in all Policy years.
- Guaranteed Death Benefit Rider Charge (if rider selected): $.01 per $1000 of face amount (base Policy and any joint or single life term rider) monthly.
SURRENDER CHARGE
- Applies on lapse, surrender, face reduction or partial surrender that causes a face reduction in the first 15 Policy years (or until age 100 of younger insured, if earlier). Maximum charge occurs in first Policy year and equals 90% of the lesser of: premiums paid and Benchmark Premium (90% of Benchmark Premium in New York). (Percentage is lower for insureds with average issue age above 52.) Charge reduces monthly over remainder of surrender charge period.
LIVING BENEFITS
- If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits
- You may surrender the Policy at any time for its cash surrender value
- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
- Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

     The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. Any amount of the death benefit that exceeds the Policy's cash value is paid from NELICO's general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of NELICO.

THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                 ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------
BlackRock Aggressive Growth    BlackRock Advisors, LLC         Maximum capital appreciation.
Portfolio


BlackRock Bond Income          BlackRock Advisors, LLC         A competitive total return
Portfolio                                                      primarily from investing in
                                                               fixed-income securities.


BlackRock Diversified          BlackRock Advisors, LLC         High total return while
Portfolio                                                      attempting to limit
                                                               investment risk and preserve
                                                               capital.


BlackRock Large Cap Value      BlackRock Advisors, LLC         Long-term growth of capital.
Portfolio


BlackRock Legacy Large Cap     BlackRock Advisors, LLC         Long-term growth of capital.
Growth Portfolio


BlackRock Money Market         BlackRock Advisors, LLC         A high level of current
Portfolio(1)                                                   income consistent with
                                                               preservation of capital.

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------


BlackRock Strategic Value      BlackRock Advisors, LLC         High total return, consisting
Portfolio                                                      principally of capital
                                                               appreciation.


Davis Venture Value Portfolio  Davis Selected Advisers,        Growth of capital.
                               L.P.(2)


FI International Stock         Fidelity Management &           Long-term growth of capital.
Portfolio                      Research Company


FI Large Cap Portfolio         Fidelity Management &           Long-term growth of capital.
                               Research Company


FI Mid Cap Opportunities       Fidelity Management &           Long-term growth of capital.
Portfolio                      Research Company


FI Value Leaders Portfolio     Fidelity Management &           Long-term growth of capital.
                               Research Company


Franklin Templeton Small Cap   Franklin Advisers, Inc.         Long-term capital growth.
Growth Portfolio


Harris Oakmark Focused Value   Harris Associates L.P.          Long-term capital
Portfolio                                                      appreciation.


Harris Oakmark Large Cap       Harris Associates L.P.          Long-term capital
Value Portfolio                                                appreciation.


Jennison Growth Portfolio      Jennison Associates LLC         Long-term growth of capital.


Lehman Brothers Aggregate      MetLife Investment Advisors     To equal the performance of
Bond Index Portfolio           Company, LLC                    the Lehman Brothers Aggregate
                                                               Bond Index.


Loomis Sayles Small Cap        Loomis, Sayles & Company,       Long-term capital growth from
Portfolio                      L.P.                            investments in common stocks
                                                               or other equity securities.


MetLife Mid Cap Stock Index    MetLife Investment Advisors     To equal the performance of
Portfolio                      Company, LLC                    the Standard & Poor's Mid Cap
                                                               400 Composite Stock Price
                                                               Index.


MetLife Stock Index Portfolio  MetLife Investment Advisors     To equal the performance of
                               Company, LLC                    the Standard & Poor's 500
                                                               Composite Stock Price Index.


MFS Total Return Portfolio     Massachusetts Financial         Favorable total return
                               Services Company                through investment in a
                                                               diversified portfolio.


Morgan Stanley EAFE Index      MetLife Investment Advisors     To equal the performance of
Portfolio                      Company, LLC                    the MSCI EAFE Index.


Neuberger Berman Mid Cap       Neuberger Berman Management     Capital growth.
Value Portfolio                Inc.


Oppenheimer Global Equity      OppenheimerFunds, Inc.          Capital appreciation.
Portfolio


Russell 2000 Index Portfolio   MetLife Investment Advisors     To equal the return of the
                               Company, LLC                    Russell 2000 Index.


T. Rowe Price Large Cap        T. Rowe Price Associates,       Long-term growth of capital
Growth Portfolio               Inc.                            and, secondarily, dividend
                                                               income.


T. Rowe Price Small Cap        T. Rowe Price Associates,       Long-term capital growth.
Growth Portfolio               Inc.

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------


Western Asset Management       Western Asset Management        To maximize total return
Strategic Bond Opportunities   Company                         consistent with preservation
Portfolio                                                      of capital.


Western Asset Management U.S.  Western Asset Management        To maximize total return
Government Portfolio           Company                         consistent with preservation
                                                               of capital and maintenance of
                                                               liquidity.


Zenith Equity Portfolio(3)     N/A                             Long-term capital
                                                               appreciation.


MetLife Conservative           N/A                             A high level of current
Allocation Portfolio                                           income, with growth of
                                                               capital as a secondary
                                                               objective.


MetLife Conservative to        N/A                             A high total return in the
Moderate Allocation Portfolio                                  form of income and growth of
                                                               capital, with a greater
                                                               emphasis on income.


MetLife Moderate Allocation    N/A                             A balance between a high
Portfolio                                                      level of current income and
                                                               growth of capital, with a
                                                               greater emphasis on growth of
                                                               capital.


MetLife Moderate to            N/A                             Growth of capital.
Aggressive Allocation
Portfolio


MetLife Aggressive Allocation  N/A                             Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                ADVISER: MET INVESTORS ADVISORY LLC

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------
BlackRock Large-Cap Core       BlackRock Advisors, LLC         Long-term capital growth.
Portfolio


Cyclical Growth and Income     Gallatin Asset Management,      Growth of capital and income.
ETF Portfolio                  Inc.


Cyclical Growth ETF Portfolio  Gallatin Asset Management,      Growth of capital.
                               Inc.


Harris Oakmark International   Harris Associates L.P.          Long-term capital
Portfolio                                                      appreciation.


Janus Forty Portfolio          Janus Capital Management LLC    Capital appreciation.


Lazard Mid-Cap Portfolio       Lazard Asset Management LLC     Long-term growth of capital.


Legg Mason Partners            ClearBridge Advisors, LLC       Capital appreciation.
Aggressive Growth Portfolio
(formerly Legg Mason
Aggressive Growth Portfolio)


Legg Mason Value Equity        Legg Mason Capital              Long-term growth of capital.
Portfolio                      Management, Inc.


Lord Abbett Bond Debenture     Lord, Abbett & Co. LLC          To provide high current
Portfolio                                                      income and the opportunity
                                                               for capital appreciation to
                                                               produce a high total return.


Met/AIM Small Cap Growth       AIM Capital Management, Inc.    Long-term growth of capital.
Portfolio


MFS Research International     Massachusetts Financial         Capital appreciation.
Portfolio                      Services Company

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------


Neuberger Berman Real Estate   Neuberger Berman Management     Total return through
Portfolio                      Inc.                            investment in real estate
                                                               securities, emphasizing both
                                                               capital appreciation and
                                                               current income.


Oppenheimer Capital            OppenheimerFunds, Inc.          Capital appreciation.
Appreciation Portfolio


PIMCO Inflation Protected      Pacific Investment Management   Maximum real return,
Bond Portfolio                 Company LLC                     consistent with preservation
                                                               of capital and prudent
                                                               investment management.


PIMCO Total Return Portfolio   Pacific Investment Management   Maximum total return,
                               Company LLC                     consistent with the
                                                               preservation of capital and
                                                               prudent investment
                                                               management.


RCM Technology Portfolio       RCM Capital Management LLC      Capital appreciation; no
(formerly RCM Global                                           consideration is given to
Technology Portfolio)                                          income.


T. Rowe Price Mid-Cap Growth   T. Rowe Price Associates,       Long-term growth of capital.
Portfolio                      Inc.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS  ADVISER: FIDELITY MANAGEMENT & RESEARCH
                                         COMPANY

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------
VIP Equity-Income Portfolio                                    Reasonable income. The fund
                                                               will also consider the
                                                               potential for capital
                                                               appreciation. The fund's goal
                                                               is to achieve a yield which
                                                               exceeds the composite yield
                                                               on the securities comprising
                                                               the Standard & Poor's 500(SM)
                                                               Index.
VIP Overseas Portfolio                                         Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES  ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY

ELIGIBLE FUND                           SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                           -----------                --------------------
American Funds Bond Fund       N/A                             Maximize current income and
                                                               preserve capital by investing
                                                               primarily in fixed-income
                                                               securities.


American Funds Global Small    N/A                             Capital appreciation through
Capitalization Fund                                            stocks.


American Funds Growth Fund     N/A                             Capital appreciation through
                                                               stocks.


American Funds Growth-Income   N/A                             Capital appreciation and
Fund                                                           income.

---------------

(1) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.

(3) The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS

     We select the Eligible Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations of premium payments made through our pre-authorized checking arrangement are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the BlackRock Money Market Sub-Account.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount.

     The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

     We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with a term rider that provides death benefit coverage at a lower overall cost than coverage under the base Policy; however, the term rider has no surrenderable cash value and terminates at the younger insured's age 100. (See "Additional Benefits by Rider".) To obtain more information about these other policies and the term rider, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While either of the insureds is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner (who is not the second insured to die), his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS

     GENERAL 24 MONTHS RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Months Conversion Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Months Conversion Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Months Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND, CONNECTICUT AND NEW YORK. Under Policies issued in Maryland, Connecticut and New York, you can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

     Contact us at our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative for more specific information about the 24 Months Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

     FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under Policies issued in New York and Florida, you can exchange your Policy, while it is in force and before the younger insured's age 100, for a new policy issued by us or an affiliate which provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Survivorship Paid-Up Insurance may be less than the face amount of this Policy.

     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging the face amount of your Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact your registered representative for more information about this feature.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You need our consent to increase your Planned Premium. You cannot make an additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the pre-authorized checking arrangement described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum. You cannot make any payments at and after age 100 of the younger insured, except if the Policy is in the grace period.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You need our consent to change your Planned Premium schedule.

     You may make payments by check or you may also choose to have us withdraw your premium payments from your bank checking account or CDC Nvest Cash Management Trust account under our pre-authorized checking arrangement. We do not accept cash or money orders. We will send premium notices for annual, semi-annual or quarterly Planned Premiums.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. (See "Tax Considerations".)

     We allocate net payments to your Policy's sub-accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida) if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's sub-accounts on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     Unless you tell us otherwise in writing, we treat any payment that we receive in response to an anniversary bill, and any payment we receive within 45 days after an anniversary while you have an outstanding Policy loan, first as a Planned Premium, second as payment of loan interest, and third as an unscheduled payment. Otherwise, we treat the payment first as a Planned Premium and second as an unscheduled payment.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. We credit interest to the Policy at a 4% net annual rate for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Lapse") due for the first quarter (or on receipt of the number of monthly payments due under our pre-authorized checking arrangement).

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

     You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative (see "Receipt of Communications and Payments at NELICO's Designated Office"). Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold the portion of your initial net premium allocated to the Sub-Accounts in the BlackRock Money Market Sub-Account until 15 days after the investment start date, and then we make the allocation among the Sub-Accounts as you choose. (In these states, we allocate the amounts you allocate to the Fixed Account as of the investment start date.)

     You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. You may allocate any whole percentage of each premium to a Sub-Account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account".

     You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

     When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:

Premium Payments                 New England Financial
                                 P.O. Box 371499
                                 Pittsburgh, PA 15250-7499
Payment Inquiries and            New England Financial/MetLife
Correspondence                   P.O. Box 30440
                                 Tampa, FL 33630-3440
                                 (800) 388-4000
Surrenders, Cancellations (Free  New England Financial/MetLife
Look Period), Loans,             P.O. Box 543
Withdrawals and Sub-Account      Warwick, RI 02887-0543
Transfers
Death Claims                     New England Financial/MetLife
                                 P.O. Box 353
                                 Warwick, RI 02887-0353
Sub-Account Transfers by         (800) 200-2214
Telephone
All Other Telephone              (800) 388-4000
Transactions and Inquiries

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it be yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

     We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

     We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's sub-accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the general account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial surrenders

     -- transfers among the sub-accounts and Fixed Account

     We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. If you surrender during the grace period, we also deduct the Amount Due to cover the Monthly Deduction to the date of surrender. (See "Loans", "Surrender Charge", "Monthly Deduction from Cash Value" and "Lapse and Reinstatement".)

     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

     NET INVESTMENT EXPERIENCE. The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

     A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period.

     The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

                                 DEATH BENEFITS

     The death benefit is payable to the beneficiary at the death of the second insured to die. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $2,000,000. These provisions vary in some states.

     CHOICE OF TAX TEST. The Internal Revenue Code requires that the Policy's death benefit (including any Survivorship Level Term Insurance Rider) not be less than certain amounts defined in the Code. When you apply for your Policy, you select which tax law test will apply to the death benefit. You will choose between: (1) the cash value accumulation test, and (2) the guideline premium test. For Policies issued in Florida, you may select only the cash value accumulation test as the tax law test that will apply to the death benefit under your Policy. The test you select is used for the life of the Policy and cannot be changed.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the net single premium factor set by the Internal Revenue Code. The net single premium factors are shown in the Policy based on the age of the younger insured at the start of the Policy year. Net single premium factors vary based on each insured's sex, underwriting class and age at issue, and the Policy year. Sample net single premium factors appear in Appendix A.

     If you select the guideline premium test, one of two death benefit "corridors" will apply.

     Under the basic IRS GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the corridor factor set by the Internal Revenue Code. The corridor factors vary by and are shown based on the age of the younger insured at the start of the Policy year. See Appendix A.

     Under the GUIDELINE PREMIUM TEST WITH ENHANCED CORRIDOR, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times a corridor factor. Until age 81 of the younger insured, these corridor factors are the same as under the basic guideline premium test. Beginning at age 81 of the younger insured, until age 100 of that insured, we use an enhanced corridor factor. The enhanced corridor is greater than under the basic IRS guideline premium test, resulting in a potentially larger death benefit than required by tax law. See Appendix A.

     If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later

Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy you must select among five death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you. These options apply until age 100 of the younger insured.

     The OPTION 1 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 2 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST.

     The OPTION 3 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 4 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the CASH VALUE ACCUMULATION TEST.

     The OPTION 5 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the CASH VALUE ACCUMULATION TEST.

     THE GUARANTEED DEATH BENEFIT RIDER IS ONLY AVAILABLE IF YOU SELECT OPTION
4. (SEE "LAPSE" FOR A DESCRIPTION OF THE GUARANTEED DEATH BENEFIT RIDER.) YOU CANNOT CHOOSE TO HAVE BOTH THE GUARANTEED DEATH BENEFIT RIDER AND THE SURVIVORSHIP LEVEL TERM INSURANCE RIDER.

     AGE 100. If the death benefit is payable on or after age 100 of the younger insured, it equals the cash value on the date of death. However, if at age 100 of the younger insured, the Policy has a Guaranteed Death Benefit Rider and that benefit is in effect, the death benefit will equal the face amount if it exceeds the cash value. In addition, if the Policy has an Expanded Death Benefit Rider, the death benefit will equal the smallest face amount that was in effect since age 80 of the younger insured (or since the Policy Date if the younger insured was older than 80 on that date), if this amount is greater than the death benefit that would otherwise be payable. For Policies issued in New York, your Policy will mature at age 100 of the younger insured for the net cash value. The tax consequences of keeping the Policy in force beyond the younger insured's age 100 are uncertain.

EXPANDED DEATH BENEFIT RIDER

     Subject to state availability, you can purchase the Expanded Death Benefit Rider. You may add the rider to your Policy at issue or at any time until the insureds' average age reaches 90. (See "Surrender Charge" for the rules we use when calculating an average age.)

     If you choose this rider, then the death benefit on and after age 100 of the younger insured will be equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured (or since the Policy Date, if the younger insured was older than 80 on that date). See "Age 100" above for how we determine the death benefit on and after age 100 of the younger insured.

     If you elect this rider, the Monthly Deduction will include a charge for the rider until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then. The tax consequences associated with keeping your Policy in force after age 100 of the younger insured are unclear. A tax adviser should be consulted about such tax consequences.

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and before the younger insured's age 100, you may change your death benefit option by written request to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) For Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

     You can change among the three options that use the guideline premium test or between the two that use the cash value accumulation test, but not between a guideline premium test option and a cash value accumulation test option.

     If you change from Option 1 or 2 (face amount options) to Option 3 (face amount plus cash value option), or from Option 4 (face amount option) to Option 5 (face amount plus cash value option), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

     If you change from Option 3 (face amount plus cash value option) to Option 1 or 2 (face amount options), or from Option 5 (face amount plus cash value option) to Option 4 (face amount option), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. If we increase the face amount pursuant to this provision, any charges assessed under the Policy after the increase that are based on face amount would be based on the new increased face amount of the Policy.

     If you change from Option 1 or 3 (enhanced corridor options) to Option 2, in most cases we reduce the Policy's death benefit amount if the enhanced corridor increases are in effect; the death benefit usually remains the same if they are not in effect.

     Changes from Option 2 to Option 1 or 3 (enhanced corridor options) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the Amount Due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

     We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

     An insured age 75 or younger who meets our underwriting requirements can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An insured over age 75 who meets our underwriting requirements may request a single life ordinary (not variable) life policy.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.) For Policies issued in New York, we will not allow a reduction in the face amount of your Policy during the grace period. We do not permit any increases in face amount.

     If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we base the level of the sales charge. We deduct any Surrender Charge that applies from the Policy's cash value in an amount proportional to the amount of the face reduction.

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

     You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office.") The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid to you by the portion of any Monthly Deduction made for the period beyond the date of surrender. If you surrender the Policy during the grace period, we deduct the Amount Due from your proceeds to cover the Monthly Deduction to the date of surrender. (See "Lapse and Reinstatement".) You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

     You may make a partial surrender of the Policy at any time after we mail the confirmation for the initial premium, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we base the level of the sales charge. A partial surrender may also reduce rider benefits. We can decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

     We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

     We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

     You may not reinvest cash value paid upon a partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

     A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the date we receive a request. You can contact your registered representative or our Designated Office for information on partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the death benefit as a result of a partial surrender may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

     Once we mail the confirmation for the initial premium (in some states, 15 days after that) you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING/ASSET REBALANCING

     The Policy may offer two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value" at any time after we mail the confirmation for the initial premium (unless we consent to an earlier date). We make the loan as of the date when we receive a loan request at our Designated Office. You should contact our Designated Office or your registered representative for information on loan procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     The Policy's loan value equals 90% (or more if required by state law) of: the Policy's cash value minus the Surrender Charge. The loan value available is the loan value reduced by any outstanding loan plus interest. A loan that is taken from, or secured by, a Policy may have tax consequences.

     A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. You may repay all or part of your loan at any time while either insured is still alive. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then, unless you request otherwise, to the sub-accounts of the Variable Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     The interest rate charged on Policy loans is an effective rate of 4.35% per year, compounded daily. Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

     The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".) If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted about such loans. (See "Tax Considerations".)

     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

     Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default and may lapse. Two types of premium payment levels can protect your Policy against lapse
(1) for the first five Policy years, and (2) until age 100 of the younger insured.

     FIRST FIVE POLICY YEARS--In general, if you pay the five year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. We recalculate the five year Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, (3) the rating classification for your Policy is improved, or (4) a correction is made in the insurance age or sex of either insured. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

     TO AGE 100 OF THE YOUNGER INSURED--In general, if you elect the Guaranteed Death Benefit rider and pay the Guaranteed Death Benefit Premium amounts on time, the Policy will stay in force until age 100 of the younger insured, even if the net cash value is less than the Monthly Deduction in any month. We determine if the No Lapse Guarantee Benefit is in effect as follows. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders, less any Policy loan balance, and less any cash value paid to you to allow the Policy to continue to qualify as life insurance under the tax law, are at least equal to: the Guaranteed Death Benefit Fund value for the prior year (shown in the rider), plus 1/12 of the Guaranteed Death Benefit premium (shown in Section 1 of your Policy) for each completed Policy month of the current Policy year, then the No Lapse Guarantee Benefit will apply for that month.

     We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the five year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the five year Minimum Premium, except that it is based on the guaranteed maximum level of Policy charges.

     When testing whether the No Lapse Guarantee Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

     You may choose the Guaranteed Death Benefit Rider at issue if it is available in your state and if you choose death benefit Option 4. (You may not choose the Guaranteed Death Benefit Rider if you elect the Survivorship Level Term Insurance Rider.) If you elect this rider, the Monthly Deduction will include a charge for the rider, even if the No Lapse Guarantee Benefit is not effective, until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

     A change in death benefit option or the addition of the Survivorship Level Term Insurance Rider will terminate the Guaranteed Death Benefit Rider.

     We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums".) This could prevent you from making unplanned premium payments that are necessary to keep the No Lapse Guarantee Benefit in effect.

     If your Policy is not protected by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or by the five year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of the Amount Due. The Amount Due is the least of: a premium large enough to cover the Monthly Deductions due and all deductions from the premium; a premium large enough to permit the No Lapse Guarantee Benefit to be in effect, if the Policy has the Guaranteed Death Benefit rider; and a premium large enough to meet the monthly five year Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the grace period, your Policy will lapse without value.

     Your policy may also lapse if Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made). Under these circumstances, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability of each living insured that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge, Policy fee, mortality and expense risk charge, administrative charge, sales charge and rider charges, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it may be to your economic advantage to include a portion or percentage of your insurance coverage under the Survivorship Level Term Insurance Rider because both current and guaranteed charges for the rider are lower than those of the base Policy.

     The Survivorship Level Term Insurance Rider can provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the rider, the cost of insurance for the rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Survivorship Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. In addition, the benefit provided by the Guaranteed Death Benefit Rider is not available if you elect coverage under the Survivorship Level Term Insurance Rider.

     The same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.

     Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     The following riders are available:

     TERM RIDER--SURVIVORSHIP LEVEL TERM INSURANCE, which provides joint life term insurance.

     TERM RIDER--SURVIVORSHIP 4 YEAR LEVEL TERM INSURANCE, which provides joint life term insurance for four policy years.

     TERM RIDER--SINGLE LIFE LEVEL TERM INSURANCE, which provides additional term insurance on one of the insureds.

     TERM RIDER--SINGLE LIFE DECREASING TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

     WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

     WAIVER OF SPECIFIED PREMIUMS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

     POLICY SPLIT RIDER. Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split. Additional conditions apply.

     For more information about the Policy split rider you should contact your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

     EXPANDED DEATH BENEFIT RIDER, which provides a death benefit on and after age 100 of the younger insured equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured. For a discussion of the tax consequences of continuing the Policy after the younger insured's age 100, see "Tax Considerations."

     GUARANTEED DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until age 100 of the younger insured.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

     We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

     After the Policy has been in force for ten years, if we set an interest rate for the Fixed Account that is higher than 4%, that rate will be increased for the Policy by at least 0.45%. For Policies issued in New Jersey, and that have been in force for ten years, additional interest at a rate of not more than ..45% may be credited to the Policy, even if the interest rate set for the Fixed Account is not higher than 4%.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

     Except as described below, the Fixed Account has the same rights and limitations with respect to premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

     Transfers from the Fixed Account to the Variable Account are allowed only once in each Policy year. We process a transfer from the Fixed Account if we receive the transfer request within 30 days after the Policy anniversary. We make the transfer as of the date we receive the transfer request at our Designated Office. We are not currently enforcing this restriction, but we reserve the right to do so.

     Except with our consent, the amount of cash value you may transfer from the Fixed Account is limited to the greater of 25% of the Policy's cash value in the Fixed Account on the transfer date or the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently enforcing this restriction, but we reserve the right to do so. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

     We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

     Services and benefits we provide:

     --  the death benefit, cash, and loan benefits under the Policy

     --  investment options, including premium allocations

     --  administration of elective options

     --  the distribution of reports to Policy Owners

     Costs and expenses we incur:

     -- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     --  overhead and other expenses for providing services and benefits

     --  sales and marketing expenses

     -- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

     Risks we assume:

     -- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner that we estimate

     -- that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a sales charge from premiums. The sales charge is:

     -- In Policy year 1: 26.5% of premiums paid up to the Target Premium, and 4% of premiums paid above the Target Premium

     -- In Policy years 2-10: 11.5% (9% for Policies with an initial face amount (base Policy plus Survivorship Level Term Insurance Rider) of at least $1 million) of premiums paid in each year up to the Target Premium, and 4% of premiums paid above the Target Premium in each year

     --  In Policy years 11 and after: 4% of premiums paid

     When we calculate the sales charge, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our pre-authorized checking arrangement, described in "Premiums".)

     We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

     We may reduce sales charges for Policies sold to some group or sponsored arrangements.

     STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount of premium that we would allocate to the Variable Account assuming a premium payment of $3,000 and a Target Premium of $2,000, for a Policy with a base face amount below $1 million.

POLICY YEAR 1

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 600       (30% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,400

                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)

                    $  925

                    $1,400
                      +925
                 ---------
                    $2,325       Net Premium
                    ======

POLICY YEAR 2

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 300       (15% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,700

                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)

                    $  925

                    $1,700
                      +925
                 ---------
                    $2,625       Net Premium
                    ======

SURRENDER CHARGE

     We deduct a Surrender Charge from the cash value if you lapse, surrender, reduce the face amount, or make a partial surrender of your Policy that reduces the face amount during the first 15 Policy years (or until age 100 of the younger insured, if earlier).

     For insureds with an average issue age of 52 or less, the Surrender Charge in the first Policy year is 90% of the lesser of: (1) premiums paid and (2) the Benchmark Premium. When we calculate this amount, we do not count premiums that we receive within 20 days before the first Policy anniversary, unless they are paid through our pre-authorized checking arrangement. For policies issued in New York, the Surrender Charge in the first Policy year, for insureds with an average issue age of 52 or less, is 90% of the Benchmark Premium.

     The Surrender Charge is greatest in the first Policy year. After that, the charge reduces monthly. To determine the Surrender Charge after the first Policy year, we take the dollar amount of the charge that applied at the end of the first Policy year and multiply it by a fraction. The fraction is based on the number of months remaining in the Surrender Charge period at the end of the first Policy year (168 months over the next 14 years, for a 15 year

Surrender Charge period) and the number of full months remaining in the Surrender Charge period at the time of the surrender, lapse or face amount reduction.

     For example, if the Surrender Charge was $1000 at the end of the first Policy year, then in the first month of the second Policy year the Surrender Charge is $1000 times 167/168, or $994.05.

     For insureds with an average issue age above 52, the Surrender Charge percentage applied to premiums paid in the first Policy year will be less than 90%. Your Policy's schedule page shows the maximum dollar amount of the Surrender Charge that will apply in the first Policy year and for the last Policy month of each remaining year in the Surrender Charge period. (When we calculate the average issue age for this purpose, we round down and limit the average to the age of the younger insured plus five years.)

     Any Surrender Charge that we deduct on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge on any date after reinstatement, we do not count the period that the Policy was lapsed.

     In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Lapse".)

     -- Otherwise, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the younger insured reaches age 100 (or would have reached age 100, if that person dies earlier).

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Fund". If you choose a Single Source Expense Fund, we will take the Monthly Deduction from the Account that you choose until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Accounts in proportion to the cash value in each. You may choose a Sub-Account or the Fixed Account as your Single Source Expense Fund.

     The Monthly Deduction includes the following charges:

     POLICY FEE. The Policy fee is currently equal to $12.50 per month in the first three Policy years (guaranteed not to exceed $12.50 per month) and $5.50 per month thereafter (guaranteed not to exceed $5.50 per month except for Policies issued in New Jersey where the Policy fee is guaranteed not to exceed $12.50 per month in all Policy years). For Policies issued in New York, the difference between the higher Policy fee applicable in the first three Policy years and the lower fee applicable thereafter is called the Acquisition Policy Fee. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATIVE CHARGE. We deduct a monthly Administrative Charge to compensate us for administrative expenses incurred in connection with underwriting, issuing and administering the Policy. Currently, the monthly Administrative Charge that is applied in the first three Policy years is $0.08 per $1,000 of base Policy face amount plus Survivorship Level Term Insurance Rider face amount, and in years four and after, $0.06 per $1,000 of base Policy face amount. The Administrative Charge does not apply to the Survivorship Level Term Insurance Rider face amount in years four and after. If the initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, the current charge in Policy years four and after is $0.035 (rather than $0.06) per $1,000 of base Policy face amount per month.

     The current Administrative Charges are the guaranteed maximum charges, except that in New Jersey, the Administrative Charge is guaranteed not to exceed $0.08 per $1,000 of face amount per month in all Policy years. In New York, the difference between the higher Administrative Charge applicable in the first three Policy years and the lower charges applicable thereafter is called the Acquisition Administrative Charge.

     Currently we intend to apply the Administrative Charge to no more than $4,000,000 of Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year. This means that the maximum Administrative Charge currently deducted in the second and third Policy years, for example, is $320 per month ($0.08 times 4,000) and in years four and later, $140 per month ($0.035 times 4,000).

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.90% during the first ten Policy years, and 0.45% thereafter. The rate is applied against cash value in the Variable Account and against the amount of any cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering the Policies may be more than we estimated.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.

     The guaranteed cost of insurance rates for a Policy depend on each insured's

     --  underwriting class

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  each insured's age at issue

     --  the Policy year

     --  the base Policy face amount (at issue).

     We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

     We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker preferred, smoker aggregate, smoker rated, nonsmoker standard, nonsmoker preferred, nonsmoker aggregate, and nonsmoker rated. Rated classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables.

     Three standard smoker and nonsmoker classes are available:

     -- smoker and nonsmoker preferred and standard, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) of $200,000 or more if the insured's issue age is 20 through 75.

     -- smoker and nonsmoker aggregate, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) below $200,000 and for all insureds whose issue age is above 75.

     Within each category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, current cost of insurance rates are generally lower for insureds with lower issue ages. Current cost of insurance rates will generally be lower for a particular insured if the Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) at issue is at least $1 million. We offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured where required by state law and to some employee benefit plans. Joint cost of insurance charges under the Policy do not change due to the first insured's death.

     The Survivorship Level Term Insurance Rider has its own cost of insurance rates that may be different from those of the base Policy. Generally, the term rider cost of insurance rates are less than or the same as those of the base Policy. (See "Additional Benefits by Rider".)

     If you choose the Survivorship Level Term Insurance Rider, we calculate the net amount at risk and cost of insurance charges separately for the term insurance rider and the base Policy. The term rider's net amount at risk equals its face amount, and the base Policy's net amount at risk equals the base Policy's death benefit (which is calculated without the term rider component) minus the cash value.

     GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1000 of face amount (including the base Policy and any joint or single life term insurance rider).

     CHARGES FOR ADDITIONAL RIDER BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits, as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.35% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.35%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, particularly as to survivorship life policies. Thus, there is some uncertainty regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the second insured to die will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL--DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

     TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

     EXPANDED DEATH BENEFIT RIDER. The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

     Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the

American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.

     Distributor's sales representatives receive the following commissions and/or service fees for sales of the Policies: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 3% thereafter. Sales representatives receive a commission of 3% of each payment in excess of the Target Premium in any year. Sales representatives may elect to receive commissions equal to a maximum of .16% of cash value, instead of premium-based compensation, beginning in Policy year 11. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

     Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

     Receipt of the cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, MSI, the portion that MSI passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     One of our affiliated selling firms, MetLife Investors Distribution Company ("MLIDC"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may also enter preferred distribution arrangements through which it pays additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor may enter into similar preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities, Inc., Tower Square Securities, Inc. and MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of New England Variable Life Separate Account included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

     You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                    GLOSSARY

     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Surrender Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the same as the Target Premium for the base Policy only and does not include amounts which riders contribute to the Policy's total Target Premium.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

     EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

     NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you. Under our current administrative rules, a Policy that would be dated on the 29th, 30th or 31st of a month will receive a Policy Date of the 28th.

     TARGET PREMIUM. We use the Target Premium to determine the level of sales charge that applies to your premium payments, and also sales commissions. The Target Premium varies with (i) each $1,000 of face amount, (ii) the sex and underwriting class of each insured and their average issue age, and (iii) certain riders. The dollar amount of your Target Premium appears in Section 1 of your Policy as the amount to which the maximum premium load applies.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. (See "Death Benefits".)

     For the cash value accumulation test, here are sample net single premium factors for a male and female insured, both with an issue age of 55 and both in the nonsmoker preferred risk class.

POLICY YEAR                                                   NET SINGLE PREMIUM FACTOR
-----------                                                   -------------------------
  10........................................................            2.19
  20........................................................            1.57
  30........................................................            1.25
  40........................................................            1.10

     If the same insureds were both age 45 at issue, the net single premium factors would be:

POLICY YEAR                                                   NET SINGLE PREMIUM FACTOR
-----------                                                   -------------------------
  10........................................................            3.13
  20........................................................            2.16
  30........................................................            1.56
  40........................................................            1.24
  50........................................................            1.10

     For the guideline premium test, here are the corridor factors.

                                    TABLE I

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
   20 through 40            2.50               2.50
         41                 2.43               2.43
         42                 2.36               2.36
         43                 2.29               2.29
         44                 2.22               2.22
         45                 2.15               2.15
         46                 2.09               2.09
         47                 2.03               2.03
         48                 1.97               1.97
         49                 1.91               1.91
         50                 1.85               1.85
         51                 1.78               1.78
         52                 1.71               1.71
         53                 1.64               1.64
         54                 1.57               1.57
         55                 1.50               1.50
         56                 1.46               1.46
         57                 1.42               1.42
         58                 1.38               1.38
         59                 1.34               1.34
         60                 1.30               1.30
         61                 1.28               1.28

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         62                 1.26               1.26
         63                 1.24               1.24
         64                 1.22               1.22
         65                 1.20               1.20
         66                 1.19               1.19
         67                 1.18               1.18
         68                 1.17               1.17
         69                 1.16               1.16
         70                 1.15               1.15
         71                 1.13               1.13
         72                 1.11               1.11
         73                 1.09               1.09
         74                 1.07               1.07
         75                 1.05               1.05
         76                 1.05               1.05
         77                 1.05               1.05
         78                 1.05               1.05
         79                 1.05               1.05
         80                 1.05               1.05
         81                 1.05               1.10
         82                 1.05               1.15
         83                 1.05               1.20

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         84                 1.05               1.25
         85                 1.05               1.30
         86                 1.05               1.35
         87                 1.05               1.40
         88                 1.05               1.45
         89                 1.05               1.50
         90                 1.05               1.50
         91                 1.04               1.50
         92                 1.03               1.50

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         93                 1.02               1.50
         94                 1.01               1.50
         95                 1.01               1.50
         96                 1.01               1.40
         97                 1.01               1.30
         98                 1.01               1.20
         99                 1.01               1.10
        100                 1.00               1.00

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                              AND NET CASH VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insureds' characteristics. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $2,100,000 for a male and a female, both age 55. The insureds are assumed to be in the nonsmoker preferred underwriting class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges".) Illustrations show the Option 2 death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual sub-accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

     The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense charge, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month.* The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 15 Policy years. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 0.71% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -0.71%, 5.25% and 9.22%, respectively.

     If you request, we will furnish a personalized illustration reflecting the proposed insureds' ages, sex, underwriting classification, the death benefit option and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insureds. You should contact your registered representative to request a personalized illustration.

------------

* For Policies issued in New Jersey, the illustration in Appendix B based on guaranteed maximum charges contains values and benefits that are more favorable than those which would result based on the guaranteed Policy fee and guaranteed maximum basic monthly administrative charge for New Jersey Policies. Personalized illustrations based on guaranteed charges for Policies issued in New Jersey will use the guaranteed fees and charges applicable in New Jersey.

                       MALE AND FEMALE BOTH ISSUE AGE 55
                           $22,315 ANNUAL PREMIUM FOR
                     NON-SMOKER PREFERRED UNDERWRITING RISK
                             $2,100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                    DEATH BENEFIT                         NET CASH VALUE                         CASH VALUE
                ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                          GROSS ANNUAL                         GROSS ANNUAL
END OF            RATE OF RETURN OF                     RATE OF RETURN OF                    RATE OF RETURN OF
POLICY   ------------------------------------   ----------------------------------   ----------------------------------
 YEAR        0%           6%          10%          0%          6%          10%          0%          6%          10%
------       --           --          ---          --          --          ---          --          --          ---
   1      2,100,000    2,100,000    2,100,000          0            0            0     13,123       13,973       14,541
   2      2,100,000    2,100,000    2,100,000     11,624       14,360       16,240     29,651       32,387       34,267
   3      2,100,000    2,100,000    2,100,000     28,997       34,668       38,688     45,637       51,308       55,328
   4      2,100,000    2,100,000    2,100,000     46,993       56,701       63,803     62,247       71,955       79,056
   5      2,100,000    2,100,000    2,100,000     64,333       79,225       90,469     78,200       93,092      104,336
   6      2,100,000    2,100,000    2,100,000     81,170      102,409      118,969     93,650      114,889      131,449
   7      2,100,000    2,100,000    2,100,000     99,246      128,053      151,246    110,340      139,146      162,339
   8      2,100,000    2,100,000    2,100,000    117,019      154,704      186,031    126,726      164,411      195,738
   9      2,100,000    2,100,000    2,100,000    134,482      182,397      223,522    142,803      190,718      231,842
  10      2,100,000    2,100,000    2,100,000    151,630      211,165      263,932    158,563      218,099      270,866
  15      2,100,000    2,100,000    2,100,000    242,041      386,221      536,418    242,041      386,221      536,418
  20      2,100,000    2,100,000    2,100,000    314,928      592,842      935,019    314,928      592,842      935,019
  25      2,100,000    2,100,000    2,100,000    362,718      836,377    1,531,317    362,718      836,377    1,531,317
  30      2,100,000    2,100,000    2,562,667    344,422    1,102,438    2,440,635    344,422    1,102,438    2,440,635
  35      2,100,000    2,100,000    4,003,973    187,586    1,383,688    3,813,307    187,586    1,383,688    3,813,307
  40                   2,100,000    5,945,970               1,712,949    5,887,099               1,712,949    5,887,099
  45                   2,207,820    9,050,019               2,207,820    9,050,019               2,207,820    9,050,019

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
                           $22,315 ANNUAL PREMIUM FOR
                     NON-SMOKER PREFERRED UNDERWRITING RISK
                             $2,100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                    DEATH BENEFIT                        NET CASH VALUE                       CASH VALUE
                ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                         GROSS ANNUAL                       GROSS ANNUAL
END OF            RATE OF RETURN OF                    RATE OF RETURN OF                  RATE OF RETURN OF
POLICY   ------------------------------------   --------------------------------   --------------------------------
 YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
------       --           --          ---          --         --         ---          --         --         ---
   1      2,100,000    2,100,000    2,100,000          0          0            0     13,123     13,973       14,541
   2      2,100,000    2,100,000    2,100,000     11,624     14,360       16,240     29,651     32,387       34,267
   3      2,100,000    2,100,000    2,100,000     28,997     34,668       38,688     45,637     51,308       55,328
   4      2,100,000    2,100,000    2,100,000     46,993     56,701       63,803     62,247     71,955       79,056
   5      2,100,000    2,100,000    2,100,000     64,333     79,225       90,469     78,200     93,092      104,336
   6      2,100,000    2,100,000    2,100,000     80,949    102,182      118,740     93,429    114,663      131,220
   7      2,100,000    2,100,000    2,100,000     96,755    125,499      148,656    107,848    136,592      159,749
   8      2,100,000    2,100,000    2,100,000    111,633    149,062      180,230    121,340    158,769      189,937
   9      2,100,000    2,100,000    2,100,000    125,424    172,716      213,442    133,744    181,037      221,762
  10      2,100,000    2,100,000    2,100,000    137,937    196,266      248,240    144,870    203,200      255,174
  15      2,100,000    2,100,000    2,100,000    182,763    317,430      461,019    182,763    317,430      461,019
  20      2,100,000    2,100,000    2,100,000    138,267    382,377      703,484    138,267    382,377      703,484
  25                   2,100,000    2,100,000               263,838      935,212               263,838      935,212
  30                                2,100,000                          1,061,151                          1,061,151
  35                                2,100,000                            699,412                            699,412
  40
  45

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-200-2214 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

     For Sub-Account transfers and premium reallocations, call 1-800-200-2214.

     For current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 1-800-388-4000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-3713

                                 ANNUAL REPORT

                                       OF

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                                       OF

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               DECEMBER 31, 2006

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts (as disclosed in Appendix A) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account of NELICO as of December 31, 2006, and the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 26, 2007

                                   APPENDIX A

American Funds Bond Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
BlackRock Aggressive Growth Sub-Account
BlackRock Bond Income Sub-Account
BlackRock Diversified Sub-Account
BlackRock Large Cap Sub-Account
BlackRock Large Cap Value Sub-Account
BlackRock Legacy Large Cap Growth Sub-Account
BlackRock Money Market Sub-Account
BlackRock Strategic Value Sub-Account
Cyclical Growth & Income ETF Sub-Account
Cyclical Growth ETF Sub-Account
Davis Venture Value Sub-Account
FI International Stock Sub-Account
FI Large Cap Sub-Account
FI Mid Cap Opportunities Sub-Account
FI Value Leaders Sub-Account
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Overseas Sub-Account
Franklin Templeton Small Cap Growth Sub-Account
Harris Oakmark Focused Value Sub-Account
Harris Oakmark International Sub-Account
Harris Oakmark Large Cap Value Sub-Account
Jennison Growth Sub-Account
Lazard Mid-Cap Sub-Account
Legg Mason Aggressive Growth Sub-Account
Legg Mason Value Equity Sub-Account
Lehman Brothers Aggregate Bond Index Sub-Account
Loomis Sayles Small Cap Sub-Account
Lord Abbett Bond Debenture Sub-Account
Met/AIM Small Cap Growth Sub-Account
MetLife Aggressive Allocation Sub-Account
MetLife Conservative Allocation Sub-Account
MetLife Conservative to Moderate Allocation Sub-Account
MetLife Mid Cap Stock Index Sub-Account
MetLife Moderate Allocation Sub-Account
MetLife Moderate to Aggressive Allocation Sub-Account
MetLife Stock Index Sub-Account
MFS Investors Trust Sub-Account
MFS Research International Sub-Account
MFS Total Return Sub-Account
Morgan Stanley EAFE Index Sub-Account
Neuberger Berman Mid Cap Value Sub-Account
Neuberger Berman Real Estate Sub-Account
Oppenheimer Capital Appreciation Sub-Account
Oppenheimer Global Equity Sub-Account
PIMCO Inflation Protected Bond Sub-Account
PIMCO Total Return Sub-Account
RCM Global Technology Sub-Account
Russell 2000 Index Sub-Account
T. Rowe Price Large Cap Growth Sub-Account
T. Rowe Price Mid-Cap Growth Sub-Account
T. Rowe Price Small Cap Growth Sub-Account
Western Asset Management Strategic Bond Opportunities
  Sub-Account
Western Asset Management U.S. Government Sub-Account
Zenith Equity Sub-Account

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                        ZENITH       BLACKROCK      BLACKROCK         MFS        HARRIS OAKMARK    FI VALUE
                                        EQUITY      BOND INCOME    MONEY MARKET   TOTAL RETURN   FOCUSED VALUE      LEADERS
                                     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                     ------------   ------------   ------------   ------------   --------------   -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811......................  $736,683,837   $         --   $        --    $         --    $         --    $        --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708......................            --    135,738,595            --              --              --             --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419.......................            --             --    99,398,419              --              --             --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436......................            --             --            --     135,970,955              --             --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895......................            --             --            --              --     194,497,339             --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393.......................            --             --            --              --              --     87,228,247
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151......................            --             --            --              --              --             --
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730......................            --             --            --              --              --             --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463......................            --             --            --              --              --             --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535.......................            --             --            --              --              --             --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336.......................            --             --            --              --              --             --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389.......................            --             --            --              --              --             --
Jennison Growth Portfolio
 616,893 Shares; cost $6,592,534...            --             --            --              --              --             --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669.......................            --             --            --              --              --             --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617.......................            --             --            --              --              --             --
BlackRock Strategic Value Portfolio
 4,184,843 Shares; cost
 $64,075,322.......................            --             --            --              --              --             --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704......................            --             --            --              --              --             --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593.......................            --             --            --              --              --             --
Morgan Stanley EAFE Index Portfolio
 1,135,302 Shares; cost
 $13,221,657.......................            --             --            --              --              --             --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015.......................            --             --            --              --              --             --
Franklin Templeton Small Cap Growth
 Portfolio
 678,772 Shares; cost $6,711,882...            --             --            --              --              --             --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882....            --             --            --              --              --             --
BlackRock Large Cap Value Portfolio
 648,919 Shares; cost $7,866,270...            --             --            --              --              --             --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274.......................            --             --            --              --              --             --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208.......................            --             --            --              --              --             --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost $5,051,722...            --             --            --              --              --             --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost $4,114,966...            --             --            --              --              --             --
Oppenheimer Global Equity Portfolio
 308,697 Shares; cost $4,717,335...            --             --            --              --              --             --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340....            --             --            --              --              --             --
BlackRock Diversified Portfolio
 199,604 Shares; cost $3,203,784...            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Investments..................   736,683,837    135,738,595    99,398,419     135,970,955     194,497,339     87,228,247
Due from New England Life Insurance
 Company...........................            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Assets.......................   736,683,837    135,738,595    99,398,419     135,970,955     194,497,339     87,228,247
LIABILITIES:
Due to New England Life Insurance
 Company...........................    (2,625,907)      (711,698)     (829,018)       (748,533)       (907,376)      (468,726)
                                     ------------   ------------   -----------    ------------    ------------    -----------
NET ASSETS.........................  $734,057,930   $135,026,897   $98,569,401    $135,222,422    $193,589,963    $86,759,521
                                     ============   ============   ===========    ============    ============    ===========


                                     LOOMIS SAYLES
                                       SMALL CAP
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811......................  $         --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708......................            --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419.......................            --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436......................            --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895......................            --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393.......................            --
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151......................   172,328,478
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730......................            --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463......................            --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535.......................            --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336.......................            --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389.......................            --
Jennison Growth Portfolio
 616,893 Shares; cost $6,592,534...            --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669.......................            --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617.......................            --
BlackRock Strategic Value Portfolio
 4,184,843 Shares; cost
 $64,075,322.......................            --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704......................            --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593.......................            --
Morgan Stanley EAFE Index Portfolio
 1,135,302 Shares; cost
 $13,221,657.......................            --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015.......................            --
Franklin Templeton Small Cap Growth
 Portfolio
 678,772 Shares; cost $6,711,882...            --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882....            --
BlackRock Large Cap Value Portfolio
 648,919 Shares; cost $7,866,270...            --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274.......................            --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208.......................            --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost $5,051,722...            --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost $4,114,966...            --
Oppenheimer Global Equity Portfolio
 308,697 Shares; cost $4,717,335...            --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340....            --
BlackRock Diversified Portfolio
 199,604 Shares; cost $3,203,784...            --
                                     ------------
Total Investments..................   172,328,478
Due from New England Life Insurance
 Company...........................            --
                                     ------------
Total Assets.......................   172,328,478
LIABILITIES:
Due to New England Life Insurance
 Company...........................      (780,331)
                                     ------------
NET ASSETS.........................  $171,548,147
                                     ============

   The accompanying notes are an integral part of these financial statements.

                                                         WESTERN ASSET
                                        WESTERN ASSET      MANAGEMENT
        DAVIS       BLACKROCK LEGACY     MANAGEMENT      STRATEGIC BOND    FI MID CAP      JENNISON       RUSSELL
    VENTURE VALUE   LARGE CAP GROWTH   U.S. GOVERNMENT   OPPORTUNITIES    OPPORTUNITIES     GROWTH      2000 INDEX
     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
    -------------   ----------------   ---------------   --------------   -------------   -----------   -----------
    $         --      $         --       $        --      $        --      $        --    $       --    $        --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
     393,423,013                --                --               --               --            --             --
              --       211,739,486                --               --               --            --             --
              --                --        23,235,439               --               --            --             --
              --                --                --       14,124,957               --            --             --
              --                --                --               --       33,247,643            --             --
              --                --                --               --               --     7,840,705             --
              --                --                --               --               --            --     27,630,666
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
    ------------      ------------       -----------      -----------      -----------    ----------    -----------
     393,423,013       211,739,486        23,235,439       14,124,957       33,247,643     7,840,705     27,630,666
              --                --                --               --               --            --             --
    ------------      ------------       -----------      -----------      -----------    ----------    -----------
     393,423,013       211,739,486        23,235,439       14,124,957       33,247,643     7,840,705     27,630,666
      (1,994,307)       (1,207,295)         (123,557)        (129,181)        (246,644)      (96,461)      (174,230)
    ------------      ------------       -----------      -----------      -----------    ----------    -----------
    $391,428,706      $210,532,191       $23,111,882      $13,995,776      $33,000,999    $7,744,244    $27,456,436
    ============      ============       ===========      ===========      ===========    ==========    ===========


     FI INTERNATIONAL
          STOCK
       SUB-ACCOUNT
     ----------------
       $        --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
        49,604,046
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
       -----------
        49,604,046
                --
       -----------
        49,604,046
          (282,663)
       -----------
       $49,321,383
       ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                       BLACKROCK        METLIFE        LEHMAN BROTHERS      MORGAN STANLEY         METLIFE
                                    STRATEGIC VALUE   STOCK INDEX    AGGREGATE BOND INDEX     EAFE INDEX     MID CAP STOCK INDEX
                                      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                    ---------------   ------------   --------------------   --------------   -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811.....................    $        --     $         --       $        --         $        --         $        --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708.....................             --               --                --                  --                  --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419......................             --               --                --                  --                  --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436.....................             --               --                --                  --                  --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895.....................             --               --                --                  --                  --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393......................             --               --                --                  --                  --
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151.....................             --               --                --                  --                  --
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730.....................             --               --                --                  --                  --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463.....................             --               --                --                  --                  --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535......................             --               --                --                  --                  --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336......................             --               --                --                  --                  --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389......................             --               --                --                  --                  --
Jennison Growth Portfolio
 616,893 Shares; cost
 $6,592,534.......................             --               --                --                  --                  --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669......................             --               --                --                  --                  --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617......................             --               --                --                  --                  --
BlackRock Strategic Value
 Portfolio
 4,184,843 Shares; cost
 $64,075,322......................     74,239,118               --                --                  --                  --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704.....................             --      230,260,597                --                  --                  --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593......................             --               --        30,200,660                  --                  --
Morgan Stanley EAFE Index
 Portfolio
 1,135,302 Shares; cost
 $13,221,657......................             --               --                --          18,164,824                  --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015......................             --               --                --                  --          17,244,717
Franklin Templeton Small Cap
 Growth Portfolio
 678,772 Shares; cost
 $6,711,882.......................             --               --                --                  --                  --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882...             --               --                --                  --                  --
BlackRock Large Cap Value
 Portfolio
 648,919 Shares; cost
 $7,866,270.......................             --               --                --                  --                  --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274......................             --               --                --                  --                  --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208......................             --               --                --                  --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost
 $5,051,722.......................             --               --                --                  --                  --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost
 $4,114,966.......................             --               --                --                  --                  --
Oppenheimer Global Equity
 Portfolio
 308,697 Shares; cost
 $4,717,335.......................             --               --                --                  --                  --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340...             --               --                --                  --                  --
BlackRock Diversified Portfolio
 199,604 Shares; cost
 $3,203,784.......................             --               --                --                  --                  --
                                      -----------     ------------       -----------         -----------         -----------
Total Investments.................     74,239,118      230,260,597        30,200,660          18,164,824          17,244,717
Due from New England Life
 Insurance Company................             --               --                --                  --                  --
                                      -----------     ------------       -----------         -----------         -----------
Total Assets......................     74,239,118      230,260,597        30,200,660          18,164,824          17,244,717
LIABILITIES:
Due to New England Life Insurance
 Company..........................       (420,975)      (1,178,699)         (201,915)           (159,898)           (176,263)
                                      -----------     ------------       -----------         -----------         -----------
NET ASSETS........................    $73,818,143     $229,081,898       $29,998,745         $18,004,926         $17,068,454
                                      ===========     ============       ===========         ===========         ===========

                                    FRANKLIN TEMPLETON    BLACKROCK
                                     SMALL CAP GROWTH     LARGE CAP
                                       SUB-ACCOUNT       SUB-ACCOUNT
                                    ------------------   -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811.....................      $       --       $       --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708.....................              --               --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419......................              --               --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436.....................              --               --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895.....................              --               --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393......................              --               --
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151.....................              --               --
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730.....................              --               --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463.....................              --               --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535......................              --               --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336......................              --               --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389......................              --               --
Jennison Growth Portfolio
 616,893 Shares; cost
 $6,592,534.......................              --               --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669......................              --               --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617......................              --               --
BlackRock Strategic Value
 Portfolio
 4,184,843 Shares; cost
 $64,075,322......................              --               --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704.....................              --               --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593......................              --               --
Morgan Stanley EAFE Index
 Portfolio
 1,135,302 Shares; cost
 $13,221,657......................              --               --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015......................              --               --
Franklin Templeton Small Cap
 Growth Portfolio
 678,772 Shares; cost
 $6,711,882.......................       7,425,764               --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882...              --        1,838,792
BlackRock Large Cap Value
 Portfolio
 648,919 Shares; cost
 $7,866,270.......................              --               --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274......................              --               --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208......................              --               --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost
 $5,051,722.......................              --               --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost
 $4,114,966.......................              --               --
Oppenheimer Global Equity
 Portfolio
 308,697 Shares; cost
 $4,717,335.......................              --               --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340...              --               --
BlackRock Diversified Portfolio
 199,604 Shares; cost
 $3,203,784.......................              --               --
                                        ----------       ----------
Total Investments.................       7,425,764        1,838,792
Due from New England Life
 Insurance Company................              --               --
                                        ----------       ----------
Total Assets......................       7,425,764        1,838,792
LIABILITIES:
Due to New England Life Insurance
 Company..........................        (122,041)         (61,786)
                                        ----------       ----------
NET ASSETS........................      $7,303,723       $1,777,006
                                        ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                                             HARRIS
       BLACKROCK      NEUBERGER BERMAN       OAKMARK        T. ROWE PRICE      T. ROWE PRICE      OPPENHEIMER        BLACKROCK
    LARGE CAP VALUE    MID CAP VALUE     LARGE CAP VALUE   LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY   AGGRESSIVE GROWTH
      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
    ---------------   ----------------   ---------------   ----------------   ----------------   -------------   -----------------
      $       --        $        --        $        --        $       --         $       --       $       --        $       --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
       8,961,574                 --                 --                --                 --               --                --
              --         38,611,253                 --                --                 --               --                --
              --                 --         13,751,927                --                 --               --                --
              --                 --                 --         5,782,866                 --               --                --
              --                 --                 --                --          4,200,645               --                --
              --                 --                 --                --                 --        5,204,635                --
              --                 --                 --                --                 --               --         1,316,663
              --                 --                 --                --                 --               --                --
      ----------        -----------        -----------        ----------         ----------       ----------        ----------
       8,961,574         38,611,253         13,751,927         5,782,866          4,200,645        5,204,635         1,316,663
              --                 --                 --                --                 --               --                --
      ----------        -----------        -----------        ----------         ----------       ----------        ----------
       8,961,574         38,611,253         13,751,927         5,782,866          4,200,645        5,204,635         1,316,663
        (122,248)          (267,346)          (136,135)          (78,036)           (71,995)         (73,328)          (53,829)
      ----------        -----------        -----------        ----------         ----------       ----------        ----------
      $8,839,326        $38,343,907        $13,615,792        $5,704,830         $4,128,650       $5,131,307        $1,262,834
      ==========        ===========        ===========        ==========         ==========       ==========        ==========


      BLACKROCK
     DIVERSIFIED
     SUB-ACCOUNT
     -----------
     $       --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
      3,515,022
     ----------
      3,515,022
             --
     ----------
      3,515,022
       (100,386)
     ----------
     $3,414,636
     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2006

                                                              METLIFE CONSERVATIVE    METLIFE CONSERVATIVE TO    METLIFE MODERATE
                                                                   ALLOCATION           MODERATE ALLOCATION         ALLOCATION
                                                                  SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
                                                              --------------------    -----------------------    ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Conservative Allocation Portfolio
 93,294 Shares; cost $958,704.............................          $987,053                $       --             $        --
MetLife Conservative to Moderate Allocation Portfolio
 152,759 Shares; cost $1,651,764..........................                --                 1,691,041                      --
MetLife Moderate Allocation Portfolio
 1,450,461 Shares; cost $15,865,273.......................                --                        --              16,709,312
MetLife Moderate to Aggressive Allocation Portfolio
 1,831,656 Shares; cost $20,469,182.......................                --                        --                      --
MetLife Aggressive Allocation Portfolio
 273,685 Shares; cost $3,160,627..........................                --                        --                      --
FI Large Cap Portfolio
 2,162 Shares; cost $31,464...............................                --                        --                      --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 3,324,537 Shares; cost $153,919,861......................                --                        --                      --
American Funds Growth-Income Portfolio
 2,899,368 Shares; cost $97,409,565.......................                --                        --                      --
American Funds Global Small Capitalization Portfolio
 2,719,660 Shares; cost $47,705,026.......................                --                        --                      --
American Funds Bond Portfolio
 275,277 Shares; cost $3,083,160..........................                --                        --                      --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 6,729,244 Shares; cost $155,518,606......................                --                        --                      --
Fidelity VIP Overseas Portfolio
 6,216,773 Shares; cost $106,155,827......................                --                        --                      --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 2,477,354 Shares; cost $18,888,493.......................                --                        --                      --
PIMCO Total Return Portfolio
 3,933,905 Shares; cost $45,273,077.......................                --                        --                      --
RCM Global Technology Portfolio
 724,042 Shares; cost $3,446,192..........................                --                        --                      --
Lazard Mid Cap Portfolio
 500,583 Shares; cost $6,746,649..........................                --                        --                      --
Met/AIM Small Cap Growth Portfolio
 342,368 Shares; cost $4,373,957..........................                --                        --                      --
Harris Oakmark International Portfolio
 2,616,901 Shares; cost $40,279,628.......................                --                        --                      --
Legg Mason Aggressive Growth Portfolio
 369,047 Shares; cost $2,905,507..........................                --                        --                      --
Neuberger Berman Real Estate Portfolio
 1,378,331 Shares; cost $20,304,459.......................                --                        --                      --
MFS Research International Portfolio
 705,684 Shares; cost $9,796,092..........................                --                        --                      --
Lord Abbett Bond Debenture Portfolio
 2,972,403 Shares; cost $36,314,400.......................                --                        --                      --
Oppenheimer Capital Appreciation Portfolio
 37,116 Shares; cost $327,334.............................                --                        --                      --
Cyclical Growth ETF Portfolio
 8,036 Shares; cost $90,873...............................                --                        --                      --
Cyclical Growth & Income ETF Portfolio
 3,491 Shares; cost $38,593...............................                --                        --                      --
PIMCO Inflation Protected Bond Portfolio
 16,618 Shares; cost $168,490.............................                --                        --                      --
Legg Mason Value Equity Portfolio
 1,552,813 Shares; cost $16,398,121.......................                --                        --                      --
                                                                    --------                ----------             -----------
Total investments.........................................           987,053                 1,691,041              16,709,312
Due from New England Life Insurance Company...............                --                        --                      --
                                                                    --------                ----------             -----------
Total assets..............................................           987,053                 1,691,041              16,709,312

LIABILITIES:
Due to New England Life Insurance Company.................           (25,195)                  (36,701)               (135,374)
                                                                    --------                ----------             -----------
NET ASSETS................................................          $961,858                $1,654,340             $16,573,938
                                                                    ========                ==========             ===========

   The accompanying notes are an integral part of these financial statements.

                               METLIFE
      METLIFE MODERATE TO    AGGRESSIVE                   AMERICAN FUNDS   AMERICAN FUNDS   AMERICAN FUNDS GLOBAL
     AGGRESSIVE ALLOCATION   ALLOCATION    FI LARGE CAP       GROWTH       GROWTH-INCOME    SMALL CAPITALIZATION
          SUB-ACCOUNT        SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT
     ---------------------   -----------   ------------   --------------   --------------   ---------------------
          $        --        $       --      $    --       $         --     $         --         $        --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
           21,943,236                --           --                 --               --                  --
                   --         3,363,589           --                 --               --                  --
                   --                --       32,693                 --               --                  --
                   --                --           --        213,036,323               --                  --
                   --                --           --                 --      122,324,338                  --
                   --                --           --                 --               --          67,012,428
                   --                --           --                 --               --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
          -----------        ----------      -------       ------------     ------------         -----------
           21,943,236         3,363,589       32,693        213,036,323      122,324,338          67,012,428
                   --                --            7                 --               --                  --
          -----------        ----------      -------       ------------     ------------         -----------
           21,943,236         3,363,589       32,700        213,036,323      122,324,338          67,012,428
             (178,748)          (69,871)        (428)        (1,073,148)        (588,541)           (410,119)
          -----------        ----------      -------       ------------     ------------         -----------
          $21,764,488        $3,293,718      $32,272       $211,963,175     $121,735,797         $66,602,309
          ===========        ==========      =======       ============     ============         ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2006


                                                                AMERICAN FUNDS    FIDELITY VIP     FIDELITY VIP
                                                                     BOND         EQUITY-INCOME      OVERSEAS
                                                                 SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                                                --------------    -------------    ------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Conservative Allocation Portfolio
 93,294 Shares; cost $958,704...............................      $       --      $         --     $         --
MetLife Conservative to Moderate Allocation Portfolio
 152,759 Shares; cost $1,651,764............................              --                --               --
MetLife Moderate Allocation Portfolio
 1,450,461 Shares; cost $15,865,273.........................              --                --               --
MetLife Moderate to Aggressive Allocation Portfolio
 ,831,656 Shares; cost $20,469,182..........................              --                --               --
MetLife Aggressive Allocation Portfolio
 273,685 Shares; cost $3,160,627............................              --                --               --
FI Large Cap Portfolio
 2,162 Shares; cost $31,464.................................              --                --               --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 3,324,537 Shares; cost $153,919,861........................              --                --               --
American Funds Growth-Income Portfolio
 2,899,368 Shares; cost $97,409,565.........................              --                --               --
American Funds Global Small Capitalization Portfolio
 2,719,660 Shares; cost $47,705,026.........................              --                --               --
American Funds Bond Portfolio
 275,277 Shares; cost $3,083,160............................       3,173,944                --               --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 6,729,244 Shares; cost $155,518,606........................              --       176,306,191               --
Fidelity VIP Overseas Portfolio
 6,216,773 Shares; cost $106,155,827........................              --                --      149,016,058
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 2,477,354 Shares; cost $18,888,493.........................              --                --               --
PIMCO Total Return Portfolio
 3,933,905 Shares; cost $45,273,077.........................              --                --               --
RCM Global Technology Portfolio
 724,042 Shares; cost $3,446,192............................              --                --               --
Lazard Mid Cap Portfolio
 500,583 Shares; cost $6,746,649............................              --                --               --
Met/AIM Small Cap Growth Portfolio
 342,368 Shares; cost $4,373,957............................              --                --               --
Harris Oakmark International Portfolio
 2,616,901 Shares; cost $40,279,628.........................              --                --               --
Legg Mason Aggressive Growth Portfolio
 369,047 Shares; cost $2,905,507............................              --                --               --
Neuberger Berman Real Estate Portfolio
 1,378,331 Shares; cost $20,304,459.........................              --                --               --
MFS Research International Portfolio
 705,684 Shares; cost $9,796,092............................              --                --               --
Lord Abbett Bond Debenture Portfolio
 2,972,403 Shares; cost $36,314,400.........................              --                --               --
Oppenheimer Capital Appreciation Portfolio
 37,116 Shares; cost $327,334...............................              --                --               --
Cyclical Growth ETF Portfolio
 8,036 Shares; cost $90,873.................................              --                --               --
Cyclical Growth & Income ETF Portfolio
 3,491 Shares; cost $38,593.................................              --                --               --
PIMCO Inflation Protected Bond Portfolio
 16,618 Shares; cost $168,490...............................              --                --               --
Legg Mason Value Equity Portfolio
 1,552,813 Shares; cost $16,398,121.........................              --                --               --
                                                                  ----------      ------------     ------------
Total investments...........................................       3,173,944       176,306,191      149,016,058
Due from New England Life Insurance Company.................               6                --               --
                                                                  ----------      ------------     ------------
Total assets................................................       3,173,950       176,306,191      149,016,058

LIABILITIES:
Due to New England Life Insurance Company...................         (41,018)         (824,907)        (630,179)
                                                                  ----------      ------------     ------------
NET ASSETS..................................................      $3,132,932      $175,481,284     $148,385,879
                                                                  ==========      ============     ============

   The accompanying notes are an integral part of these financial statements.


     T. ROWE PRICE       PIMCO       RCM GLOBAL      LAZARD          MET/AIM        HARRIS OAKMARK
     MID-CAP GROWTH   TOTAL RETURN   TECHNOLOGY      MID-CAP     SMALL CAP GROWTH   INTERNATIONAL
      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
     --------------   ------------   -----------   -----------   ----------------   --------------
      $        --     $        --    $       --    $       --       $       --       $        --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
       21,701,618              --            --            --               --                --
               --      46,459,417            --            --               --                --
               --              --     3,902,586            --               --                --
               --              --            --     6,878,012               --                --
               --              --            --            --        4,632,240                --
               --              --            --            --               --        49,799,623
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
      -----------     -----------    ----------    ----------       ----------       -----------
       21,701,618      46,459,417     3,902,586     6,878,012        4,632,240        49,799,623
               --              --            --            --               --                --
      -----------     -----------    ----------    ----------       ----------       -----------
       21,701,618      46,459,417     3,902,586     6,878,012        4,632,240        49,799,623
         (145,711)       (333,639)     (106,049)     (115,648)         (83,802)         (312,485)
      -----------     -----------    ----------    ----------       ----------       -----------
      $21,555,907     $46,125,778    $3,796,537    $6,762,364       $4,548,438       $49,487,138
      ===========     ===========    ==========    ==========       ==========       ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2006


                                                                   LEGG MASON        NEUBERGER BERMAN             MFS
                                                                AGGRESSIVE GROWTH      REAL ESTATE       RESEARCH INTERNATIONAL
                                                                   SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
                                                                -----------------    ----------------    ----------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Conservative Allocation Portfolio
 93,294 Shares; cost $958,704...............................       $       --          $        --            $        --
MetLife Conservative to Moderate Allocation Portfolio
 152,759 Shares; cost $1,651,764............................               --                   --                     --
MetLife Moderate Allocation Portfolio
 1,450,461 Shares; cost $15,865,273.........................               --                   --                     --
MetLife Moderate to Aggressive Allocation Portfolio
 1,831,656 Shares; cost $20,469,182.........................               --                   --                     --
MetLife Aggressive Allocation Portfolio
 273,685 Shares; cost $3,160,627............................               --                   --                     --
FI Large Cap Portfolio
 2,162 Shares; cost $31,464.................................               --                   --                     --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 3,324,537 Shares; cost $153,919,861........................               --                   --                     --
American Funds Growth-Income Portfolio
 2,899,368 Shares; cost $97,409,565.........................               --                   --                     --
American Funds Global Small Capitalization Portfolio
 2,719,660 Shares; cost $47,705,026.........................               --                   --                     --
American Funds Bond Portfolio
 275,277 Shares; cost $3,083,160............................               --                   --                     --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 6,729,244 Shares; cost $155,518,606........................               --                   --                     --
Fidelity VIP Overseas Portfolio
 6,216,773 Shares; cost $106,155,827........................               --                   --                     --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 2,477,354 Shares; cost $18,888,493.........................               --                   --                     --
PIMCO Total Return Portfolio
 3,933,905 Shares; cost $45,273,077.........................               --                   --                     --
RCM Global Technology Portfolio
 724,042 Shares; cost $3,446,192............................               --                   --                     --
Lazard Mid Cap Portfolio
 500,583 Shares; cost $6,746,649............................               --                   --                     --
Met/AIM Small Cap Growth Portfolio
 342,368 Shares; cost $4,373,957............................               --                   --                     --
Harris Oakmark International Portfolio
 2,616,901 Shares; cost $40,279,628.........................               --                   --                     --
Legg Mason Aggressive Growth Portfolio
 369,047 Shares; cost $2,905,507............................        2,985,587                   --                     --
Neuberger Berman Real Estate Portfolio
 1,378,331 Shares; cost $20,304,459.........................               --           24,989,146                     --
MFS Research International Portfolio
 705,684 Shares; cost $9,796,092............................               --                   --             10,613,490
Lord Abbett Bond Debenture Portfolio
 2,972,403 Shares; cost $36,314,400.........................               --                   --                     --
Oppenheimer Capital Appreciation Portfolio
 37,116 Shares; cost $327,334...............................               --                   --                     --
Cyclical Growth ETF Portfolio
 8,036 Shares; cost $90,873.................................               --                   --                     --
Cyclical Growth & Income ETF Portfolio
 3,491 Shares; cost $38,593.................................               --                   --                     --
PIMCO Inflation Protected Bond Portfolio
 16,618 Shares; cost $168,490...............................               --                   --                     --
Legg Mason Value Equity Portfolio
 1,552,813 Shares; cost $16,398,121.........................               --                   --                     --
                                                                   ----------          -----------            -----------
Total investments...........................................        2,985,587           24,989,146             10,613,490
Due from New England Life Insurance Company.................               --                   --                     --
                                                                   ----------          -----------            -----------
Total assets................................................        2,985,587           24,989,146             10,613,490

LIABILITIES:
Due to New England Life Insurance Company...................          (97,091)            (180,887)              (103,000)
                                                                   ----------          -----------            -----------
NET ASSETS..................................................       $2,888,496          $24,808,259            $10,510,490
                                                                   ==========          ===========            ===========

   The accompanying notes are an integral part of these financial statements.


      LORD ABBETT         OPPENHEIMER         CYCLICAL     CYCLICAL GROWTH   PIMCO INFLATION    LEGG MASON
     BOND DEBENTURE   CAPITAL APPRECIATION   GROWTH ETF     & INCOME ETF     PROTECTED BOND    VALUE EQUITY
      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
     --------------   --------------------   -----------   ---------------   ---------------   ------------
      $        --           $     --           $    --         $    --          $     --       $        --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
       37,184,763                 --                --              --                --                --
               --            344,063                --              --                --                --
               --                 --            91,536              --                --                --
               --                 --                --          38,854                --                --
               --                 --                --              --           167,844                --
               --                 --                --              --                --        17,313,867
      -----------           --------           -------         -------          --------       -----------
       37,184,763            344,063            91,536          38,854           167,844        17,313,867
                1                  2                 4               3                 5                 8
      -----------           --------           -------         -------          --------       -----------
       37,184,764            344,065            91,540          38,857           167,849        17,313,875
         (285,443)           (11,094)             (820)           (143)           (3,691)         (158,258)
      -----------           --------           -------         -------          --------       -----------
      $36,899,321           $332,971           $90,720         $38,714          $164,158       $17,155,617
      ===========           ========           =======         =======          ========       ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                ZENITH                                BLACKROCK BOND
                                                                EQUITY                                    INCOME
                                                              SUB-ACCOUNT                               SUB-ACCOUNT
                                                ---------------------------------------   ---------------------------------------
                                                   2006          2005          2004          2006          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends....................................  $ 3,979,926   $ 6,876,189   $ 3,411,599   $ 7,710,876   $ 5,631,818   $ 5,809,870
Expense:
 Mortality and expense risk charges...........    4,467,612     4,495,973     4,541,230       717,365       772,945       813,298
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)..................     (487,686)    2,380,216    (1,129,631)    6,993,511     4,858,873     4,996,572
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.................................    3,349,559    (5,379,155)    4,057,343       (13,781)      996,410       245,067
Realized gain distributions...................           --            --            --       131,914     1,627,107     2,425,562
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized gains (losses) on investments....    3,349,559    (5,379,155)    4,057,343       118,133     2,623,517     2,670,629
Change in net unrealized appreciation
 (depreciation) of investments................   51,317,310    70,211,420    70,546,187    (2,014,842)   (4,913,177)   (2,269,317)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gains (losses) on
 investments..................................   54,666,869    64,832,265    74,603,530    (1,896,709)   (2,289,660)      401,312
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS....................  $54,179,183   $67,212,481   $73,473,899   $ 5,096,802   $ 2,569,213   $ 5,397,884
                                                ===========   ===========   ===========   ===========   ===========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                BLACKROCK                                  MFS
               MONEY MARKET                           TOTAL RETURN
               SUB-ACCOUNT                             SUB-ACCOUNT
    ----------------------------------   ---------------------------------------
       2006         2005        2004        2006          2005          2004
    ----------   ----------   --------   -----------   -----------   -----------
    $4,241,081   $2,504,875   $915,027   $ 4,709,688   $ 2,316,436   $ 2,728,886
       409,635      414,735    462,459       744,613       769,066       729,474
    ----------   ----------   --------   -----------   -----------   -----------
     3,831,446    2,090,140    452,568     3,965,075     1,547,370     1,999,412
    ----------   ----------   --------   -----------   -----------   -----------
            --           --         (4)   (1,226,278)   (5,994,499)   (5,633,903)
            --           --         --     2,946,345     1,468,852       987,112
    ----------   ----------   --------   -----------   -----------   -----------
            --           --         (4)    1,720,067    (4,525,647)   (4,646,791)
            --           --          4     8,705,063     6,226,980    15,194,015
    ----------   ----------   --------   -----------   -----------   -----------
            --           --         --    10,425,130     1,701,333    10,547,224
    ----------   ----------   --------   -----------   -----------   -----------
    $3,831,446   $2,090,140   $452,568   $14,390,205   $ 3,248,703   $12,546,636
    ==========   ==========   ========   ===========   ===========   ===========

                 HARRIS OAKMARK
                  FOCUSED VALUE
                   SUB-ACCOUNT
     ---------------------------------------
        2006          2005          2004
     -----------   -----------   -----------
     $   582,752   $    81,262   $    71,722
       1,000,013     1,028,292       977,548
     -----------   -----------   -----------
        (417,261)     (947,030)     (905,826)
     -----------   -----------   -----------
      10,486,064    10,028,942     6,197,900
      17,981,050     1,952,508     1,796,058
     -----------   -----------   -----------
      28,467,114    11,981,450     7,993,958
      (6,779,768)    5,681,945     8,518,741
     -----------   -----------   -----------
      21,687,346    17,663,395    16,512,699
     -----------   -----------   -----------
     $21,270,085   $16,716,365   $15,606,873
     ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                               FI VALUE                                LOOMIS SAYLES
                                                                LEADERS                                  SMALL CAP
                                                              SUB-ACCOUNT                               SUB-ACCOUNT
                                                ---------------------------------------   ---------------------------------------
                                                   2006          2005          2004          2006          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends....................................  $   958,429   $   928,280   $   983,288   $        --   $        --   $        --
Expense:
 Mortality and expense risk charges...........      557,966       531,868       506,988     1,011,861       942,436       916,512
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)..................      400,463       396,412       476,300    (1,011,861)     (942,436)     (916,512)
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.................................   (1,027,480)   (2,000,300)   (2,858,137)    2,674,592     7,354,968     3,394,070
Realized gain distributions...................    2,213,565            --            --    14,538,332     1,892,004            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized gains (losses) on investments....    1,186,085    (2,000,300)   (2,858,137)   17,212,924     9,246,972     3,394,070
Change in net unrealized appreciation
 (depreciation) of investments................    7,503,062     9,329,675    11,836,413     8,523,003     1,095,808    19,269,186
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gains (losses) on
 investments..................................    8,689,147     7,329,375     8,978,276    25,735,927    10,342,780    22,663,256
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS....................  $ 9,089,610   $ 7,725,787   $ 9,454,576   $24,724,066   $ 9,400,344   $21,746,744
                                                ===========   ===========   ===========   ===========   ===========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 DAVIS VENTURE                             BLACKROCK LEGACY                   WESTERN ASSET MANAGEMENT
                     VALUE                                 LARGE CAP GROWTH                       U.S. GOVERNMENT
                  SUB-ACCOUNT                                SUB-ACCOUNT                            SUB-ACCOUNT
    ---------------------------------------   ------------------------------------------   ------------------------------
       2006          2005          2004           2006           2005           2004         2006        2005      2004
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
    $ 3,079,024   $ 2,385,741   $ 1,849,820   $    259,843   $    927,385   $         --   $ 217,962   $ 52,739   $10,994
      2,091,326     2,023,092     1,934,790      1,306,165      1,349,395      1,392,378      52,571     12,987     9,142
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
        987,698       362,649       (84,970)    (1,046,322)      (422,010)    (1,392,378)    165,391     39,752     1,852
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
      4,885,353     4,781,824     5,903,902    (12,779,112)   (14,537,569)   (14,910,736)   (135,837)       474    22,258
             --            --            --             --             --             --          --     71,945     8,698
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
      4,885,353     4,781,824     5,903,902    (12,779,112)   (14,537,569)   (14,910,736)   (135,837)    72,419    30,956
     43,007,635    26,829,481    29,634,368     21,093,144     28,235,221     33,813,560     403,509    (63,876)   (8,495)
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
     47,892,988    31,611,305    35,538,270      8,314,032     13,697,652     18,902,824     267,672      8,543    22,461
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
    $48,880,686   $31,973,954   $35,453,300   $  7,267,710   $ 13,275,642   $ 17,510,446   $ 433,063   $ 48,295   $24,313
    ===========   ===========   ===========   ============   ============   ============   =========   ========   =======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                             WESTERN ASSET MANAGEMENT                        MFS
                                                           STRATEGIC BOND OPPORTUNITIES                INVESTORS TRUST
                                                                    SUB-ACCOUNT                          SUB-ACCOUNT
                                                          -------------------------------   -------------------------------------
                                                            2006       2005        2004       2006(A)        2005         2004
                                                          --------   ---------   --------   -----------   ----------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................................  $625,265   $ 157,099   $ 49,503   $   177,920   $   78,835   $   30,960
Expense:
 Mortality and expense risk charges.....................    50,309      26,433     17,458        31,307       96,184       78,062
                                                          --------   ---------   --------   -----------   ----------   ----------
Net investment income (loss)............................   574,956     130,666     32,045       146,613      (17,349)     (47,102)
                                                          --------   ---------   --------   -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions......   (87,814)    129,189     15,924     1,904,012      864,228     (268,170)
Realized gain distributions.............................    99,652      96,910         --     1,280,359           --           --
                                                          --------   ---------   --------   -----------   ----------   ----------
Net realized gains (losses) on investments..............    11,838     226,099     15,924     3,184,371      864,228     (268,170)
Change in net unrealized appreciation (depreciation) of
 investments............................................     8,968    (186,816)    82,194    (2,498,477)     294,541    2,208,942
                                                          --------   ---------   --------   -----------   ----------   ----------
Net realized and unrealized gains (losses) on
 investments............................................    20,806      39,283     98,118       685,894    1,158,769    1,940,772
                                                          --------   ---------   --------   -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.............................................  $595,762   $ 169,949   $130,163   $   832,507   $1,141,420   $1,893,670
                                                          ========   =========   ========   ===========   ==========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 FI MID CAP                       JENNISON                      RUSSELL 2000
                OPPORTUNITIES                      GROWTH                          INDEX
                 SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
    -------------------------------------   ---------------------   ------------------------------------
       2006         2005         2004         2006      2005(B)        2006         2005         2004
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
    $    1,790   $       --   $   160,274   $     --   $       --   $  230,031   $  180,042   $   79,487
       174,002      176,847       171,497     35,207       23,580      127,671      116,225       91,194
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
      (172,212)    (176,847)      (11,223)   (35,207)     (23,580)     102,360       63,817      (11,707)
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
     1,255,273     (428,954)   (3,457,450)   343,593      113,996    2,295,212    1,047,635      624,110
            --           --            --      6,968           --    1,065,026      881,529           --
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
     1,255,273     (428,954)   (3,457,450)   350,561      113,996    3,360,238    1,929,164      624,110
     2,418,061    2,538,292     8,296,333    (97,967)   1,346,139      760,311     (920,521)   2,397,634
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
     3,673,334    2,109,338     4,838,883    252,594    1,460,135    4,120,549    1,008,643    3,021,744
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
    $3,501,122   $1,932,491   $ 4,827,660   $217,387   $1,436,555   $4,222,909   $1,072,460   $3,010,037
    ==========   ==========   ===========   ========   ==========   ==========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                              FI INTERNATIONAL                           BLACKROCK
                                                                   STOCK                              STRATEGIC VALUE
                                                                SUB-ACCOUNT                             SUB-ACCOUNT
                                                    ------------------------------------   --------------------------------------
                                                       2006         2005         2004         2006          2005          2004
                                                    ----------   ----------   ----------   -----------   -----------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................  $  729,587   $  280,738   $  483,656   $   224,665   $        --   $       --
Expense:
 Mortality and expense risk charges...............     260,392      246,068      210,552       335,248       350,929      329,632
                                                    ----------   ----------   ----------   -----------   -----------   ----------
Net investment income (loss)......................     469,195       34,670      273,104      (110,583)     (350,929)    (329,632)
                                                    ----------   ----------   ----------   -----------   -----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.....................................   3,142,765       60,812     (888,146)    1,764,431     2,738,291    1,890,673
Realized gain distributions.......................          --           --           --    13,284,231     4,835,969           --
                                                    ----------   ----------   ----------   -----------   -----------   ----------
Net realized gains (losses) on investments........   3,142,765       60,812     (888,146)   15,048,662     7,574,260    1,890,673
Change in net unrealized appreciation
 (depreciation) of investments....................   3,874,760    7,358,868    6,749,239    (4,163,723)   (4,669,915)   7,770,697
                                                    ----------   ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gains (losses) on
 investments......................................   7,017,525    7,419,680    5,861,093    10,884,939     2,904,345    9,661,370
                                                    ----------   ----------   ----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $7,486,720   $7,454,350   $6,134,197   $10,774,356   $ 2,553,416   $9,331,738
                                                    ==========   ==========   ==========   ===========   ===========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                   METLIFE                             LEHMAN BROTHERS                         MORGAN STANLEY
                 STOCK INDEX                         AGGREGATE BOND INDEX                        EAFE INDEX
                 SUB-ACCOUNT                             SUB-ACCOUNT                            SUB-ACCOUNT
    --------------------------------------   ------------------------------------   ------------------------------------
       2006          2005         2004          2006         2005         2004         2006         2005         2004
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
    $ 4,372,870   $3,421,268   $ 1,776,087   $1,293,549   $1,157,616   $  854,440   $  265,198   $  179,280   $   49,781
      1,289,082    1,270,350     1,252,610       95,979      103,536      108,678       59,709       45,771       31,552
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
      3,083,788    2,150,918       523,477    1,197,570    1,054,080      745,762      205,489      133,509       18,229
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
        685,540     (869,033)   (2,768,451)    (259,014)       8,478      223,193      885,145      820,065      595,987
      7,462,193           --            --           --           --           --           --           --           --
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
      8,147,733     (869,033)   (2,768,451)    (259,014)       8,478      223,193      885,145      820,065      595,987
     19,171,837    6,994,271    21,768,164      151,885     (564,840)      43,507    2,461,504      569,205      912,436
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
     27,319,570    6,125,238    18,999,713     (107,129)    (556,362)     266,700    3,346,649    1,389,270    1,508,423
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
    $30,403,358   $8,276,156   $19,523,190   $1,090,441   $  497,718   $1,012,462   $3,552,138   $1,522,779   $1,526,652
    ===========   ==========   ===========   ==========   ==========   ==========   ==========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                         METLIFE                        FRANKLIN TEMPLETON
                                                                   MID CAP STOCK INDEX                   SMALL CAP GROWTH
                                                                       SUB-ACCOUNT                          SUB-ACCOUNT
                                                           ------------------------------------   -------------------------------
                                                              2006         2005         2004        2006       2005        2004
                                                           ----------   ----------   ----------   --------   ---------   --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...............................................  $  192,747   $   91,207   $   39,866   $     --   $      --   $     --
Expense:
 Mortality and expense risk charges......................      61,078       52,899       34,891     28,720      27,835     21,764
                                                           ----------   ----------   ----------   --------   ---------   --------
Net investment income (loss).............................     131,669       38,308        4,975    (28,720)    (27,835)   (21,764)
                                                           ----------   ----------   ----------   --------   ---------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......   1,024,828      662,040      221,460    374,033     375,574    173,561
Realized gain distributions..............................   1,093,970      667,929       20,598    349,716     214,727         --
                                                           ----------   ----------   ----------   --------   ---------   --------
Net realized gains (losses) on investments...............   2,118,798    1,329,969      242,058    723,749     590,301    173,561
Change in net unrealized appreciation (depreciation) of
 investments.............................................    (744,231)     184,066    1,119,929    (40,740)   (268,460)   359,472
                                                           ----------   ----------   ----------   --------   ---------   --------
Net realized and unrealized gains (losses) on
 investments.............................................   1,374,567    1,514,035    1,361,987    683,009     321,841    533,033
                                                           ----------   ----------   ----------   --------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..............................................  $1,506,236   $1,552,343   $1,366,962   $654,289   $ 294,006   $511,269
                                                           ==========   ==========   ==========   ========   =========   ========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

              BLACKROCK                         BLACKROCK                         NEUBERGER BERMAN
              LARGE CAP                      LARGE CAP VALUE                       MID CAP VALUE
             SUB-ACCOUNT                       SUB-ACCOUNT                          SUB-ACCOUNT
    ------------------------------   --------------------------------   ------------------------------------
      2006       2005       2004        2006        2005       2004        2006         2005         2004
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
    $ 22,762   $ 15,079   $  7,745   $   80,958   $ 42,131   $     --   $  180,406   $   67,355   $   32,189
       4,287      3,792      3,831       21,578     17,673     13,608      178,822      132,620       71,827
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
      18,475     11,287      3,914       59,380     24,458    (13,608)       1,584      (65,265)     (39,638)
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
      96,820     91,015     23,584      148,622    148,397    386,999    1,396,123      708,334      877,164
          --         --         --      396,606     45,372         --    3,259,000    1,934,364      349,390
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
      96,820     91,015     23,584      545,228    193,769    386,999    4,655,123    2,642,698    1,226,554
     114,020    (52,412)   104,808      598,642     54,281     22,099     (908,234)     476,829    1,788,862
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
     210,840     38,603    128,392    1,143,870    248,050    409,098    3,746,889    3,119,527    3,015,416
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
    $229,315   $ 49,890   $132,306   $1,203,250   $272,508   $395,490   $3,748,473   $3,054,262   $2,975,778
    ========   ========   ========   ==========   ========   ========   ==========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                       HARRIS OAKMARK                     T. ROWE PRICE
                                                                       LARGE CAP VALUE                  LARGE CAP GROWTH
                                                                         SUB-ACCOUNT                       SUB-ACCOUNT
                                                              ---------------------------------   -----------------------------
                                                                 2006        2005        2004       2006       2005     2004(C)
                                                              ----------   ---------   --------   --------   --------   -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................  $  103,127   $  83,913   $ 35,901   $ 23,618   $ 22,907   $    --
Expense:
 Mortality and expense risk charges.........................      52,868      56,910     34,314     18,139      4,385       501
                                                              ----------   ---------   --------   --------   --------   -------
Net investment income (loss)................................      50,259      27,003      1,587      5,479     18,522      (501)
                                                              ----------   ---------   --------   --------   --------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........     704,802     486,957    494,753    414,265     52,379      (614)
Realized gain distributions.................................          --          --         --         --         --        --
                                                              ----------   ---------   --------   --------   --------   -------
Net realized gains (losses) on investments..................     704,802     486,957    494,753    414,265     52,379      (614)
Change in net unrealized appreciation (depreciation) of
 investments................................................   1,401,637    (644,749)   339,192    274,201    401,931    55,012
                                                              ----------   ---------   --------   --------   --------   -------
Net realized and unrealized gains (losses) on investments...   2,106,439    (157,792)   833,945    688,466    454,310    54,398
                                                              ----------   ---------   --------   --------   --------   -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $2,156,698   $(130,789)  $835,532   $693,945   $472,832   $53,897
                                                              ==========   =========   ========   ========   ========   =======

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

            T. ROWE PRICE                    OPPENHEIMER                     BLACKROCK                      BLACKROCK
          SMALL CAP GROWTH                  GLOBAL EQUITY                AGGRESSIVE GROWTH                 DIVERSIFIED
             SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
    -----------------------------   -----------------------------   ---------------------------   -----------------------------
      2006       2005     2004(C)     2006       2005     2004(C)    2006      2005     2004(C)     2006       2005     2004(C)
    --------   --------   -------   --------   --------   -------   -------   -------   -------   --------   --------   -------
    $     --   $     --   $    --   $ 92,861   $  4,794   $   --    $    --   $    --   $    --   $ 75,836   $ 23,386   $    --
      13,378      2,744       224     16,758      3,627       42      4,379     1,689       510     10,705      6,411       979
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
     (13,378)    (2,744)     (224)    76,103      1,167      (42)    (4,379)   (1,689)     (510)    65,131     16,975      (979)
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
     148,598     35,555      (602)   148,433     14,077      125     53,157    29,202       860     32,548     42,119       890
          --         --        --     71,767         --       --         --        --        --         --         --        --
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
     148,598     35,555      (602)   220,200     14,077      125     53,157    29,202       860     32,548     42,119       890
     (69,411)   111,744    43,347    302,557    177,774    6,969     13,209    29,347    33,766    223,263     41,409    46,566
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
      79,187    147,299    42,745    522,757    191,851    7,094     66,366    58,549    34,626    255,811     83,528    47,456
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
    $ 65,809   $144,555   $42,521   $598,860   $193,018   $7,052    $61,987   $56,860   $34,116   $320,942   $100,503   $46,477
    ========   ========   =======   ========   ========   ======    =======   =======   =======   ========   ========   =======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                                         METLIFE
                                                                   METLIFE             CONSERVATIVE              METLIFE
                                                                 CONSERVATIVE          TO MODERATE              MODERATE
                                                                  ALLOCATION            ALLOCATION             ALLOCATION
                                                                 SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
                                                              ------------------    ------------------    ---------------------
                                                               2006      2005(B)     2006      2005(B)       2006       2005(B)
                                                              -------    -------    -------    -------    ----------    -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................  $15,353    $1,666     $ 7,682    $  921     $  193,892    $15,189
Expense:
 Mortality and expense risk charges.........................    1,896       574       1,020       189         22,851      2,590
                                                              -------    ------     -------    ------     ----------    -------
Net investment income (loss)................................   13,457     1,092       6,662       732        171,041     12,599
                                                              -------    ------     -------    ------     ----------    -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........    1,663        35      (1,515)    1,590         68,899      1,188
Realized gain distributions.................................    5,892       441       5,267        45        271,127        337
                                                              -------    ------     -------    ------     ----------    -------
Net realized gains (losses) on investments..................    7,555       476       3,752     1,635        340,026      1,525
Change in net unrealized appreciation (depreciation) of
 investments................................................   23,520     4,828      37,322     1,955        763,970     80,069
                                                              -------    ------     -------    ------     ----------    -------
Net realized and unrealized gains (losses) on investments...   31,075     5,304      41,074     3,590      1,103,996     81,594
                                                              -------    ------     -------    ------     ----------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $44,532    $6,396     $47,736    $4,322     $1,275,037    $94,193
                                                              =======    ======     =======    ======     ==========    =======

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

           METLIFE
         MODERATE TO                METLIFE                FI                    AMERICAN FUNDS
    AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION     LARGE CAP                     GROWTH
         SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT                  SUB-ACCOUNT
    ----------------------   ----------------------   ------------   ---------------------------------------
       2006       2005(B)       2006       2005(B)      2006(D)         2006          2005          2004
    -----------   --------   ----------   ---------   ------------   -----------   -----------   -----------
    $  105,754    $10,881     $ 11,554     $ 1,511       $   --      $ 1,615,103   $ 1,155,350   $   218,587
        33,391      2,174        6,252         350           14          840,501       725,394       577,685
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
        72,363      8,707        5,302       1,161          (14)         774,602       429,956      (359,098)
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
        97,892      4,220       19,663       1,271            3        5,192,349     2,405,771     1,069,623
       269,137        253       48,490       1,142           --        1,235,025            --            --
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
       367,029      4,473       68,153       2,413            3        6,427,374     2,405,771     1,069,623
     1,414,416     59,638      190,262      12,700        1,229       11,430,058    21,506,036    13,265,948
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
     1,781,445     64,111      258,415      15,113        1,232       17,857,432    23,911,807    14,335,571
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
    $1,853,808    $72,818     $263,717     $16,274       $1,218      $18,632,034   $24,341,763   $13,976,473
    ==========    =======     ========     =======       ======      ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                               AMERICAN FUNDS                          AMERICAN FUNDS
                                                                GROWTH-INCOME                    GLOBAL SMALL CAPITALIZATION
                                                                 SUB-ACCOUNT                             SUB-ACCOUNT
                                                    -------------------------------------   -------------------------------------
                                                       2006          2005         2004         2006          2005         2004
                                                    -----------   ----------   ----------   -----------   ----------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................  $ 1,767,133   $1,310,673   $  698,000   $   265,030   $  346,171   $       --
Expense:
 Mortality and expense risk charges...............      423,392      407,832      338,893       262,581      174,725      112,234
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Net investment income (loss)......................    1,343,741      902,841      359,107         2,449      171,446     (112,234)
                                                    -----------   ----------   ----------   -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.....................................    4,285,244    1,956,707    1,048,558     2,972,183    2,045,188      863,723
Realized gain distributions.......................    2,556,084      387,210           --     2,961,958           --           --
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Net realized gains (losses) on investments........    6,841,328    2,343,917    1,048,558     5,934,141    2,045,188      863,723
Change in net unrealized appreciation
 (depreciation) of investments....................    7,262,226    2,102,684    5,902,884     6,069,880    6,281,497    3,579,827
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Net realized and unrealized gains (losses) on
 investments......................................   14,103,554    4,446,601    6,951,442    12,004,021    8,326,685    4,443,550
                                                    -----------   ----------   ----------   -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $15,447,295   $5,349,442   $7,310,549   $12,006,470   $8,498,131   $4,331,316
                                                    ===========   ==========   ==========   ===========   ==========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

    AMERICAN FUNDS                  FIDELITY                                  FIDELITY
         BOND                   VIP EQUITY-INCOME                           VIP OVERSEAS
     SUB-ACCOUNT                   SUB-ACCOUNT                               SUB-ACCOUNT
    --------------   ---------------------------------------   ---------------------------------------
       2006(D)          2006          2005          2004          2006          2005          2004
    --------------   -----------   -----------   -----------   -----------   -----------   -----------
       $ 5,629       $ 5,504,500   $ 2,594,848   $ 2,433,013   $ 1,245,648   $   817,432   $ 1,388,161
         4,908           988,690       968,260       984,556       857,135       756,839       739,957
       -------       -----------   -----------   -----------   -----------   -----------   -----------
           721         4,515,810     1,626,588     1,448,457       388,513        60,593       648,204
       -------       -----------   -----------   -----------   -----------   -----------   -----------
           (45)        3,302,552     4,169,368     6,054,787    (2,696,039)      976,472    (1,480,246)
            --        19,947,649     5,702,259       581,220       865,959       639,729            --
       -------       -----------   -----------   -----------   -----------   -----------   -----------
           (45)       23,250,201     9,871,627     6,636,007    (1,830,080)    1,616,201    (1,480,246)
        90,784         1,879,953    (3,446,973)    8,365,954    24,309,349    19,836,609    15,709,356
       -------       -----------   -----------   -----------   -----------   -----------   -----------
        90,739        25,130,154     6,424,654    15,001,961    22,479,269    21,452,810    14,229,110
       -------       -----------   -----------   -----------   -----------   -----------   -----------
       $91,460       $29,645,964   $ 8,051,242   $16,450,418   $22,867,782   $21,513,403   $14,877,314
       =======       ===========   ===========   ===========   ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                  T. ROWE PRICE                              PIMCO
                                                                  MID-CAP GROWTH                         TOTAL RETURN
                                                                   SUB-ACCOUNT                            SUB-ACCOUNT
                                                       ------------------------------------   -----------------------------------
                                                          2006         2005         2004         2006        2005         2004
                                                       ----------   ----------   ----------   ----------   ---------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...........................................  $       --   $       --   $       --   $1,199,023   $  22,275   $2,158,813
Expense:
 Mortality and expense risk charges..................      87,596       66,861       39,670      188,799     158,792      133,151
                                                       ----------   ----------   ----------   ----------   ---------   ----------
Net investment income (loss..........................     (87,596)     (66,861)     (39,670)   1,010,224    (136,517)   2,025,662
                                                       ----------   ----------   ----------   ----------   ---------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions...     638,410      607,665      528,262        4,333     148,971      239,643
Realized gain distributions..........................     660,383      368,914           --       17,702     263,932           --
                                                       ----------   ----------   ----------   ----------   ---------   ----------
Net realized gains (losses) on investments...........   1,298,793      976,579      528,262       22,035     412,903      239,643
Change in net unrealized appreciation (depreciation)
 of investments......................................     (53,103)   1,202,380      995,330    1,194,931     477,776     (911,352)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
Net realized and unrealized gains (losses) on
 investments.........................................   1,245,690    2,178,959    1,523,592    1,216,966     890,679     (671,709)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..........................................  $1,158,094   $2,112,098   $1,483,922   $2,227,190   $ 754,162   $1,353,953
                                                       ==========   ==========   ==========   ==========   =========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

              RCM GLOBAL                          LAZARD                         MET/AIM SMALL
              TECHNOLOGY                          MID-CAP                          CAP GROWTH
              SUB-ACCOUNT                       SUB-ACCOUNT                       SUB-ACCOUNT
    -------------------------------   -------------------------------   --------------------------------
      2006       2005       2004        2006       2005        2004       2006        2005        2004
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
    $     --   $     --   $      --   $ 32,928   $  21,353   $     --   $      --   $      --   $     --
      14,830     15,761      17,970     28,902      28,093     20,653      19,305      18,759     20,687
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
     (14,830)   (15,761)    (17,970)     4,026      (6,740)   (20,653)    (19,305)    (18,759)   (20,687)
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
      28,396    (70,742)    387,107     42,786     230,324    354,012     213,397     337,036    277,085
          --     25,657       2,853    723,389     644,873         --     561,530      77,549         --
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
      28,396    (45,085)    389,960    766,175     875,197    354,012     774,927     414,585    277,085
     157,821    409,427    (617,576)    60,580    (443,804)   129,409    (225,798)   (114,128)   (25,476)
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
     186,217    364,342    (227,616)   826,755     431,393    483,421     549,129     300,457    251,609
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
    $171,387   $348,581   $(245,586)  $830,781   $ 424,653   $462,768   $ 529,824   $ 281,698   $230,922
    ========   ========   =========   ========   =========   ========   =========   =========   ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      HARRIS OAKMARK                        LEGG MASON
                                                                      INTERNATIONAL                      AGGRESSIVE GROWTH
                                                                       SUB-ACCOUNT                          SUB-ACCOUNT
                                                           ------------------------------------   -------------------------------
                                                              2006         2005         2004        2006        2005       2004
                                                           ----------   ----------   ----------   ---------   --------   --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...............................................  $  963,939   $   31,624   $    3,474   $      --   $     --   $     --
Expense:
 Mortality and expense risk charges......................     163,035       90,152       38,488      15,055     15,219     10,497
                                                           ----------   ----------   ----------   ---------   --------   --------
Net investment income (loss).............................     800,904      (58,528)     (35,014)    (15,055)   (15,219)   (10,497)
                                                           ----------   ----------   ----------   ---------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......   1,074,798      592,237      347,269     284,271    316,472     84,224
Realized gain distributions..............................   2,406,268      329,543           --     203,518      3,598         --
                                                           ----------   ----------   ----------   ---------   --------   --------
Net realized gains (losses) on investments...............   3,481,066      921,780      347,269     487,789    320,070     84,224
Change in net unrealized appreciation (depreciation) of
 investments.............................................   5,394,065    2,041,888    1,503,080    (542,275)   137,586    110,794
                                                           ----------   ----------   ----------   ---------   --------   --------
Net realized and unrealized gains (losses) on
 investments.............................................   8,875,131    2,963,668    1,850,349     (54,486)   457,656    195,018
                                                           ----------   ----------   ----------   ---------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..............................................  $9,676,035   $2,905,140   $1,815,335   $ (69,541)  $442,437   $184,521
                                                           ==========   ==========   ==========   =========   ========   ========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

             NEUBERGER BERMAN                     MFS RESEARCH                          LORD ABBETT
               REAL ESTATE                        INTERNATIONAL                       BOND DEBENTURE
               SUB-ACCOUNT                         SUB-ACCOUNT                          SUB-ACCOUNT
    ----------------------------------   -------------------------------   -------------------------------------
       2006         2005      2004(C)       2006        2005     2004(C)      2006         2005        2004(C)
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
    $  187,018   $       --   $ 56,739   $  114,246   $ 21,042   $    --   $2,392,153   $ 1,551,512   $2,463,487
        79,737       34,808      3,775       33,607      6,112       265      138,690       118,297      164,260
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
       107,281      (34,808)    52,964       80,639     14,930      (265)   2,253,463     1,433,215    2,299,227
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
       832,878      201,804        562      461,623     52,795     1,101      (42,854)      338,350      379,767
       888,402       12,751     71,253      449,149    179,824     1,777           --     2,207,072           --
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
     1,721,280      214,555     71,815      910,772    232,619     2,878      (42,854)    2,545,422      379,767
     3,634,132      847,791    202,765      533,798    232,397    51,203      840,461    (3,442,079)    (243,945)
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
     5,355,412    1,062,346    274,580    1,444,570    465,016    54,081      797,607      (896,657)     135,822
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
    $5,462,693   $1,027,538   $327,544   $1,525,209   $479,946   $53,816   $3,051,070   $   536,558   $2,435,049
    ==========   ==========   ========   ==========   ========   =======   ==========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                                                           PIMCO
                                                           OPPENHEIMER                     CYCLICAL      INFLATION    LEGG MASON
                                                             CAPITAL         CYCLICAL      GROWTH &      PROTECTED       VALUE
                                                          APPRECIATION      GROWTH ETF    INCOME ETF       BOND         EQUITY
                                                           SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                        -----------------   -----------   -----------   -----------   -----------
                                                         2006     2005(B)     2006(D)       2006(D)       2006(D)       2006(D)
                                                        -------   -------   -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends............................................  $   670   $  100      $  958         $518         $   --      $   24,458
Expense:
 Mortality and expense risk charges...................    1,113      166          54            1            304          59,974
                                                        -------   ------      ------         ----         ------      ----------
Net investment income (loss)..........................     (443)     (66)        904          517           (304)        (35,516)
                                                        -------   ------      ------         ----         ------      ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions....    1,008      205          30           57          3,457          (1,762)
Realized gain distributions...........................    1,527    1,429         200           --             --         324,347
                                                        -------   ------      ------         ----         ------      ----------
Net realized gains (losses) on investments............    2,535    1,634         230           57          3,457         322,585
Change in net unrealized appreciation (depreciation)
 of investments.......................................   16,452      276         663          261           (646)        915,746
                                                        -------   ------      ------         ----         ------      ----------
Net realized and unrealized gains (losses) on
 investments..........................................   18,987    1,910         893          318          2,811       1,238,331
                                                        -------   ------      ------         ----         ------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...........................................  $18,544   $1,844      $1,797         $835         $2,507      $1,202,815
                                                        =======   ======      ======         ====         ======      ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                      ZENITH                                          BLACKROCK
                                                      EQUITY                                         BOND INCOME
                                                   SUB-ACCOUNT                                       SUB-ACCOUNT
                                 ------------------------------------------------    --------------------------------------------
                                     2006             2005              2004             2006            2005            2004
                                 -------------    -------------     -------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income
  (loss).......................  $    (487,686)   $   2,380,216     $  (1,129,631)   $  6,993,511    $  4,858,873    $  4,996,572
 Net realized gains (losses) on
  investments..................      3,349,559       (5,379,155)        4,057,343         118,133       2,623,517       2,670,629
 Change in net unrealized
  appreciation (depreciation)
  of investments...............     51,317,310       70,211,420        70,546,187      (2,014,842)     (4,913,177)     (2,269,317)
                                 -------------    -------------     -------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations....................     54,179,183       67,212,481        73,473,899       5,096,802       2,569,213       5,397,884
                                 -------------    -------------     -------------    ------------    ------------    ------------
From capital transactions:
 Payments received from policy
  owners.......................     57,108,890       65,714,595        77,098,971      15,774,530      19,391,114      21,438,847
 Transfers between Sub-Accounts
  (including fixed account),
  net..........................    (13,281,803)     (25,966,217)      (23,160,210)     (1,868,717)     (4,594,975)     (6,606,718)
 Transfers for contract
  benefits and terminations....   (124,485,548)    (114,783,836)     (115,188,557)    (20,555,932)    (23,398,863)    (22,131,215)
 Contract maintenance
  charges......................             --               --                --         (20,260)        (22,273)        (23,626)
                                 -------------    -------------     -------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions..................    (80,658,461)     (75,035,458)      (61,249,796)     (6,670,379)     (8,624,997)     (7,322,712)
                                 -------------    -------------     -------------    ------------    ------------    ------------
NET CHANGE IN NET ASSETS.......    (26,479,278)      (7,822,977)       12,224,103      (1,573,577)     (6,055,784)     (1,924,828)
NET ASSETS -- BEGINNING OF
 PERIOD........................    760,537,208      768,360,185       756,136,082     136,600,474     142,656,258     144,581,086
                                 -------------    -------------     -------------    ------------    ------------    ------------
NET ASSETS -- END OF PERIOD....  $ 734,057,930    $ 760,537,208     $ 768,360,185    $135,026,897    $136,600,474    $142,656,258
                                 =============    =============     =============    ============    ============    ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                     BLACKROCK                                       MFS
                   MONEY MARKET                                  TOTAL RETURN
                    SUB-ACCOUNT                                  SUB-ACCOUNT
    -------------------------------------------   ------------------------------------------
        2006            2005           2004           2006           2005           2004
    -------------   ------------   ------------   ------------   ------------   ------------
    $3,831,446....  $  2,090,140   $    452,568   $  3,965,075   $  1,547,370   $  1,999,412
               --             --             (4)     1,720,067     (4,525,647)    (4,646,791)
               --             --              4      8,705,063      6,226,980     15,194,015
    -------------   ------------   ------------   ------------   ------------   ------------
    3,831,446....      2,090,140        452,568     14,390,205      3,248,703     12,546,636
    -------------   ------------   ------------   ------------   ------------   ------------
    135,699,752..    107,472,471     61,096,899     13,733,135     15,024,558     15,407,527
     (100,453,140)   (78,609,176)   (48,888,247)       294,564        362,689     18,676,220
      (32,738,279)   (29,788,826)   (25,616,726)   (22,763,435)   (20,222,911)   (17,897,227)
          (17,378)       (20,039)       (23,071)       (31,899)       (33,693)       (29,179)
    -------------   ------------   ------------   ------------   ------------   ------------
    2,490,955....       (945,570)   (13,431,145)    (8,767,635)    (4,869,357)    16,157,341
    -------------   ------------   ------------   ------------   ------------   ------------
    6,322,401....      1,144,570    (12,978,577)     5,622,570     (1,620,654)    28,703,977
    92,247,000...     91,102,430    104,081,007    129,599,852    131,220,506    102,516,529
    -------------   ------------   ------------   ------------   ------------   ------------
    $98,569,401...  $ 92,247,000   $ 91,102,430   $135,222,422   $129,599,852   $131,220,506
    =============   ============   ============   ============   ============   ============

                   HARRIS OAKMARK
                   FOCUSED VALUE
                    SUB-ACCOUNT
     ------------------------------------------
         2006           2005           2004
     ------------   ------------   ------------
     $   (417,261)  $   (947,030)  $   (905,826)
       28,467,114     11,981,450      7,993,958
       (6,779,768)     5,681,945      8,518,741
     ------------   ------------   ------------
       21,270,085     16,716,365     15,606,873
     ------------   ------------   ------------
       20,240,462     22,603,533     24,581,993
       (6,984,833)    (2,288,527)     2,180,857
      (32,271,598)   (28,089,151)   (25,519,163)
          (40,091)       (40,169)       (36,735)
     ------------   ------------   ------------
      (19,056,060)    (7,814,314)     1,206,952
     ------------   ------------   ------------
        2,214,025      8,902,051     16,813,825
      191,375,938    182,473,887    165,660,062
     ------------   ------------   ------------
     $193,589,963   $191,375,938   $182,473,887
     ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                            FI
                                                      VALUE LEADERS
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                         2006              2005              2004
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $    400,463      $    396,412      $    476,300
 Net realized gains (losses) on
  investments......................     1,186,085        (2,000,300)       (2,858,137)
 Change in net unrealized
  appreciation (depreciation) of
  investments......................     7,503,062         9,329,675        11,836,413
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations........................     9,089,610         7,725,787         9,454,576
                                     ------------      ------------      ------------
From capital transactions:
 Payments received from policy
  owners...........................     8,012,599         8,896,771        10,368,616
 Transfers between Sub-Accounts
  (including fixed account), net...    (1,419,862)       (1,952,234)       (3,540,094)
 Transfers for contract benefits
  and terminations.................   (12,494,981)      (11,736,707)      (11,650,268)
 Contract maintenance charges......       (25,875)          (24,724)          (24,724)
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................    (5,928,119)       (4,816,894)       (4,846,470)
                                     ------------      ------------      ------------
NET CHANGE IN NET ASSETS...........     3,161,491         2,908,893         4,608,106
NET ASSETS -- BEGINNING OF
 PERIOD............................    83,598,030        80,689,137        76,081,031
                                     ------------      ------------      ------------
NET ASSETS -- END OF PERIOD........  $ 86,759,521      $ 83,598,030      $ 80,689,137
                                     ============      ============      ============

                                                      LOOMIS SAYLES
                                                        SMALL CAP
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                         2006              2005              2004
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $ (1,011,861)     $   (942,436)     $   (916,512)
 Net realized gains (losses) on
  investments......................    17,212,924         9,246,972         3,394,070
 Change in net unrealized
  appreciation (depreciation) of
  investments......................     8,523,003         1,095,808        19,269,186
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations........................    24,724,066         9,400,344        21,746,744
                                     ------------      ------------      ------------
From capital transactions:
 Payments received from policy
  owners...........................    15,721,567        17,455,776        19,433,844
 Transfers between Sub-Accounts
  (including fixed account), net...     1,490,346        (2,452,279)       (3,839,394)
 Transfers for contract benefits
  and terminations.................   (27,462,004)      (24,970,777)      (22,740,341)
 Contract maintenance charges......       (39,867)          (37,844)          (36,557)
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................   (10,289,958)      (10,005,124)       (7,182,448)
                                     ------------      ------------      ------------
NET CHANGE IN NET ASSETS...........    14,434,108          (604,780)       14,564,296
NET ASSETS -- BEGINNING OF
 PERIOD............................   157,114,039       157,718,819       143,154,523
                                     ------------      ------------      ------------
NET ASSETS -- END OF PERIOD........  $171,548,147      $157,114,039      $157,718,819
                                     ============      ============      ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                      DAVIS                                   BLACKROCK LEGACY
                  VENTURE VALUE                               LARGE CAP GROWTH
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
        2006           2005           2004           2006           2005           2004
    ------------   ------------   ------------   ------------   ------------   ------------
    $987,698.....  $    362,649   $    (84,970)  $ (1,046,322)  $   (422,010)  $ (1,392,378)
    4,885,353...      4,781,824      5,903,902    (12,779,112)   (14,537,569)   (14,910,736)
    43,007,635..     26,829,481     29,634,368     21,093,144     28,235,221     33,813,560
    ------------   ------------   ------------   ------------   ------------   ------------
    48,880,686..     31,973,954     35,453,300      7,267,710     13,275,642     17,510,446
    ------------   ------------   ------------   ------------   ------------   ------------
    41,433,594..     45,304,294     48,906,599     27,126,878     32,017,760     38,154,373
    6,972,882...      4,147,829     (1,439,882)    (8,238,569)   (12,185,863)   (14,588,212)
     (62,935,325)   (59,781,974)   (49,941,499)   (38,145,657)   (39,331,589)   (37,540,816)
         (77,070)       (76,300)       (77,647)       (46,722)       (47,924)       (50,864)
    ------------   ------------   ------------   ------------   ------------   ------------
     (14,605,919)   (10,406,151)    (2,552,429)   (19,304,070)   (19,547,616)   (14,025,519)
    ------------   ------------   ------------   ------------   ------------   ------------
    34,274,767..     21,567,803     32,900,871    (12,036,360)    (6,271,974)     3,484,927
    357,153,939..   335,586,136    302,685,265    222,568,551    228,840,525    225,355,598
    ------------   ------------   ------------   ------------   ------------   ------------
    $391,428,706.. $357,153,939   $335,586,136   $210,532,191   $222,568,551   $228,840,525
    ============   ============   ============   ============   ============   ============

           WESTERN ASSET MANAGEMENT
                U.S. GOVERNMENT
                  SUB-ACCOUNT
     -------------------------------------
        2006          2005         2004
     -----------   ----------   ----------
     $   165,391   $   39,752   $    1,852
        (135,837)      72,419       30,956
         403,509      (63,876)      (8,495)
     -----------   ----------   ----------
         433,063       48,295       24,313
     -----------   ----------   ----------
         933,314      602,814       75,003
      18,232,860    4,054,630      532,735
      (2,468,264)    (223,815)    (135,091)
          (8,067)      (8,888)      (9,942)
     -----------   ----------   ----------
      16,689,843    4,424,741      462,705
     -----------   ----------   ----------
      17,122,906    4,473,036      487,018
       5,988,976    1,515,940    1,028,922
     -----------   ----------   ----------
     $23,111,882   $5,988,976   $1,515,940
     ===========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                       WESTERN ASSET MANAGEMENT                            MFS
                                                     STRATEGIC BOND OPPORTUNITIES                    INVESTORS TRUST
                                                              SUB-ACCOUNT                              SUB-ACCOUNT
                                                 -------------------------------------   ----------------------------------------
                                                    2006          2005         2004        2006(A)         2005          2004
                                                 -----------   ----------   ----------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).................   $   574,956   $  130,666   $   32,045   $    146,613   $   (17,349)  $   (47,102)
 Net realized gains (losses) on investments...        11,838      226,099       15,924      3,184,371       864,228      (268,170)
 Change in net unrealized appreciation
  (depreciation) of investments...............         8,968     (186,816)      82,194     (2,498,477)      294,541     2,208,942
                                                 -----------   ----------   ----------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations....................       595,762      169,949      130,163        832,507     1,141,420     1,893,670
                                                 -----------   ----------   ----------   ------------   -----------   -----------
From capital transactions:
 Payments received from policy owners.........     1,722,200      944,706       92,149        788,440     2,591,798     2,312,260
 Transfers between Sub-Accounts (including
  fixed account), net.........................     3,997,083    5,252,027    2,139,359    (17,639,830)   (1,732,240)   10,290,057
 Transfers for contract benefits and
  terminations................................    (1,815,199)    (720,730)     (96,340)      (793,709)   (2,940,802)   (2,165,748)
 Contract maintenance charges.................       (17,028)     (17,935)     (18,394)        (2,758)       (8,492)       (7,896)
                                                 -----------   ----------   ----------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from capital transactions..........     3,887,056    5,458,068    2,116,774    (17,647,857)   (2,089,736)   10,428,673
                                                 -----------   ----------   ----------   ------------   -----------   -----------
NET CHANGE IN NET ASSETS......................     4,482,818    5,628,017    2,246,937    (16,815,350)     (948,316)   12,322,343
NET ASSETS -- BEGINNING OF PERIOD.............     9,512,958    3,884,941    1,638,004     16,815,350    17,763,666     5,441,323
                                                 -----------   ----------   ----------   ------------   -----------   -----------
NET ASSETS -- END OF PERIOD...................   $13,995,776   $9,512,958   $3,884,941   $         --   $16,815,350   $17,763,666
                                                 ===========   ==========   ==========   ============   ===========   ===========

(a) For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                  FI MID CAP                          JENNISON                         RUSSELL 2000
                 OPPORTUNITIES                         GROWTH                              INDEX
                  SUB-ACCOUNT                        SUB-ACCOUNT                        SUB-ACCOUNT
    ---------------------------------------   -------------------------   ---------------------------------------
       2006          2005          2004          2006         2005(B)        2006          2005          2004
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $  (172,212)  $  (176,847)  $   (11,223)  $   (35,207)  $   (23,580)  $   102,360   $    63,817   $   (11,707)
      1,255,273      (428,954)   (3,457,450)      350,561       113,996     3,360,238     1,929,164       624,110
      2,418,061     2,538,292     8,296,333       (97,967)    1,346,139       760,311      (920,521)    2,397,634
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      3,501,122     1,932,491     4,827,660       217,387     1,436,555     4,222,909     1,072,460     3,010,037
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      4,265,472     5,352,651     5,971,764     1,205,068       740,436     3,263,779     3,248,510     3,130,151
       (437,405)   (2,447,469)     (274,488)     (243,649)    6,985,991      (398,409)    1,733,810     4,300,372
     (6,236,111)   (6,404,153)   (5,610,431)   (1,534,847)   (1,061,237)   (4,385,494)   (2,868,783)   (2,654,485)
             --            --            --          (896)         (564)           --            --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (2,408,044)   (3,498,971)       86,845      (574,324)    6,664,626    (1,520,124)    2,113,537     4,776,038
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,093,078    (1,566,480)    4,914,505      (356,937)    8,101,181     2,702,785     3,185,997     7,786,075
     31,907,921    33,474,401    28,559,896     8,101,181            --    24,753,651    21,567,654    13,781,579
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $33,000,999   $31,907,921   $33,474,401   $ 7,744,244   $ 8,101,181   $27,456,436   $24,753,651   $21,567,654
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                               FI                                      BLACKROCK
                                                       INTERNATIONAL STOCK                          STRATEGIC VALUE
                                                           SUB-ACCOUNT                                SUB-ACCOUNT
                                             ---------------------------------------   ------------------------------------------
                                                2006          2005          2004           2006           2005           2004
                                             -----------   -----------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).............   $   469,195   $    34,670   $   273,104   $   (110,583)  $   (350,929)  $   (329,632)
 Net realized gains (losses) on
  investments.............................     3,142,765        60,812      (888,146)    15,048,662      7,574,260      1,890,673
 Change in net unrealized appreciation
  (depreciation) of investments...........     3,874,760     7,358,868     6,749,239     (4,163,723)    (4,669,915)     7,770,697
                                             -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations................     7,486,720     7,454,350     6,134,197     10,774,356      2,553,416      9,331,738
                                             -----------   -----------   -----------   ------------   ------------   ------------
From capital transactions:
 Payments received from policy owners.....     5,276,401     5,882,164     6,594,522     10,016,371     11,576,525     12,120,052
 Transfers between Sub-Accounts (including
  fixed account), net.....................    (3,243,602)    2,209,670    (2,552,475)    (3,240,644)    (3,840,897)     5,041,574
 Transfers for contract benefits and
  terminations............................    (8,494,778)   (7,337,073)   (5,702,900)   (13,969,287)   (13,470,595)   (10,278,815)
 Contract maintenance charges.............       (19,305)      (18,049)      (17,013)            --             --             --
                                             -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital transactions......    (6,481,284)      736,712    (1,677,866)    (7,193,560)    (5,734,967)     6,882,811
                                             -----------   -----------   -----------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS..................     1,005,436     8,191,062     4,456,331      3,580,796     (3,181,551)    16,214,549
NET ASSETS -- BEGINNING OF PERIOD.........    48,315,947    40,124,885    35,668,554     70,237,347     73,418,898     57,204,349
                                             -----------   -----------   -----------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD...............   $49,321,383   $48,315,947   $40,124,885   $ 73,818,143   $ 70,237,347   $ 73,418,898
                                             ===========   ===========   ===========   ============   ============   ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                     METLIFE                                 LEHMAN BROTHERS                           MORGAN STANLEY
                   STOCK INDEX                            AGGREGATE BOND INDEX                           EAFE INDEX
                   SUB-ACCOUNT                                 SUB-ACCOUNT                              SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------   --------------------------------------
        2006           2005           2004          2006          2005          2004          2006          2005          2004
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
    $  3,083,788   $  2,150,918   $    523,477   $ 1,197,570   $ 1,054,080   $   745,762   $   205,489   $   133,509   $   18,229
       8,147,733       (869,033)    (2,768,451)     (259,014)        8,478       223,193       885,145       820,065      595,987
      19,171,837      6,994,271     21,768,164       151,885      (564,840)       43,507     2,461,504       569,205      912,436
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
      30,403,358      8,276,156     19,523,190     1,090,441       497,718     1,012,462     3,552,138     1,522,779    1,526,652
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
      23,555,006     27,860,084     31,445,881     4,465,814     6,120,007     6,378,076     1,903,791     1,624,296    1,295,709
      (3,618,267)    (4,739,550)    (3,724,940)     (736,557)     (522,866)     (411,029)    1,415,021     1,764,562    2,819,569
     (34,601,926)   (33,196,540)   (32,940,006)   (4,654,632)   (4,625,158)   (4,555,741)   (2,136,448)   (1,448,673)    (657,089)
         (41,441)       (40,948)       (42,067)           --            --            --            --            --           --
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
     (14,706,628)   (10,116,954)    (5,261,132)     (925,375)      971,983     1,411,306     1,182,364     1,940,185    3,458,189
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
      15,696,730     (1,840,798)    14,262,058       165,066     1,469,701     2,423,768     4,734,502     3,462,964    4,984,841
     213,385,168    215,225,966    200,963,908    29,833,679    28,363,978    25,940,210    13,270,424     9,807,460    4,822,619
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
    $229,081,898   $213,385,168   $215,225,966   $29,998,745   $29,833,679   $28,363,978   $18,004,926   $13,270,424   $9,807,460
    ============   ============   ============   ===========   ===========   ===========   ===========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                 METLIFE                             FRANKLIN TEMPLETON
                                                           MID CAP STOCK INDEX                        SMALL CAP GROWTH
                                                               SUB-ACCOUNT                              SUB-ACCOUNT
                                                 ---------------------------------------   --------------------------------------
                                                    2006          2005          2004          2006          2005         2004
                                                 -----------   -----------   -----------   -----------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).................   $   131,669   $    38,308   $     4,975   $   (28,720)  $  (27,835)  $   (21,764)
 Net realized gains (losses) on investments...     2,118,798     1,329,969       242,058       723,749      590,301       173,561
 Change in net unrealized appreciation
  (depreciation) of investments...............      (744,231)      184,066     1,119,929       (40,740)    (268,460)      359,472
                                                 -----------   -----------   -----------   -----------   ----------   -----------
Net increase (decrease) in net assets
 resulting from operations....................     1,506,236     1,552,343     1,366,962       654,289      294,006       511,269
                                                 -----------   -----------   -----------   -----------   ----------   -----------
From capital transactions:
 Payments received from policy owners.........     2,077,311     1,958,858     1,877,884     1,163,086    1,317,725     1,357,165
 Transfers between Sub-Accounts (including
  fixed account), net.........................     2,156,257     1,643,644     2,266,847       122,806      (83,149)    1,249,783
 Transfers for contract benefits and
  terminations................................    (2,748,616)   (1,815,827)   (1,091,245)   (1,355,927)    (204,129)   (1,070,809)
 Contract maintenance charges.................            --            --            --            --           --            --
                                                 -----------   -----------   -----------   -----------   ----------   -----------
Net increase (decrease) in net assets
 resulting from capital transactions..........     1,484,952     1,786,675     3,053,486       (70,035)   1,030,447     1,536,139
                                                 -----------   -----------   -----------   -----------   ----------   -----------
NET CHANGE IN NET ASSETS......................     2,991,188     3,339,018     4,420,448       584,254    1,324,453     2,047,408
NET ASSETS -- BEGINNING OF PERIOD.............    14,077,266    10,738,248     6,317,800     6,719,469    5,395,016     3,347,608
                                                 -----------   -----------   -----------   -----------   ----------   -----------
NET ASSETS -- END OF PERIOD...................   $17,068,454   $14,077,266   $10,738,248   $ 7,303,723   $6,719,469   $ 5,395,016
                                                 ===========   ===========   ===========   ===========   ==========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 BLACKROCK                               BLACKROCK                            NEUBERGER BERMAN
                 LARGE CAP                            LARGE CAP VALUE                           MID CAP VALUE
                SUB-ACCOUNT                             SUB-ACCOUNT                              SUB-ACCOUNT
    ------------------------------------   -------------------------------------   ---------------------------------------
       2006         2005         2004         2006          2005         2004         2006          2005          2004
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
    $   18,475   $   11,287   $    3,914   $    59,380   $   24,458   $  (13,608)  $     1,584   $   (65,265)  $   (39,638)
        96,820       91,015       23,584       545,228      193,769      386,999     4,655,123     2,642,698     1,226,554
       114,020      (52,412)     104,808       598,642       54,281       22,099      (908,234)      476,829     1,788,862
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       229,315       49,890      132,306     1,203,250      272,508      395,490     3,748,473     3,054,262     2,975,778
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       347,915      410,498      392,804     1,273,493    1,223,191      951,227     4,959,891     4,126,831     2,408,718
      (129,734)      85,680       70,955     2,264,706      735,377      780,881     3,313,258    10,517,914     5,812,450
      (283,814)    (413,113)     (27,623)   (1,128,064)    (758,744)    (541,105)   (6,621,282)   (3,504,869)   (2,029,988)
            --           --           --            --           --           --            --            --            --
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       (65,633)      83,065      436,136     2,410,135    1,199,824    1,191,003     1,651,867    11,139,876     6,191,180
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       163,682      132,955      568,442     3,613,385    1,472,332    1,586,493     5,400,340    14,194,138     9,166,958
     1,613,324    1,480,369      911,927     5,225,941    3,753,609    2,167,116    32,943,567    18,749,429     9,582,471
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
    $1,777,006   $1,613,324   $1,480,369   $ 8,839,326   $5,225,941   $3,753,609   $38,343,907   $32,943,567   $18,749,429
    ==========   ==========   ==========   ===========   ==========   ==========   ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                HARRIS OAKMARK                           T. ROWE PRICE
                                                                LARGE CAP VALUE                        LARGE CAP GROWTH
                                                                  SUB-ACCOUNT                             SUB-ACCOUNT
                                                    ---------------------------------------   -----------------------------------
                                                       2006          2005          2004          2006          2005      2004(C)
                                                    -----------   -----------   -----------   -----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)....................   $    50,259   $    27,003   $     1,587   $     5,479   $   18,522   $   (501)
 Net realized gains (losses) on investments......       704,802       486,957       494,753       414,265       52,379       (614)
 Change in net unrealized appreciation
  (depreciation) of investments..................     1,401,637      (644,749)      339,192       274,201      401,931     55,012
                                                    -----------   -----------   -----------   -----------   ----------   --------
Net increase (decrease) in net assets resulting
 from operations.................................     2,156,698      (130,789)      835,532       693,945      472,832     53,897
                                                    -----------   -----------   -----------   -----------   ----------   --------
From capital transactions:
 Payments received from policy owners............     2,614,196     2,755,662     2,235,177       816,331      591,192     34,624
 Transfers between Sub-Accounts (including fixed
  account), net..................................    (1,914,435)    3,214,514     2,118,095    (1,166,712)   4,632,837    699,642
 Transfers for contract benefits and
  terminations...................................    (2,569,473)   (2,027,006)   (1,281,906)     (704,060)    (398,081)   (21,617)
 Contract maintenance charges....................            --            --            --            --           --         --
                                                    -----------   -----------   -----------   -----------   ----------   --------
Net increase (decrease) in net assets resulting
 from capital transactions.......................    (1,869,712)    3,943,170     3,071,366    (1,054,441)   4,825,948    712,649
                                                    -----------   -----------   -----------   -----------   ----------   --------
NET CHANGE IN NET ASSETS.........................       286,986     3,812,381     3,906,898      (360,496)   5,298,780    766,546
NET ASSETS -- BEGINNING OF PERIOD................    13,328,806     9,516,425     5,609,527     6,065,326      766,546         --
                                                    -----------   -----------   -----------   -----------   ----------   --------
NET ASSETS -- END OF PERIOD......................   $13,615,792   $13,328,806   $ 9,516,425   $ 5,704,830   $6,065,326   $766,546
                                                    ===========   ===========   ===========   ===========   ==========   ========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

              T. ROWE PRICE                         OPPENHEIMER                          BLACKROCK
             SMALL CAP GROWTH                      GLOBAL EQUITY                     AGGRESSIVE GROWTH
               SUB-ACCOUNT                          SUB-ACCOUNT                         SUB-ACCOUNT
    ----------------------------------   ----------------------------------   --------------------------------
       2006         2005      2004(C)       2006         2005      2004(C)       2006        2005     2004(C)
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
    $  (13,378)  $   (2,744)  $   (224)  $   76,103   $    1,167   $    (42)  $   (4,379)  $ (1,689)  $   (510)
       148,598       35,555       (602)     220,200       14,077        125       53,157     29,202        860
       (69,411)     111,744     43,347      302,557      177,774      6,969       13,209     29,347     33,766
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
        65,809      144,555     42,521      598,860      193,018      7,052       61,987     56,860     34,116
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
       482,945      192,959     90,341      559,232      192,624     10,117      259,300    113,786     27,689
     2,061,128    1,470,745    391,390    2,208,426    2,023,540    116,638      478,662    119,864    472,336
      (730,086)     (75,516)    (8,141)    (670,852)    (105,132)    (2,216)    (315,276)   (42,470)    (4,020)
            --           --         --           --           --         --           --         --         --
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
     1,813,987    1,588,188    473,590    2,096,806    2,111,032    124,539      422,686    191,180    496,005
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
     1,879,796    1,732,743    516,111    2,695,666    2,304,050    131,591      484,673    248,040    530,121
     2,248,854      516,111         --    2,435,641      131,591         --      778,161    530,121         --
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
    $4,128,650   $2,248,854   $516,111   $5,131,307   $2,435,641   $131,591   $1,262,834   $778,161   $530,121
    ==========   ==========   ========   ==========   ==========   ========   ==========   ========   ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                           BLACKROCK                        METLIFE
                                                                          DIVERSIFIED               CONSERVATIVE ALLOCATION
                                                                          SUB-ACCOUNT                     SUB-ACCOUNT
                                                               ----------------------------------   ------------------------
                                                                  2006         2005      2004(C)       2006        2005(B)
                                                               ----------   ----------   --------   ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)...............................   $   65,131   $   16,975   $   (979)   $ 13,457      $  1,092
 Net realized gains (losses) on investments.................       32,548       42,119        890       7,555           476
 Change in net unrealized appreciation (depreciation) of
  investments...............................................      223,263       41,409     46,566      23,520         4,828
                                                               ----------   ----------   --------    --------      --------
Net increase (decrease) in net assets resulting from
 operations.................................................      320,942      100,503     46,477      44,532         6,396
                                                               ----------   ----------   --------    --------      --------
From capital transactions:
 Payments received from policy owners.......................      530,545      518,291     36,784      45,000        37,630
 Transfers between Sub-Accounts (including fixed account),
  net.......................................................     (137,715)   1,833,219    767,661     466,352       468,575
 Transfers for contract benefits and terminations...........     (381,603)    (221,837)     1,369     (88,446)      (18,181)
 Contract maintenance charges...............................           --           --         --          --            --
                                                               ----------   ----------   --------    --------      --------
Net increase (decrease) in net assets resulting from capital
 transactions...............................................       11,227    2,129,673    805,814     422,906       488,024
                                                               ----------   ----------   --------    --------      --------
NET CHANGE IN NET ASSETS....................................      332,169    2,230,176    852,291     467,438       494,420
NET ASSETS -- BEGINNING OF PERIOD...........................    3,082,467      852,291         --     494,420            --
                                                               ----------   ----------   --------    --------      --------
NET ASSETS -- END OF PERIOD.................................   $3,414,636   $3,082,467   $852,291    $961,858      $494,420
                                                               ==========   ==========   ========    ========      ========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

     METLIFE CONSERVATIVE             METLIFE                METLIFE MODERATE              METLIFE
    TO MODERATE ALLOCATION      MODERATE ALLOCATION      TO AGGRESSIVE ALLOCATION   AGGRESSIVE ALLOCATION
          SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
    -----------------------   ------------------------   ------------------------   ---------------------
       2006        2005(B)       2006        2005(B)        2006        2005(B)        2006      2005(B)
    -----------   ---------   -----------   ----------   -----------   ----------   ----------   --------
    $6,662.....   $    732    $   171,041   $   12,599   $    72,363   $    8,707   $    5,302   $  1,161
    3,752.....       1,635        340,026        1,525       367,029        4,473       68,153      2,413
    37,322....       1,955        763,970       80,069     1,414,416       59,638      190,262     12,700
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    47,736....       4,322      1,275,037       94,193     1,853,808       72,818      263,717     16,274
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    825,099...       3,539      1,970,347      193,806     2,579,522      182,303      398,456     63,611
    737,291...     230,874     10,824,618    3,533,186    16,629,738    2,667,542    2,731,433    340,251
      (186,393)     (8,128)    (1,233,980)     (83,269)   (2,117,545)    (103,698)    (505,218)   (14,806)
    --........          --             --           --            --           --           --         --
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    1,375,997..    226,285     11,560,985    3,643,723    17,091,715    2,746,147    2,624,671    389,056
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    1,423,733..    230,607     12,836,022    3,737,916    18,945,523    2,818,965    2,888,388    405,330
    230,607...          --      3,737,916           --     2,818,965           --      405,330         --
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    $1,654,340..  $230,607    $16,573,938   $3,737,916   $21,764,488   $2,818,965   $3,293,718   $405,330
    ==========    ========    ===========   ==========   ===========   ==========   ==========   ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                   FI                      AMERICAN FUNDS
                                                                LARGE CAP                      GROWTH
                                                               SUB-ACCOUNT                  SUB-ACCOUNT
                                                               -----------   ------------------------------------------
                                                                 2006(D)         2006           2005           2004
                                                               -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)...............................     $   (14)    $    774,602   $    429,956   $   (359,098)
 Net realized gains (losses) on investments.................           3        6,427,374      2,405,771      1,069,623
 Change in net unrealized appreciation (depreciation) of
  investments...............................................       1,229       11,430,058     21,506,036     13,265,948
                                                                 -------     ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
 operations.................................................       1,218       18,632,034     24,341,763     13,976,473
                                                                 -------     ------------   ------------   ------------
From capital transactions:
 Payments received from policy owners.......................      16,267       28,697,849     27,228,305     25,682,744
 Transfers between Sub-Accounts (including fixed account),
  net.......................................................      15,303       15,651,054     21,890,185     17,012,991
 Transfers for contract benefits and terminations...........        (516)     (35,360,626)   (26,737,706)   (17,256,054)
 Contract maintenance charges...............................          --               --             --             --
                                                                 -------     ------------   ------------   ------------
Net increase (decrease) in net assets resulting from capital
 transactions...............................................      31,054        8,988,277     22,380,784     25,439,681
                                                                 -------     ------------   ------------   ------------
NET CHANGE IN NET ASSETS....................................      32,272       27,620,311     46,722,547     39,416,154
NET ASSETS -- BEGINNING OF PERIOD...........................          --      184,342,864    137,620,317     98,204,163
                                                                 -------     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD.................................     $32,272     $211,963,175   $184,342,864   $137,620,317
                                                                 =======     ============   ============   ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                  AMERICAN FUNDS                              AMERICAN FUNDS                AMERICAN FUNDS
                  GROWTH-INCOME                        GLOBAL SMALL CAPITALIZATION               BOND
                   SUB-ACCOUNT                                 SUB-ACCOUNT                   SUB-ACCOUNT
    ------------------------------------------   ----------------------------------------   --------------
        2006           2005           2004           2006          2005          2004          2006(D)
    ------------   ------------   ------------   ------------   -----------   -----------   --------------
    $  1,343,741   $    902,841   $    359,107   $      2,449   $   171,446   $  (112,234)    $      721
       6,841,328      2,343,917      1,048,558      5,934,141     2,045,188       863,723            (45)
       7,262,226      2,102,684      5,902,884      6,069,880     6,281,497     3,579,827         90,784
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
      15,447,295      5,349,442      7,310,549     12,006,470     8,498,131     4,331,316         91,460
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
      17,768,146     17,474,402     16,585,149      7,460,456     6,022,679     4,384,514        117,315
       4,502,222      9,368,852     13,256,866      9,669,549    10,992,834     6,393,929      3,017,940
     (18,313,942)   (15,544,323)   (11,730,258)   (10,123,033)   (5,963,602)   (3,241,423)       (93,783)
              --             --             --             --            --            --             --
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
       3,956,426     11,298,931     18,111,757      7,006,972    11,051,911     7,537,020      3,041,472
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
      19,403,721     16,648,373     25,422,306     19,013,442    19,550,042    11,868,336      3,132,932
     102,332,076     85,683,703     60,261,397     47,588,867    28,038,825    16,170,489             --
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
    $121,735,797   $102,332,076   $ 85,683,703   $ 66,602,309   $47,588,867   $28,038,825     $3,132,932
    ============   ============   ============   ============   ===========   ===========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                           FIDELITY                                     FIDELITY
                                                      VIP EQUITY-INCOME                               VIP OVERSEAS
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                              2006           2005           2004           2006           2005           2004
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)............ $  4,515,810   $  1,626,588   $  1,448,457   $    388,513   $     60,593   $    648,204
 Net realized gains (losses) on
  investments............................   23,250,201      9,871,627      6,636,007     (1,830,080)     1,616,201     (1,480,246)
 Change in net unrealized appreciation
  (depreciation) of investments..........    1,879,953     (3,446,973)     8,365,954     24,309,349     19,836,609     15,709,356
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...............   29,645,964      8,051,242     16,450,418     22,867,782     21,513,403     14,877,314
                                          ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions:
 Payments received from policy owners....   14,033,200     16,342,695     18,419,042     11,657,246     13,154,046     15,226,091
 Transfers between Sub-Accounts
  (including fixed account), net.........      441,501     (3,543,521)    (2,846,935)       376,011     (5,724,751)    (3,385,978)
 Transfers for contract benefits and
  terminations...........................  (28,659,482)   (25,896,948)   (24,894,264)   (23,653,371)   (19,548,472)   (19,161,692)
 Contract maintenance charges............           --             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital transactions.....  (14,184,781)   (13,097,774)    (9,322,157)   (11,620,114)   (12,119,177)    (7,321,579)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS.................   15,461,183     (5,046,532)     7,128,261     11,247,668      9,394,226      7,555,735
NET ASSETS -- BEGINNING OF PERIOD........  160,020,101    165,066,633    157,938,372    137,138,211    127,743,985    120,188,250
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD.............. $175,481,284   $160,020,101   $165,066,633   $148,385,879   $137,138,211   $127,743,985
                                          ============   ============   ============   ============   ============   ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 T. ROWE PRICE                                 PIMCO                                     RCM
                MID-CAP GROWTH                             TOTAL RETURN                           GLOBAL TECHNOLOGY
                  SUB-ACCOUNT                               SUB-ACCOUNT                              SUB-ACCOUNT
    ---------------------------------------   ---------------------------------------   -------------------------------------
       2006          2005          2004          2006          2005          2004          2006         2005          2004
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
    $   (87,596)  $   (66,861)  $   (39,670)  $ 1,010,224   $  (136,517)  $ 2,025,662   $  (14,830)  $   (15,761)  $  (17,970)
      1,298,793       976,579       528,262        22,035       412,903       239,643       28,396       (45,085)     389,960
        (53,103)    1,202,380       995,330     1,194,931       477,776      (911,352)     157,821       409,427     (617,576)
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      1,158,094     2,112,098     1,483,922     2,227,190       754,162     1,353,953      171,387       348,581     (245,586)
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      2,412,145     2,210,701     1,687,266     8,332,214     7,951,787     7,653,492      728,617       812,663    1,027,546
      4,082,277     3,485,988     3,857,668     2,272,536     4,681,693     5,000,764      (66,416)     (460,118)     434,628
     (3,408,336)     (366,585)   (2,325,637)   (8,213,889)   (5,676,558)   (4,491,527)    (727,315)   (3,282,579)     760,174
             --            --            --            --            --            --           --            --           --
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      3,086,086     5,330,104     3,219,297     2,390,861     6,956,922     8,162,729      (65,114)   (2,930,034)   2,222,348
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      4,244,180     7,442,202     4,703,219     4,618,051     7,711,084     9,516,682      106,273    (2,581,453)   1,976,762
     17,311,727     9,869,525     5,166,306    41,507,727    33,796,643    24,279,961    3,690,264     6,271,717    4,294,955
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
    $21,555,907   $17,311,727   $ 9,869,525   $46,125,778   $41,507,727   $33,796,643   $3,796,537   $ 3,690,264   $6,271,717
    ===========   ===========   ===========   ===========   ===========   ===========   ==========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                    LAZARD                                 MET/AIM
                                                                    MID-CAP                            SMALL CAP GROWTH
                                                                  SUB-ACCOUNT                            SUB-ACCOUNT
                                                     -------------------------------------   ------------------------------------
                                                        2006          2005         2004         2006         2005         2004
                                                     -----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................  $     4,026   $   (6,740)  $  (20,653)  $  (19,305)  $  (18,759)  $  (20,687)
 Net realized gains (losses) on investments........      766,175      875,197      354,012      774,927      414,585      277,085
 Change in net unrealized appreciation
  (depreciation) of investments....................       60,580     (443,804)     129,409     (225,798)    (114,128)     (25,476)
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations...................................      830,781      424,653      462,768      529,824      281,698      230,922
                                                     -----------   ----------   ----------   ----------   ----------   ----------
From capital transactions:
 Payments received from policy owners..............      929,653      946,465      883,000      583,612      573,108      675,758
 Transfers between Sub-Accounts (including fixed
  account), net....................................      331,990      734,997    1,571,215      703,361     (503,781)    (192,739)
 Transfers for contract benefits and
  terminations.....................................   (1,332,845)    (982,508)    (561,185)    (968,252)    (519,619)    (414,174)
 Contract maintenance charges......................           --           --           --           --           --           --
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from capital transactions.........................      (71,202)     698,954    1,893,030      318,721     (450,292)      68,845
                                                     -----------   ----------   ----------   ----------   ----------   ----------
NET CHANGE IN NET ASSETS...........................      759,579    1,123,607    2,355,798      848,545     (168,594)     299,767
NET ASSETS -- BEGINNING OF PERIOD..................    6,002,785    4,879,178    2,523,380    3,699,893    3,868,487    3,568,720
                                                     -----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS -- END OF PERIOD........................  $ 6,762,364   $6,002,785   $4,879,178   $4,548,438   $3,699,893   $3,868,487
                                                     ===========   ==========   ==========   ==========   ==========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                HARRIS OAKMARK                             LEGG MASON                           NEUBERGER BERMAN
                 INTERNATIONAL                         AGGRESSIVE GROWTH                          REAL ESTATE
                  SUB-ACCOUNT                             SUB-ACCOUNT                             SUB-ACCOUNT
    ---------------------------------------   ------------------------------------   --------------------------------------
       2006          2005          2004          2006         2005         2004         2006          2005        2004(C)
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
    $   800,904   $   (58,528)  $   (35,014)  $  (15,055)  $  (15,219)  $  (10,497)  $   107,281   $   (34,808)  $   52,964
      3,481,066       921,780       347,269      487,789      320,070       84,224     1,721,280       214,555       71,815
      5,394,065     2,041,888     1,503,080     (542,275)     137,586      110,794     3,634,132       847,791      202,765
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
      9,676,035     2,905,140     1,815,335      (69,541)     442,437      184,521     5,462,693     1,027,538      327,544
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
      4,761,695     3,525,337     2,145,796      524,835      516,302      527,069     2,775,441     1,356,195      203,875
     12,282,382    10,448,205     5,424,839     (345,649)     575,500     (100,817)    8,893,675     5,910,137    2,791,436
     (5,318,243)   (2,409,486)     (992,457)    (562,606)    (533,283)    (319,464)   (3,027,980)     (888,809)     (23,486)
             --            --            --           --           --           --            --            --           --
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
     11,725,834    11,564,056     6,578,178     (383,420)     558,519      106,788     8,641,136     6,377,523    2,971,825
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
     21,401,869    14,469,196     8,393,513     (452,961)   1,000,956      291,309    14,103,829     7,405,061    3,299,369
     28,085,269    13,616,073     5,222,560    3,341,457    2,340,501    2,049,192    10,704,430     3,299,369           --
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
    $49,487,138   $28,085,269   $13,616,073   $2,888,496   $3,341,457   $2,340,501   $24,808,259   $10,704,430   $3,299,369
    ===========   ===========   ===========   ==========   ==========   ==========   ===========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                    MFS                                 LORD ABBETT
                                                          RESEARCH INTERNATIONAL                      BOND DEBENTURE
                                                                SUB-ACCOUNT                             SUB-ACCOUNT
                                                    -----------------------------------   ---------------------------------------
                                                       2006          2005      2004(C)       2006          2005         2004(C)
                                                    -----------   ----------   --------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).....................  $    80,639   $   14,930   $   (265)  $ 2,253,463   $ 1,433,215   $ 2,299,227
 Net realized gains (losses) on investments.......      910,772      232,619      2,878       (42,854)    2,545,422       379,767
 Change in net unrealized appreciation
  (depreciation) of investments...................      533,798      232,397     51,203       840,461    (3,442,079)     (243,945)
                                                    -----------   ----------   --------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations..................................    1,525,209      479,946     53,816     3,051,070       536,558     2,435,049
                                                    -----------   ----------   --------   -----------   -----------   -----------
From capital transactions:
 Payments received from policy owners.............      849,738      454,269     64,020     5,015,300     5,031,351     5,187,563
 Transfers between Sub-Accounts (including fixed
  account), net...................................    5,383,217    2,374,138    761,135       759,926     2,427,137       (73,516)
 Transfers for contract benefits and
  terminations....................................   (1,256,577)    (158,573)   (19,848)   (6,283,724)   (4,931,189)   (4,835,065)
 Contract maintenance charges.....................           --           --         --            --            --            --
                                                    -----------   ----------   --------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from capital transactions........................    4,976,378    2,669,834    805,307      (508,498)    2,527,299       278,982
                                                    -----------   ----------   --------   -----------   -----------   -----------
NET CHANGE IN NET ASSETS..........................    6,501,587    3,149,780    859,123     2,542,572     3,063,857     2,714,031
NET ASSETS -- BEGINNING OF PERIOD.................    4,008,903      859,123         --    34,356,749    31,292,892    28,578,861
                                                    -----------   ----------   --------   -----------   -----------   -----------
NET ASSETS -- END OF PERIOD.......................  $10,510,490   $4,008,903   $859,123   $36,899,321   $34,356,749   $31,292,892
                                                    ===========   ==========   ========   ===========   ===========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

         OPPENHEIMER         CYCLICAL     CYCLICAL GROWTH &            PIMCO              LEGG MASON
    CAPITAL APPRECIATION    GROWTH ETF       INCOME ETF       INFLATION PROTECTED BOND   VALUE EQUITY
         SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
    ---------------------   -----------   -----------------   ------------------------   ------------
      2006       2005(B)      2006(D)          2006(D)                2006(D)              2006(D)
    ---------   ---------   -----------   -----------------   ------------------------   ------------
    $   (443)   $    (66)     $   904          $   517                $   (304)          $   (35,516)
       2,535       1,634          230               57                   3,457               322,585
      16,452         276          663              261                    (646)              915,746
    --------    --------      -------          -------                --------           -----------
      18,544       1,844        1,797              835                   2,507             1,202,815
    --------    --------      -------          -------                --------           -----------
      46,379       7,461        2,223              416                   7,566             1,374,783
     157,892     145,351       88,638           38,659                 180,926            16,626,658
     (36,825)     (7,675)      (1,938)          (1,196)                (26,841)           (2,043,761)
          --          --           --               --                      --                (4,878)
    --------    --------      -------          -------                --------           -----------
     167,446     145,137       88,923           37,879                 161,651            15,952,802
    --------    --------      -------          -------                --------           -----------
     185,990     146,981       90,720           38,714                 164,158            17,155,617
     146,981          --           --               --                      --                    --
    --------    --------      -------          -------                --------           -----------
    $332,971    $146,981      $90,720          $38,714                $164,158           $17,155,617
    ========    ========      =======          =======                ========           ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

1. BUSINESS

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life insurance policies ("Policies"). NELICO is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account supports variable life insurance policies.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual separate account for financial reporting purposes. The Sub-Accounts invest in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund (collectively, the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The following Sub-Accounts were available for investment as of December 31, 2006:

Zenith Equity Sub-Account
BlackRock Bond Income Sub-Account
BlackRock Money Market Sub-Account
MFS Total Return Sub-Account
Harris Oakmark Focused Value Sub-Account
FI Value Leaders Sub-Account
Loomis Sayles Small Cap Sub-Account
Davis Venture Value Sub-Account
BlackRock Legacy Large Cap Growth Sub-Account
Western Asset Management U.S. Government
  Sub-Account
Western Asset Management Strategic Bond
  Opportunities Sub-Account
FI Mid Cap Opportunities Sub-Account
Jennison Growth Sub-Account
Russell 2000 Index Sub-Account
FI International Stock Sub-Account
BlackRock Strategic Value Sub-Account
MetLife Stock Index Sub-Account
Lehman Brothers Aggregate Bond Index Sub-Account
Morgan Stanley EAFE Index Sub-Account
MetLife Mid Cap Stock Index Sub-Account
Franklin Templeton Small Cap Growth Sub-Account
BlackRock Large Cap Sub-Account
BlackRock Large Cap Value Sub-Account
Neuberger Berman Mid Cap Value Sub-Account
Harris Oakmark Large Cap Value Sub-Account
T. Rowe Price Large Cap Growth Sub-Account
T. Rowe Price Small Cap Growth Sub-Account
Oppenheimer Global Equity Sub-Account
BlackRock Aggressive Growth Sub-Account
BlackRock Diversified Sub-Account
Metlife Conservative Allocation Sub-Account
Metlife Conservative to Moderate Allocation Sub-Account
Metlife Moderate Allocation Sub-Account
Metlife Moderate to Aggressive Allocation Sub-Account
Metlife Aggressive Allocation Sub-Account
FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity Equity-Income Sub-Account
Fidelity Overseas Sub-Account
T. Rowe Price Mid Cap Growth Sub-Account
PIMCO Total Return Sub-Account
RCM Global Technology Sub-Account
Lazard Mid Cap Sub-Account
Met/AIM Small Cap Growth Sub-Account
Harris Oakmark International Sub-Account
Legg Mason Aggressive Growth Sub-Account
Neuberger Berman Real Estate Sub-Account
MFS Research International Sub-Account
Lord Abbett Bond Debenture Sub-Account
Oppenheimer Capital Appreciation Sub-Account
Cyclical Growth ETF Sub-Account
Cyclical Growth and Income ETF Sub-Account
PIMCO Inflation Protected Bond Sub-Account
Legg Mason Value Equity Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. BUSINESS -- (CONTINUED)

The operations of the Sub-Accounts changed as follows during the years ended December 31, 2006, 2005 and 2004:

For the year ended December 31, 2006:
NAME CHANGES:

Old Name                                                   New Name
--------                                                   --------
Solomon Brothers U.S. Government Sub-Account               Western Asset Management U.S. Government Sub-Account
Solomon Brothers Strategic Bond Opportunities Sub-Account  Western Asset Management Strategic Bond Opportunities Sub-Account
Janus Aggressive Growth Sub-Account                        Legg Mason Aggressive Growth Sub-Account
BlackRock Investment Trust Sub-Account                     BlackRock Large Cap Sub-Account

MERGERS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
MFS Investors Trust Portfolio                              Legg Mason Value Equity Portfolio

ADDITIONS:
FI Large Cap Portfolio Sub-Account
American Funds VIS Bond Sub-Account
Cyclical Growth ETF Sub-Account
Cyclical Growth & Income ETF Sub-Account
PIMCO Inflation Protected Bond Sub-Account

For the year ended December 31, 2005:
NAME CHANGES:

Old Name                                                   New Name
--------                                                   --------
Met/AIM Mid Cap Core Equity Sub-Account                    Lazard Mid-Cap Sub-Account
Neuberger Berman Partners Mid Cap Value Sub-Account        Neuberger Berman Mid Cap Value Sub-Account
Scudder Global Equity Sub-Account                          Oppenheimer Global Equity Sub-Account
State Street Research Aggressive Growth Sub-Account        BlackRock Aggressive Growth Sub-Account
State Street Research Aurora Sub-Account                   BlackRock Strategic Value Sub-Account
State Street Research Bond Income Sub-Account              BlackRock Bond Income Sub-Account
State Street Research Diversified Income Sub-Account       BlackRock Diversified Sub-Account
State Street Research Investment Trust Sub-Account         BlackRock Investment Trust Sub-Account
State Street Research Large Cap Value Sub-Account          BlackRock Large Cap Value Sub-Account
State Street Research Large Cap Growth Sub-Account         BlackRock Legacy Large Cap Growth Sub-Account
State Street Research Money Market Sub-Account             BlackRock Money Market Sub-Account
PIMCO PEA Innovation Sub-Account                           RCM Global Technology Sub-Account

MERGERS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
Met/Putnam Voyager Portfolio                               Jennison Growth Portfolio

SUBSTITUTIONS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
Fidelity VIP High Income Portfolio                         Lord Abbett Bond Debenture Portfolio

For the year ended December 31, 2004:
NAME CHANGES:

Old Name                                                   New Name
--------                                                   --------
FI Structured Equity Sub-Account                           FI Value Leaders Sub-Account
PIMCO Innovation Sub-Account                               PIMCO PEA Innovation Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. BUSINESS -- (CONCLUDED)

MERGERS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
FI Mid Cap Opportunities Portfolio                         Janus Mid Cap Opportunities Portfolio
MFS Research Managers Portfolio                            MFS Investors Trust Portfolio
Balanced Portfolio                                         MFS Total Return Portfolio

SUBSTITUTIONS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
Alger Equity Growth Portfolio                              State Street Research Large Cap Growth Portfolio
Fidelity Asset Manager Portfolio                           MFS Total Return Portfolio

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation, which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

    The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the Policies.

    D. NET PREMIUMS

    NELICO deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, NELICO also deducts a Federal tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain Policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. USE OF ESTIMATES

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    F. RECLASSIFICATION

    In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Sub-Accounts or unit values of the contracts.

    Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

NELICO charges for the mortality and expense risks assumed. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual costs. If these deductions are insufficient to cover the cost of the mortality and expense risks assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some types of Policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. These charges result in the reduction of unit values. The table below presents the mortality and expense risk ratios as of December 31, 2006.

PRODUCT                                  DAILY EXPENSE RATE    ANNUAL EXPENSE RATE
---------------------------------------  ------------------    -------------------
Variable Universal Life 2000 Band 1        0.0006849%             0.25%
Variable Universal Life 2000 Band 2        0.0005479%             0.20%
Variable Survivorship Life                 0.0024658%             0.90%
Variable Survivorship Life Plus                0%                   0%
Variable Universal Life                    0.0020548%             0.75%
Zenith Executive Advantage 2000                0%                   0%
Zenith Executive Advantage Plus                0%                   0%
Zenith Flexible Life 2                     0.0016438%             0.60%
Zenith Flexible Life 2002                      0%                   0%
Zenith Life                                0.0009572%             0.35%
Zenith Life One                            0.0012329%             0.45%
Zenith Life Plus                           0.0016438%             0.60%
Zenith Life Plus II                        0.0016438%             0.60%
Zenith Survivorship II                     0.0020548%             0.75%
Zenith Whole Life                          0.0016438%             0.60%
American Gateway Series                    0.0024658%             0.90%

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2006 were as follows:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Zenith Equity Sub-Account...................................  $ 16,161,062    $ 97,929,826
BlackRock Bond Income Sub-Account...........................    16,248,634      15,939,197
BlackRock Money Market Sub-Account..........................    72,976,470      66,788,025
MFS Total Return Sub-Account................................    14,555,386      16,485,961
Harris Oakmark Focused Value Sub-Account....................    25,474,241      27,125,282
FI Value Leaders Sub-Account................................     7,554,680      10,924,839
Loomis Sayles Small Cap Sub-Account.........................    22,720,530      19,566,017
Davis Venture Value Sub-Account.............................    25,907,358      39,752,019
BlackRock Legacy Large Cap Growth Sub-Account...............    10,085,533      30,722,842
Western Asset Management U.S. Government Sub-Account........    22,202,311       5,085,763
Western Asset Management Strategic Bond Opportunities
  Sub-Account...............................................     6,063,125       1,673,716
MFS Investors Trust Sub-Account(a)..........................     1,906,252      18,318,490
FI Mid Cap Opportunities Sub-Account........................     2,645,512       5,219,820
Jennison Growth Sub-Account.................................     1,342,533       1,950,834
Russell 2000 Index Sub-Account..............................     5,327,158       5,688,506
FI International Stock Sub-Account..........................     4,020,667      10,083,243
BlackRock Strategic Value Sub-Account.......................    18,021,624      12,091,358
MetLife Stock Index Sub-Account.............................    22,852,677      27,187,425
Lehman Brothers Aggregate Bond Index Sub-Account............     5,270,743       5,028,146
Morgan Stanley EAFE Index Sub-Account.......................     3,866,434       2,451,203
MetLife Mid Cap Stock Index Sub-Account.....................     5,661,849       2,928,250
Franklin Templeton Small Cap Growth Sub-Account.............     1,704,177       1,424,889
BlackRock Large Cap Sub-Account.............................       323,895         365,023
BlackRock Large Cap Value Sub-Account.......................     3,786,175         934,989
Neuberger Berman Mid Cap Value Sub-Account..................    10,612,879       5,662,748
Harris Oakmark Large Cap Value Sub-Account..................     3,443,805       5,253,010
T. Rowe Price Large Cap Growth Sub-Account..................     2,207,912       3,269,614
T. Rowe Price Small Cap Growth Sub-Account..................     2,770,297         955,520
Oppenheimer Global Equity Sub-Account.......................     3,177,418         920,882
BlackRock Aggressive Growth Sub-Account.....................       796,137         358,047
BlackRock Diversified Sub-Account...........................       858,858         749,329
MetLife Conservative Allocation Sub-Account.................       583,052         131,202
MetLife Conservative to Moderate Allocation Sub-Account.....     1,620,725         204,634
MetLife Moderate Allocation Sub-Account.....................    13,486,441       1,410,725
MetLife Moderate to Aggressive Allocation Sub-Account.......    19,549,991       1,983,217
MetLife Aggressive Allocation Sub-Account...................     3,157,799         418,873
FI Large Cap Sub-Account(b).................................        31,485              24
American Funds Growth Sub-Account...........................    27,853,723      16,747,563
American Funds Growth-Income Sub-Account....................    20,288,253      12,366,347
American Funds Global Small Capitalization Sub-Account......    15,272,085       5,160,417
American Funds Bond Sub-Account(b)..........................     3,089,511           6,306
Fidelity Equity-Income Sub-Account..........................    31,662,872      21,563,140
Fidelity Overseas Sub-Account...............................     8,152,018      18,624,437
T. Rowe Price Mid-Cap Growth Sub-Account....................     5,911,806       2,286,153
PIMCO Total Return Sub-Account..............................    19,833,561      16,370,716
RCM Global Technology Sub-Account...........................     1,294,144       1,353,045
Lazard Mid-Cap Sub-Account..................................     1,976,195       1,313,611
Met/AIM Small Cap Growth Sub-Account........................     1,962,920       1,113,201
Harris Oakmark International Sub-Account....................    18,147,900       3,102,840
Legg Mason Aggressive Growth Sub-Account....................     1,180,748       1,389,066
Neuberger Berman Real Estate Sub-Account....................    13,173,004       3,457,647
MFS Research International Sub-Account......................     9,450,225       3,875,513
Lord Abbett Bond Debenture Sub-Account......................     7,259,006       5,469,901
Oppenheimer Capital Appreciation Sub-Account................       195,650          17,937
Cyclical Growth ETF Sub-Account(b)..........................        91,350             507
Cyclical Growth and Income ETF Sub-Account(b)...............        39,595           1,059
PIMCO Inflation Protected Bond Sub-Account(b)...............       251,099          86,066
Legg Mason Value Equity Sub-Account(b)......................    18,403,937       2,004,054
                                                              ------------    ------------
  Total.....................................................  $584,465,427    $563,293,014
                                                              ============    ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.


                                                              ZENITH            BLACKROCK         BLACKROCK          MFS TOTAL
                                                              EQUITY           BOND INCOME       MONEY MARKET         RETURN
                                                            SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                         -----------------    --------------    --------------    ---------------
2006
Net Assets...........................................    $     734,057,930    $  135,026,897    $  98,569,401     $   135,222,422
Investment Income Ratio to Average Net Assets(1).....                 0.53%             5.70%            4.66%               3.59%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................        7.31% to 8.28%    3.48% to 4.41%   3.88% to 4.81%    11.21% to 12.21%
2005
Net Assets...........................................    $     760,537,208    $  136,600,474    $  92,247,000     $   129,599,852
Investment Income Ratio to Average Net Assets(1).....                 0.90%             4.03%            2.73%               1.78%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................       9.17% to 10.15%    1.50% to 2.41%   1.97% to 2.89%      2.20% to 3.12%
2004
Net Assets...........................................    $     768,360,185    $  142,656,258    $  91,102,430     $   131,220,506
Investment Income Ratio to Average Net Assets(1).....                 0.45%             4.05%            0.94%               2.34%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................      10.00% to 11.00%    3.49% to 4.43%   0.08% to 0.99%    10.25% to 11.25%
2003
Net Assets...........................................    $     756,136,082    $  144,581,086    $ 104,081,007     $    83,494,581
Investment Income Ratio to Average Net Assets(1).....                 0.26%             3.23%            0.79%               1.36%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................      30.27% to 31.45%    4.90% to 5.85%   -0.10% to 0.81%   15.95% to 17.00%
2002
Net Assets...........................................    $     622,855,031    $  137,282,820    $ 112,701,218     $    68,206,350
Investment Income Ratio to Average Net Assets(1).....                 0.36%             4.74%            1.34%               3.36%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................    -22.63% to -21.93%    7.48% to 8.45%    .51% to 1.42%    -6.23% to -5.38%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006


                                                                                  BLACKROCK LEGACY     WESTERN ASSET
    HARRIS OAKMARK        FI VALUE          LOOMIS SAYLES       DAVIS VENTURE         LARGE CAP         MANAGEMENT
     FOCUSED VALUE         LEADERS            SMALL CAP             VALUE              GROWTH         U.S. GOVERNMENT
      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    ---------------   -----------------   -----------------   -----------------   -----------------   ---------------
    $  193,589,963    $      86,759,521   $     171,548,147   $     391,428,706   $    210,532,191    $   23,111,882
              0.31%                1.12%               0.00%               0.83%              0.12%             1.96%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
    11.45% to 12.45%    10.93% to 11.93%    15.64% to 16.68%    13.56% to 14.58%     3.20% to 4.13%    3.23% to 4.16%
    $  191,375,939    $      83,598,030   $     157,114,039   $     357,153,939   $    222,568,551    $    5,988,976
              0.04%                1.13%               0.00%               0.69%              0.41%             1.41%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     9.00% to 9.98%      9.71% to 10.69%       6.00 to 6.96%     9.31% to 10.30%     6.05% to 7.00%    0.81% to 1.72%
    $  182,473,887    $      80,689,137   $     157,718,819   $     335,586,136   $    228,840,525    $    1,515,940
              0.04%                1.25%               0.00%               0.58%              0.00%             0.86%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     8.51% to 9.93%     12.71% to 13.73%    15.31% to 16.35%    11.36% to 12.37%     7.84% to 8.81%    2.08% to 3.01%
    $  165,660,062    $      76,081,031   $     143,154,523   $     302,685,265   $    225,355,598    $    1,028,922
              0.14%                0.72%               0.00%               0.36%              0.06%             0.75%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%             0.00%
    31.47% to 32.66%    25.78% to 26.92%    35.24% to 36.47%    29.70% to 30.87%   33.94% to 35.15%            1.68%
    $  117,335,065    $      64,281,366   $     107,869,661   $     229,190,785   $    175,111,354    $    1,274,788
              0.21%                0.91%               0.11%               0.90%              0.00%             2.59%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%             0.00%
    -9.65% to -8.84%  -20.18% to -19.46%  -22.26% to -21.56%  -17.12% to -16.37%  -33.77% to -33.17%            7.94%

      WESTERN ASSET
       MANAGEMENT
     STRATEGIC BOND
      OPPORTUNITIES
       SUB-ACCOUNT
     ---------------
     $    13,995,776
                5.01%
       0.00% to 0.90%
       4.12% to 5.06%
     $     9,512,958
                2.35%
       0.00% to 0.90%
       1.91% to 2.83%
     $     3,884,941
                1.79%
       0.00% to 0.90%
       5.65% to 6.61%
     $     1,638,004
                2.09%
                0.00%
               12.62%
     $     1,224,029
                7.06%
                0.00%
                9.61%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                                      MFS INVESTORS        FI MID CAP           JENNISON          RUSSELL 2000
                                                          TRUST           OPPORTUNITIES          GROWTH               INDEX
                                                     SUB-ACCOUNT(A)        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                    -----------------   -----------------   -----------------   -----------------
2006
Net Assets........................................  $              --   $      33,000,999   $       7,744,244   $      27,456,436
Investment Income Ratio to Average Net
 Assets(1)........................................               3.37%               0.01%               0.00%               0.86%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............      2.57% to 2.87%    10.85% to 11.85%      1.84% to 2.76%    16.91% to 17.96%
2005
Net Assets........................................  $      16,815,350   $      31,907,921   $       8,101,181   $      24,753,651
Investment Income Ratio to Average Net
 Assets(1)........................................               0.46%               0.00%               0.00%               0.78%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............      6.31% to 7.27%      5.96% to 6.92%    20.77% to 21.49%      3.57% to 4.50%
2004
Net Assets........................................  $      17,763,666   $      33,474,401   $              --   $      21,567,654
Investment Income Ratio to Average Net
 Assets(1)........................................               0.27%               0.52%                 --                0.45%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%                 --       0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............    10.37% to 11.37%    16.14% to 17.19%                 --     16.71% to 17.77%
2003
Net Assets........................................  $       5,441,323   $      28,559,896   $              --   $      13,781,579
Investment Income Ratio to Average Net
 Assets(1)........................................               0.31%               0.00%                 --                0.59%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%                 --       0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............    20.76% to 21.85%    33.38% to 34.58%                 --     44.76% to 46.07%
2002
Net Assets........................................  $       4,290,981   $      21,829,984   $              --   $       7,181,453
Investment Income Ratio to Average Net
 Assets(1)........................................               0.45%               0.00%                 --                0.57%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%                 --       0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............  -20.93% to -20.21%  -29.63% to -28.99%                 --   -21.18% to -20.46%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006

    FI INTERNATIONAL        BLACKROCK         METLIFE STOCK       LEHMAN BROTHERS       MORGAN STANLEY      METLIFE MID CAP
          STOCK          STRATEGIC VALUE          INDEX         AGGREGATE BOND INDEX      EAFE INDEX          STOCK INDEX
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
    -----------------   -----------------   -----------------   --------------------   -----------------   -----------------
    $      49,321,383   $      73,818,143   $     229,081,898      $   29,998,745      $      18,004,926   $      17,068,454
                 1.49%               0.31%               2.00%               4.36%                  1.70%               1.22%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      15.45% to 16.49%    15.69% to 16.73%    14.43% to 15.46%      3.19% to 4.12%       24.60% to 25.72%     9.11% to 10.10%
    $      48,315,947   $      70,237,347   $     213,385,168      $   29,833,679      $      13,270,424   $      14,077,266
                 0.63%               0.00%               1.60%               3.98%                  1.55%               0.74%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      16.95% to 18.00%      3.22% to 4.15%      3.70% to 4.64%      1.15% to 2.06%       12.23% to 13.24%    11.27% to 12.27%
    $      40,124,885   $      73,418,898   $     215,225,966      $   28,363,978      $       9,807,460   $      10,738,248
                 1.28%               0.00%               0.85%               3.15%                  0.68%               0.47%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      17.13% to 18.19%    11.97% to 14.31%     9.54% to 10.53%      3.16% to 4.10%       18.57% to 19.64%    15.00% to 16.05%
    $      35,668,554   $      57,204,349   $     200,963,908      $   25,940,210      $       4,822,619   $       6,317,800
                 0.68%               0.00%               1.69%               6.15%                  1.26%               0.45%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      26.90% to 28.04%    48.79% to 50.14%    27.05% to 28.20%      2.70% to 3.63%       36.40% to 37.64%    33.76% to 34.96%
    $      25,459,765   $      30,801,446   $     158,369,412      $   21,334,948      $       1,740,509   $       3,391,204
                 0.86%               0.07%               0.86%               2.19%                  0.34%               0.34%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
    -18.23% to -17.49%  -22.02% to -21.32%  -23.02% to -22.33%     9.25% to 10.23%     -17.38% to -16.63%  -15.67% to -14.91%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                              FRANKLIN TEMPLETON         BLACKROCK             BLACKROCK         NEUBERGER BERMAN
                                               SMALL CAP GROWTH          LARGE CAP          LARGE CAP VALUE       MID CAP VALUE
                                                 SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                              ------------------     -----------------     -----------------     ----------------
2006
Net Assets...............................     $       7,303,723      $       1,777,006     $       8,839,326     $    38,343,907
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  1.31%                 1.20%               0.50%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....        9.03% to 10.01%       13.09% to 14.11%      18.26% to 19.32%    10.46% to 11.45%
2005
Net Assets...............................     $       6,719,469      $       1,613,324     $       5,225,941     $    32,943,567
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.97%                 0.94%               0.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....         3.72% to 4.65%         2.66% to 3.59%        5.04% to 5.98%    11.26% to 12.27%
2004
Net Assets...............................     $       5,395,016      $       1,480,369     $       3,753,609     $    18,749,429
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 0.00%               0.23%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       10.41% to 11.41%        9.86% to 10.85%      12.38% to 13.40%    21.80% to 22.91%
2003
Net Assets...............................     $       3,347,608      $         911,927     $       2,167,116     $     9,582,471
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 1.39%               0.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       43.63% to 44.93%       29.07% to 30.24%      34.46% to 35.68%    35.29% to 36.52%
2002
Net Assets...............................     $       1,307,489      $         321,935     $         440,326     $     3,904,165
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.34%                 0.91%               0.03%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....     -28.46% to -27.82%     -26.80% to -26.13%    -20.44% to -19.96%    -10.44% to -9.63%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006

     HARRIS OAKMARK       T. ROWE PRICE       T. ROWE PRICE        OPPENHEIMER          BLACKROCK          BLACKROCK
     LARGE CAP VALUE    LARGE CAP GROWTH    SMALL CAP GROWTH      GLOBAL EQUITY     AGGRESSIVE GROWTH     DIVERSIFIED
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    -----------------   -----------------   -----------------   -----------------   -----------------   ---------------
    $      13,615,792   $      5,704,830    $      4,128,650    $       5,131,307   $      1,262,834    $     3,414,636
                 0.80%              0.42%               0.00%                2.33%              0.00%              2.35%
        0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%
      17.06% to 18.11%   12.23% to 13.24%      2.97% to 3.90%     15.55% to 16.59%     5.77% to 6.73%    9.54% to 10.53%
    $      13,328,806   $      6,065,326    $      2,248,854    $       2,435,641   $        778,161    $     3,082,467
                 0.73%              0.67%               0.00%                0.37%              0.00%              1.19%
        0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%
      -2.26% to -1.38%     5.64% to 6.59%    10.01% to 11.01%     15.18% to 16.22%    9.71% to 10.70%     2.13% to 3.05%
    $       9,516,425   $        766,546    $        516,111    $         131,591   $        530,121    $       852,291
                 0.47%              0.00%               0.00%                0.00%              0.00%              0.00%
        0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%
      10.42% to 11.42%     8.94% to 9.93%    10.09% to 11.08%     15.37% to 16.42%   12.28% to 12.98%     7.53% to 8.72%
    $       5,609,527   $             --    $             --    $              --   $             --    $            --
                 0.00%                --                  --                   --                 --                 --
        0.00% to 0.90%                --                  --                   --                 --                 --
      24.37% to 25.49%                --                  --                   --                 --                 --
    $       1,416,636   $             --    $             --    $              --   $             --    $            --
                 0.24%                --                  --                   --                 --                 --
        0.00% to 0.90%                --                  --                   --                 --                 --
    -17.58% to -17.08%                --                  --                   --                 --                 --

     METLIFE CONSERVATIVE
          ALLOCATION
         SUB-ACCOUNT
     --------------------
        $     961,858
                 2.62%
        0.00% to 0.90%
        6.30% to 7.25%
        $     494,420
                 0.67%
        0.00% to 0.90%
        3.50% to 4.13%
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                   METLIFE CONSERVATIVE      METLIFE MODERATE         METLIFE MODERATE         METLIFE AGGRESSIVE
                                  TO MODERATE ALLOCATION        ALLOCATION        TO AGGRESSIVE ALLOCATION         ALLOCATION
                                       SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                  ----------------------     ----------------     ------------------------     ------------------
2006
Net Assets...................         $   1,654,340          $    16,573,938          $    21,764,488           $     3,293,718
Investment Income Ratio to
 Average Net Assets(1).......                  1.51%                    1.85%                    0.94%                     0.72%
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............         0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%            0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)...............         8.79% to 9.77%         11.18% to 12.18%         13.53% to 14.55%          15.03% to 16.07%
2005
Net Assets...................         $     230,607          $     3,737,916          $     2,818,965           $       405,330
Investment Income Ratio to
 Average Net Assets(1).......                  0.80%                    0.81%                    0.77%                     0.75%
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............         0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%            0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)...............         5.79% to 6.43%           8.00% to 8.66%         10.27% to 10.94%          12.04% to 12.72%
2004
Net Assets...................         $          --          $            --          $            --           $            --
Investment Income Ratio to
 Average Net Assets(1).......                    --                       --                       --                        --
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............                    --                       --                       --                        --
Total Return, Lowest to
 Highest(3)(4)...............                    --                       --                       --                        --
2003
Net Assets...................         $          --          $            --          $            --           $            --
Investment Income Ratio to
 Average Net Assets(1).......                    --                       --                       --                        --
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............                    --                       --                       --                        --
Total Return, Lowest to
 Highest(3)(4)...............                    --                       --                       --                        --
2002
Net Assets...................         $          --          $            --          $            --           $            --
Investment Income Ratio to
 Average Net Assets(1).......                    --                       --                       --                        --
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............                    --                       --                       --                        --
Total Return, Lowest to
 Highest(3)(4)...............                    --                       --                       --                        --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

          FI          AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS     AMERICAN FUNDS     FIDELITY VIP
      LARGE CAP           GROWTH          GROWTH & INCOME    GLOBAL SMALL CAP         BOND          EQUITY INCOME
    SUB-ACCOUNT(B)      SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT(B)      SUB-ACCOUNT
    --------------   -----------------   -----------------   -----------------   --------------   -----------------
    $      32,272    $     211,963,175   $    121,735,797    $      66,602,309   $   3,132,932    $     175,481,284
             0.00%                0.81%              1.60%                0.46%           0.57%                3.32%
    0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%       0.00% to 0.90%
    1.62% to 2.23%      9.23% to 10.22%   14.17% to 15.20%     22.95% to 24.05%  5.32% to 5.95%     19.12% to 20.19%
    $          --    $     184,342,864   $    102,332,076    $      47,588,867   $          --    $     160,020,101
               --                 0.72%              1.39%                0.92%             --                 1.60%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --      15.15% to 16.19%     4.89% to 5.83%     24.23% to 25.35%             --        4.92% to 5.87%
    $          --    $     137,620,317   $     85,683,703    $      28,038,825   $          --    $     165,066,633
               --                 0.19%              0.96%                0.00%             --                 1.51%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --      11.49% to 12.50%    9.38% to 10.37%     19.80% to 20.88%             --      10.53% to 11.53%
    $          --    $      98,204,163   $     60,261,397    $      16,170,489   $          --    $     157,938,372
               --                 0.13%              1.18%                0.52%             --                 1.72%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --      35.58% to 36.81%   31.24% to 32.43%     52.15% to 53.53%             --      29.16% to 30.33%
    $          --    $      43,607,047   $     30,230,922    $       6,653,934   $          --    $     128,013,740
               --                 0.04%              1.36%                0.89%             --                 1.81%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --    -25.13% to -24.45%  -19.08% to -18.34%  -19.78% to -19.05%             --    -17.69% to -16.95%

       FIDELITY VIP        T. ROWE PRICE
         OVERSEAS         MID CAP GROWTH
        SUB-ACCOUNT         SUB-ACCOUNT
     -----------------   -----------------
     $     148,385,879   $      21,555,907
                  0.87%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       17.02% to 18.08%      5.61% to 6.56%
     $     137,138,211   $      17,311,727
                  0.62%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       17.98% to 19.05%    13.84% to 14.87%
     $     127,743,985   $       9,869,525
                  1.12%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       12.61% to 13.64%    17.09% to 18.15%
     $     120,188,250   $       5,166,306
                  0.77%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       42.09% to 43.37%    35.90% to 37.12%
     $      85,622,356   $       1,594,060
                  0.81%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
     -20.99% to -20.28%  -44.50% to -43.99%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

5. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                        PIMCO          RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK
                                    TOTAL RETURN       TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
                                     SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                    -------------   -----------------   -----------------   -----------------   -----------------
2006
Net Assets........................  $  46,125,778   $       3,796,537   $       6,762,364   $      4,548,438    $      49,487,138
Investment Income Ratio to Average
 Net Assets(1)....................           2.55%               0.00%               0.53%              0.00%                2.51%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  3.87% to 4.80%      4.54% to 5.48%    13.85% to 14.87%   12.89% to 13.91%     28.05% to 29.20%
2005
Net Assets........................  $  41,507,727   $       3,690,264   $       6,002,785   $      3,699,893    $      28,085,269
Investment Income Ratio to Average
 Net Assets(1)....................           0.06%               0.00%               0.39%              0.00%                0.15%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  1.55% to 2.46%    10.36% to 11.35%      7.43% to 8.40%     7.62% to 8.59%     13.46% to 14.48%
2004
Net Assets........................  $  33,796,643   $       6,271,717   $       4,879,178   $      3,868,487    $      13,616,073
Investment Income Ratio to Average
 Net Assets(1)....................           7.43%               0.05%               0.00%              0.00%                0.04%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  4.30% to 5.25%    -5.14% to -4.28%    13.57% to 14.60%     5.77% to 6.73%     19.72% to 20.80%
2003
Net Assets........................  $  24,279,961   $       4,294,955   $       2,523,380   $      3,568,720    $       5,222,560
Investment Income Ratio to Average
 Net Assets(1)....................           1.53%               0.00%               0.12%              0.00%                1.73%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  3.58% to 4.52%    56.43% to 57.84%    25.29% to 26.42%   37.83% to 39.08%     34.16% to 35.37%
2002
Net Assets........................  $  11,545,800   $         295,741   $         702,850   $      1,130,327    $          30,271
Investment Income Ratio to Average
 Net Assets(1)....................           0.00%               0.00%               0.10%              0.00%                0.30%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  6.44% to 7.08%  -51.01% to -50.57%  -14.70% to -14.18%  -24.11% to -23.65%  -15.77% to -15.64%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006

       LEGG MASON                                MFS                            OPPENHEIMER                         CYCLICAL
       AGGRESSIVE       NEUBERGER BERMAN      RESEARCH         LORD ABBETT        CAPITAL         CYCLICAL          GROWTH &
         GROWTH           REAL ESTATE       INTERNATIONAL    BOND DEBENTURE    APPRECIATION      GROWTH ETF        INCOME ETF
       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT(B)    SUB-ACCOUNT(B)
    -----------------   ----------------   ---------------   ---------------   -------------   ---------------   ---------------
    $       2,888,496   $    24,808,259    $    10,510,490   $    36,899,321   $     332,971   $        90,720   $        38,714
                 0.00%             1.05%              1.49%             6.78%           0.28%             6.20%             8.25%
        0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%  0.00% to 0.90%    0.00% to 0.90%    0.00% to 0.90%
      -2.48% to -1.60%  36.67% to 37.90%   25.78% to 26.91%    8.38% to 9.35%  6.85% to 7.81%    7.06% to 7.70%    6.68% to 7.31%
    $       3,341,457   $    10,704,430    $     4,008,903   $    34,356,749   $     146,981   $            --   $            --
                 0.00%             0.00%              0.86%             4.73%           0.14%               --                --
        0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%  0.00% to 0.90%               --                --
      12.83% to 13.84%  12.59% to 13.61%   15.73% to 16.77%    0.90% to 1.81%  3.93% to 4.87%               --                --
    $       2,340,501   $     3,299,369    $       859,123   $    31,292,892   $          --   $            --   $            --
                 0.00%             3.44%              0.00%             6.47%             --                --                --
        0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%             --                --                --
        7.84% to 8.82%  28.96% to 29.74%   18.65% to 19.72%    7.46% to 9.59%             --                --                --
    $       2,049,192   $            --    $            --   $    28,578,861   $          --   $            --   $            --
                 0.00%               --                 --              6.34%             --                --                --
        0.00% to 0.90%               --                 --     0.00% to 0.90%             --                --                --
      28.76% to 29.93%               --                 --   26.13% to 27.26%             --                --                --
    $       1,354,272   $            --    $            --   $    18,661,123   $          --   $            --   $            --
                 0.00%               --                 --              9.34%             --                --                --
        0.00% to 0.90%               --                 --     0.00% to 0.90%             --                --                --
    -31.19% to -30.56%               --                 --     2.52% to 3.54%             --                --                --


     PIMCO INFLATION     LEGG MASON
     PROTECTED BOND     VALUE EQUITY
     SUB-ACCOUNT(B)    SUB-ACCOUNT(B)
     ---------------   ---------------
     $      164,158    $    17,155,617
               0.00%              0.21%
      0.00% to 0.90%     0.00% to 0.90%
     -0.42% to 0.46%     7.71% to 8.35%
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Survivorship Life 2002 Prospectus dated April 30, 2007. This Variable Life Insurance Policy is offered by New England Life Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE 2002

                                   SUPPLEMENT
                              DATED APRIL 30, 2007
                                       TO
                        PROSPECTUS DATED APRIL 30, 2007

This supplement is prepared for Owners of ZENITH SURVIVORSHIP LIFE 2002 Policies issued prior to May 1, 2004. It describes a difference between your Policy and the Policy as described in the current Zenith Survivorship Life 2002 prospectus.

If you add the Survivorship Level Term Insurance Rider to your Policy, you can choose to have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option ("Inside Term"). If you choose not to do this, then the face amount of the rider will simply be added to the Policy proceeds ("Outside Term"). The Survivorship Level Term Insurance Rider described in the current Zenith Survivorship Life 2002 prospectus is only available as Outside Term.

Inside Term may provide greater potential for the cash value to grow relative to the death benefit. Outside Term may provide greater potential for a higher death benefit relative to the cash value; also, you may be able to convert Outside Term (but not Inside Term) coverage to permanent insurance. If you choose Outside Term, any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with Inside Term. These increases lead to a higher death benefit and higher cost of insurance charges. With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability. For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as Outside Term.

If you chose the Guaranteed Death Benefit Rider at issue, a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider as Outside Term, or a change under the rider from Inside Term to Outside Term, will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the Guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider, and at age 100 of the younger insured.

If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under the Inside Term rider since both current and guaranteed charges for the Survivorship Level Term Insurance Rider are lower than those of the base Policy. Outside

VL-213-07

Term can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the Outside Term rider, the cost of insurance for the Outside Term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of Outside Term coverage can become expensive relative to the base Policy cost, particularly at higher attained ages.

For both Inside and Outside Term, the same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.

For more information about term riders, see "Additional Benefits by Rider" in the Prospectus.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE 2002

                                   SUPPLEMENT
                              DATED APRIL 30, 2007
                                       TO
                        PROSPECTUS DATED APRIL 30, 2007

This supplement is prepared for Owners of ZENITH SURVIVORSHIP LIFE PLUS Policies. It describes certain differences between your Policy and the Policy as described in the current Zenith Survivorship Life 2002 prospectus.

1. The current Zenith Survivorship Life 2002 prospectus states that the sales charge in Policy years 2 through 10 is reduced from 11.5% to 9% if the initial face amount of the Policy, including the face amount of the Survivorship Level Term Insurance Rider, is at least $1,000,000. Under your Policy the sales charge in Policy years 2 through 10 is reduced from 11.5% to 9% if the base Policy face amount is at least $1,000,000.

2. The current Policy fee described in the current Zenith Survivorship Life 2002 prospectus is $12.50 per month in the first three Policy years and $5.50 per month thereafter. The current Policy fee under your Policy is $10.50 per month in the first three Policy years and $3.50 per month thereafter.

3. The current Zenith Survivorship Life 2002 prospectus states that the current Administrative Charge is $.08 per $1,000 of total Policy face amount in the first three Policy years and $.06 per $1,000 of base Policy face amount thereafter ($.035 per month in Policy year four and after if the total initial face amount is $1,000,000 or more). There is no extra Administrative Charge for insureds in an underwriting class below standard.

Under your Policy, the current basic Administrative Charge (that is, the charge that applies if both insureds are in a standard or better underwriting class) is $.07 per $1,000 of total Policy face amount (that is, base Policy plus Survivorship Level Term Insurance Rider) per month in the first three Policy years and $.05 per $1,000 of total Policy face amount per month thereafter ($.025 per month in Policy year four and after if the base Policy face amount is $1,000,000 or more). If either insured is in an underwriting class below standard, there is an extra charge of $.02 per $1,000 of total Policy face amount per month that applies on both a current and guaranteed basis. If only one of the insureds is in a class below standard, the extra charge applies in Policy years four through six, and if both insureds are in a class below standard, the extra charge applies in Policy years four through nine. Although we currently intend to apply the basic Administrative Charge to no more than $4,000,000 of total Policy face amount after the first Policy year, we will impose the extra charge on the total Policy face amount during the applicable period if one or both of the insureds are in an underwriting class below standard.

4. The current Zenith Survivorship Life 2002 prospectus provides that the smoker and nonsmoker aggregate underwriting classes are available for total Policy face amounts (base Policy plus Survivorship Level Term Insurance Rider) of up to $200,000, and the smoker preferred, nonsmoker preferred and nonsmoker standard classes are available for total face amounts of $200,000 or more. Under your Policy, the nonsmoker aggregate underwriting class was available for base Policy face amounts of up to $500,000, and the nonsmoker preferred and nonsmoker standard underwriting classes were available for base Policy face amounts of $500,000 or more. The smoker preferred and smoker aggregate underwriting classes are not available under your Policy.
VL-196-07

5. The Minimum Premium Guarantee period described in the current Zenith Survivorship Life 2002 prospectus is five years. The Minimum Premium Guarantee period under your Policy is three years.

6. If you add the Survivorship Level Term Insurance Rider to your Policy, you can choose to have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option ("Inside Term"). If you choose not to do this, then the face amount of the rider will simply be added to the Policy proceeds ("Outside Term"). The Survivorship Level Term Insurance Rider described in the current Zenith Survivorship Life 2002 prospectus is only available as Outside Term.

Inside Term may provide greater potential for the cash value to grow relative to the death benefit. Outside Term may provide greater potential for a higher death benefit relative to the cash value; also, you may be able to convert Outside Term (but not Inside Term) coverage to permanent insurance. If you choose Outside Term, any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with Inside Term. These increases lead to a higher death benefit and higher cost of insurance charges. With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability. For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as Outside Term.

If you chose the Guaranteed Death Benefit Rider at issue, a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider as Outside Term, or a change under the rider from Inside Term to Outside Term, will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the Guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider, and at age 100 of the younger insured.

If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under the Inside Term rider since both current and guaranteed charges for the Survivorship Level Term Insurance Rider are lower than those of the base Policy. Outside Term can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the Outside Term rider, the cost of insurance for the Outside Term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of Outside Term coverage can become expensive relative to the base Policy cost, particularly at higher attained ages.

For both Inside and Outside Term, the same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.

For more information about term riders, see "Additional Benefits by Rider" in the Prospectus.

                         ZENITH SURVIVORSHIP LIFE 2002

                          FLEXIBLE PREMIUM ADJUSTABLE
                 VARIABLE SURVIVORSHIP LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

                                 APRIL 30, 2007

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 2007 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 501 Boylston Street, Boston, Massachusetts 02116.

VL-202-07

                                      SAI-1

                               TABLE OF CONTENTS

                                                               PAGE
                                                              ------
GENERAL INFORMATION AND HISTORY.............................   SAI-3
  The Company...............................................   SAI-3
  The Variable Account......................................   SAI-3
DISTRIBUTION OF THE POLICIES................................   SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................   SAI-4
  Dollar Cost Averaging.....................................   SAI-4
  Asset Rebalancing.........................................   SAI-4
  Payment of Proceeds.......................................   SAI-5
  Payment Options...........................................   SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................   SAI-6
  Group or Sponsored Arrangements...........................   SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................   SAI-6
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   SAI-6
MISSTATEMENT OF AGE OR SEX..................................   SAI-6
REPORTS.....................................................   SAI-7
PERSONALIZED ILLUSTRATIONS..................................   SAI-7
PERFORMANCE DATA............................................   SAI-7
INVESTMENT ADVICE...........................................   SAI-7
TAX CONSIDERATIONS..........................................  SAI-10
REGISTRATION STATEMENT......................................  SAI-10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............  SAI-10
EXPERTS.....................................................  SAI-10
FINANCIAL STATEMENTS........................................     F-1

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is located at 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.

     MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2005, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

                                      SAI-3

     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:

                                         AGGREGATE AMOUNT OF            AGGREGATE AMOUNT OF COMMISSIONS RETAINED
FISCAL YEAR                        COMMISSIONS PAID TO DISTRIBUTOR   BY DISTRIBUTOR AFTER PAYMENTS TO SELLING FIRMS
-----------                        -------------------------------   ----------------------------------------------
2006............................             $37,283,298                                   $0
2005............................             $37,920,772                                   $0
2004............................             $43,288,133                                   $0

     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     We may offer an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

     We may offer an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve

                                      SAI-4
the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

     Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

     We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the second insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

     (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

     (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.

                                      SAI-5

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

     You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates either insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

                                      SAI-6

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insureds' characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insureds, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, mortality and expense risk, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date of the corresponding Sub-Account.

                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a

                                      SAI-7
new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

     The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management,

                                      SAI-8

Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, when Legg Mason Capital Management, Inc. became the sub-adviser to the Portfolio which then became known as the Legg Mason Partners Aggressive Growth Portfolio.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large-Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios.

     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid-Cap Portfolio (formerly, the Met/

                                      SAI-9

AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser.

                               TAX CONSIDERATIONS

     If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, the Variable Account investing in the Eligible Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The consolidated financial statements of New England Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other postretirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                                    EXPERTS

     Paul L. LeClair, FSA, MAAA, Vice President of NELICO has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.

                                      SAI-10

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005
                                    AND 2004
                                       AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively. In addition, the Company reclassified mandatorily redeemable preferred stock from equity to liabilities as required by new accounting guidance which was adopted as of January 1, 2004.

/s/ DELOITTE & TOUCHE LLP
    Certified Public Accountants
    Tampa, Florida
    April 16, 2007

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                  2006      2005
                                                                -------   -------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $880 and $796,
     respectively)............................................  $   886   $   807
  Equity securities available-for-sale, at estimated fair
     value (cost: $7 and $0, respectively)....................        7        --
  Mortgage loans on real estate...............................        2         9
  Policy loans................................................      357       327
  Other limited partnership interests.........................       18        17
  Short-term investments......................................      141        52
                                                                -------   -------
          Total investments...................................    1,411     1,212
Cash..........................................................       12         6
Accrued investment income.....................................       21        20
Premiums and other receivables................................      286       259
Deferred policy acquisition costs.............................    1,310     1,288
Other assets..................................................       58        87
Separate account assets.......................................   10,490     9,448
                                                                -------   -------
          Total assets........................................  $13,588   $12,320
                                                                =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $   541   $   487
  Policyholder account balances...............................      922       911
  Other policyholder funds....................................      400       383
  Policyholder dividends payable..............................        4         3
  Current income tax payable..................................        3         2
  Deferred income tax liability...............................       59        50
  Other liabilities...........................................      215       167
  Separate account liabilities................................   10,490     9,448
                                                                -------   -------
          Total liabilities...................................   12,634    11,451
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding............        3         3
Additional paid-in capital....................................      458       458
Retained earnings.............................................      503       405
Accumulated other comprehensive income (loss).................      (10)        3
                                                                -------   -------
          Total stockholder's equity..........................      954       869
                                                                -------   -------
          Total liabilities and stockholder's equity..........  $13,588   $12,320
                                                                =======   =======




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)



                                                               2006   2005   2004
                                                               ----   ----   ----


REVENUES
Premiums.....................................................  $ 96   $106   $ 77
Universal life and investment-type product policy fees.......   521    481    468
Net investment income........................................    71     66     55
Other revenues...............................................    92     88     89
Net investment gains (losses)................................    (4)    (4)    15
                                                               ----   ----   ----
          Total revenues.....................................   776    737    704
                                                               ----   ----   ----
EXPENSES
Policyholder benefits and claims.............................   142    153    130
Interest credited to policyholder account balances...........    34     32     34
Policyholder dividends.......................................     7      6      6
Other expenses...............................................   486    461    473
                                                               ----   ----   ----
          Total expenses.....................................   669    652    643
                                                               ----   ----   ----
Income before provision for income tax.......................   107     85     61
Provision for income tax.....................................     9     29     19
                                                               ----   ----   ----
Income before cumulative effect of a change in accounting,
  net of income tax..........................................    98     56     42
Cumulative effect of a change in accounting, net of income
  tax........................................................    --     --      8
                                                               ----   ----   ----
Net income...................................................  $ 98   $ 56   $ 50
                                                               ====   ====   ====




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)



                                                                         ACCUMULATED OTHER
                                                                        COMPREHENSIVE INCOME
                                                                               (LOSS)
                                                                      -----------------------
                                                                          NET
                                                                      UNREALIZED     DEFINED
                                              ADDITIONAL              INVESTMENT     BENEFIT
                                     COMMON     PAID-IN    RETAINED      GAINS        PLAN
                                      STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENT   TOTAL
                                     ------   ----------   --------   ----------   ----------   -----


Balance at January 1, 2004.........    $3        $ 558       $299        $ 24         $ --      $ 884
Change in accounting principle
  (Note 8).........................               (100)                                          (100)
Comprehensive income (loss):
  Net income.......................                            50                                  50
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                       (10)                    (10)
                                                                                                -----
  Comprehensive income (loss)......                                                                40
                                       --        -----       ----        ----         ----      -----
Balance at December 31, 2004.......     3          458        349          14           --        824
Comprehensive income (loss):
  Net income.......................                            56                                  56
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                       (11)                    (11)
                                                                                                -----
  Comprehensive income (loss)......                                                                45
                                       --        -----       ----        ----         ----      -----
Balance at December 31, 2005.......     3          458        405           3           --        869
Comprehensive income (loss):
  Net income.......................                            98                                  98
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                        (3)                     (3)
                                                                                                -----
  Comprehensive income (loss)......                                                                95
                                                                                                -----
  Adoption of SFAS 158, net of
     income tax....................                                                    (10)       (10)
                                       --        -----       ----        ----         ----      -----
Balance at December 31, 2006.......    $3        $ 458       $503        $ --         $(10)     $ 954
                                       ==        =====       ====        ====         ====      =====




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                              2006    2005    2004
                                                             -----   -----   -----


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.................................................  $  98   $  56   $  50
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses................      3       6       8
     Amortization of premiums and accretion of discounts
       associated with investments, net....................     --       2       4
     (Gains) losses from sales of investments and
       businesses, net.....................................      4       4     (15)
     Interest credited to policyholder account balances....     34      32      34
     Universal life and investment-type product policy
       fees................................................   (521)   (481)   (468)
     Change in premiums and other receivables..............    (30)    (69)     26
     Change in deferred policy acquisition costs, net......    (22)    (32)    (12)
     Change in insurance-related liabilities...............     39      78      43
     Change in income tax payable..........................     12      26      (4)
     Change in other assets................................    124      86      46
     Change in other liabilities...........................    209     184     107
     Other, net............................................     (4)     (4)     (2)
                                                             -----   -----   -----
Net cash used in operating activities......................    (54)   (112)   (183)
                                                             -----   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    196     470     210
     Equity securities.....................................     --      --      55
     Mortgage loans on real estate.........................      7      --      --
     Other limited partnership interests...................      2       2       1
  Purchases of:
     Fixed maturity securities.............................   (286)   (460)   (392)
     Equity securities.....................................     --      --     (19)
  Net change in short-term investments.....................    (89)    (22)     (5)
  Proceeds from sales of businesses, net of cash disposed
     of $0, $0 and $6, respectively........................     --      --      18
  Net change in policy loans...............................    (30)    (19)    (29)
  Other, net...............................................      8      (2)     (2)
                                                             -----   -----   -----
Net cash used in investing activities......................  $(192)  $ (31)  $(163)
                                                             -----   -----   -----




            See accompany notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)



                                                            2006      2005      2004
                                                          -------   -------   -------


CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................  $ 1,626   $ 1,366   $ 1,406
     Withdrawals........................................   (1,374)   (1,117)   (1,093)
  Redemption of shares subject to mandatory redemption..       --      (100)       --
                                                          -------   -------   -------
Net cash provided by financing activities...............      252       149       313
                                                          -------   -------   -------
Change in cash..........................................        6         6       (33)
Cash, beginning of year.................................        6        --        33
                                                          -------   -------   -------
CASH, END OF YEAR.......................................  $    12   $     6   $    --
                                                          =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (refunded) during the year for:
     Interest...........................................  $    --   $     3   $     2
                                                          =======   =======   =======
     Income tax.........................................  $    (7)  $     4   $    21
                                                          =======   =======   =======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed..................................  $    --   $    --   $    41
       Less: liabilities disposed.......................       --        --        17
                                                          -------   -------   -------
       Net assets disposed..............................  $    --   $    --   $    24
       Less: cash disposed..............................       --        --         6
                                                          -------   -------   -------
       Business dispositions, net of cash disposed......  $    --   $    --   $    18
                                                          =======   =======   =======




            See accompany notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly a wholly-owned subsidiary of MetLife New England Holdings, Inc., which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     The principal subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA"), which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004, and Newbury Insurance Company, Limited ("Newbury"), which was sold to MetLife in 2004. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale. See Note 2.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors") and 100% of the voting common stock of Omega Reinsurance Corporation ("Omega"). It is expected that Omega will be dissolved and liquidated during 2007 in connection with a restructuring plan discussed further in Note 2.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     The Company recognized minority interest expense for the portion of the net income (loss) of Omega not attributable to the Company's ownership of $4 million, ($1) million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively. Minority interest related to consolidated entities included in other liabilities was $7 million and $6 million at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

     i)  the fair value of investments in the absence of quoted market values;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

    ii)  investment impairments;

   iii)  the recognition of income on certain investments;

    iv)  the application of the consolidation rules to certain investments;

     v)  the fair value of and accounting for derivatives;

    vi) the capitalization and amortization of deferred policy acquisition costs ("DAC");

   vii)  the liability for future policy benefits;

  viii)  accounting for income taxes and the valuation of deferred tax assets;

    ix)  accounting for reinsurance transactions;

     x)  accounting for employee benefit plans; and

    xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, other limited partnerships and short-term investments. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. In addition to the investees

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


     performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized investment loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party. The Company was not deemed to be the primary beneficiary for any of its investments in other limited partnerships.

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company also may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133 (as amended), Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). The Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. Hedge accounting designations which are determined to not have been appropriately applied could materially affect reported net income. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1 million and $15 million at December 31, 2006 and 2005, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million and $6 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $35 million and $38 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $30 million and $31 million at December 31, 2006 and 2005, respectively. Related amortization expense was $2 million, $4 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC related to variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Liabilities for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is 6%.

     Participating business represented approximately 3% of the Company's life insurance in-force, and 9% of the number of life insurance policies in-force, at both December 31, 2006 and 2005. Participating policies represented approximately 43% and 51%, 45% and 47%, and 51% and 74%, of gross and net life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The average interest rate used in establishing such liabilities is approximately 3%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB"s) liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Guaranteed income benefit ("GMIB"s) liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 10% less expenses, mortality charges, and withdrawals.

Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Income Taxes

     The Company joins with MetLife and its includable life and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The consolidating companies have executed a tax allocation agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated federal income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

    (ii)  future reversals of existing taxable temporary differences;

   (iii)  taxable income in prior carryback years; and

    (iv)  tax planning strategies.

     The Company may be required to change its provision for income tax in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Reinsurance

     The Company enters into reinsurance transactions as a provider and purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized using primarily the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits--An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and associated expenses of these plans require an extensive use of assumptions such as the discount rate, expected return on plan assets and rate of future compensation increases, healthcare cost trend rates as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

Litigation Contingencies

     The Company is a party to a number of legal actions and is or may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

    (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

   (ii)  recognition as an adjustment to accumulated other comprehensive income
         (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

  (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

   (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

    (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $10 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date. See Note 11.

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

           (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

         (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a Replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In May 2004, the FASB issued FSP No. 106-2, Accounting and Disclosures Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement healthcare plan that provides prescription drug benefits. Since determining that its prescription benefits are actuarially equivalent to benefits under Medicare Part D, the Company expects to receive subsidies on prescription drug benefits beginning in 2007 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act"). Effective March 1, 2005, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan's accumulated benefit obligation was remeasured as of the effective date and net periodic postretirement benefit costs subsequent to the effective date will include the effect of the expected subsidies. As a result of the adoption of FSP 106-2, the accumulated postretirement benefit obligation and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES net periodic postretirement benefit cost were reduced by $1 million at March 1, 2005 and $140 thousand in 2005, respectively. Additionally, the Company is allocated expense from the Metropolitan Life postretirement plan for certain employees which was determined, effective July 1, 2004, to be actuarially equivalent to the benefits offered under Medicare Part D. Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation did not have a significant impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities;
(ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policy benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation, the Company expects to recognize an increase to the January 1, 2007 balance of retained earnings of between $12 million and $13 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February of 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs will be effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in no material impact to the Company's consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

     On October 31, 2006, the board of directors (the "Board") of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the Board of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective as of December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective as of December 31, 2006; (iii) a lump sum payment in cash will be made on June 29, 2007 to each PCS shareholder consisting of such former shareholder's outstanding redemption payment balance plus an additional 40% of such balance; and (iv) Omega's bylaws will be amended to permit this lump payment (installment payments are currently provided for in Omega's bylaws). It is expected that Omega will be dissolved and liquidated during 2007 upon completion of the Restructuring Plan, subject to applicable regulatory approvals. Total assets and total liabilities of Omega at December 31, 2006 were $7 million and $1 million,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES respectively. Total revenues of Omega included in the Company's consolidated revenues were $12 million, $33 million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for the year ended December 31, 2004.

     On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for the year ended December 31, 2004.

3.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                                    DECEMBER 31, 2006
                                                  ----------------------------------------------------
                                                                         GROSS
                                                                       UNREALIZED
                                                  COST OR AMORTIZED   -----------    ESTIMATED    % OF
                                                         COST         GAIN   LOSS   FAIR VALUE   TOTAL
                                                  -----------------   ----   ----   ----------   -----
                                                                      (IN MILLIONS)


U.S. corporate securities.......................         $445          $12    $ 4      $453       51.1%
Residential mortgage-backed securities..........          175            1      1       175       19.8
Foreign corporate securities....................          150            1      4       147       16.6
U.S. Treasury/agency securities.................           93            1     --        94       10.6
Foreign government securities...................           12           --     --        12        1.4
Commercial mortgage-backed securities...........            1           --     --         1        0.1
Asset-backed securities.........................            3           --     --         3        0.3
State and political subdivision securities......            1           --     --         1        0.1
                                                         ----          ---    ---      ----      -----
  Total fixed maturity securities...............         $880          $15    $ 9      $886      100.0%
                                                         ====          ===    ===      ====      =====
Non-redeemable preferred stocks.................         $  7          $--    $--      $  7      100.0%
                                                         ----          ---    ---      ----      -----
  Total equity securities.......................         $  7          $--    $--      $  7      100.0%
                                                         ====          ===    ===      ====      =====





                                                                DECEMBER 31, 2005
                                                  --------------------------------------------
                                                                 GROSS
                                                               UNREALIZED
                                                  AMORTIZED   -----------    ESTIMATED    % OF
                                                     COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                                  ---------   ----   ----   ----------   -----
                                                                  (IN MILLIONS)


U.S. corporate securities.......................     $438      $15    $ 4      $449       55.6%
Residential mortgage-backed securities..........      165        1      1       165       20.5
Foreign corporate securities....................      146        2      2       146       18.1
U.S. Treasury/agency securities.................       30       --     --        30        3.7
Foreign government securities...................       14       --     --        14        1.7
Commercial mortgage-backed securities...........        1       --     --         1        0.1
Asset-backed securities.........................        2       --     --         2        0.3
                                                     ----      ---    ---      ----      -----
  Total fixed maturity securities...............     $796      $18    $ 7      $807      100.0%
                                                     ====      ===    ===      ====      =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2006 and 2005.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $36 million and $24 million at December 31, 2006 and 2005, respectively. There was less than $1 million of net unrealized gains (losses) associated with these securities at December 31, 2006. At December 31, 2005, these securities had a net unrealized gain of $1 million. There were no non-income producing fixed maturity securities at both December 31, 2006 and 2005. There were no unrealized gains (losses) associated with non-income producing fixed maturity securities at both December 31, 2006 and 2005.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                              DECEMBER 31,
                                            -----------------------------------------------
                                                     2006                     2005
                                            ----------------------   ----------------------
                                            AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                               COST     FAIR VALUE      COST     FAIR VALUE
                                            ---------   ----------   ---------   ----------
                                                             (IN MILLIONS)


Due in one year or less...................     $ 46        $ 46         $ 27        $ 27
Due after one year through five years.....      279         285          198         200
Due after five years through ten years....      257         254          303         307
Due after ten years.......................      119         122          100         105
                                               ----        ----         ----        ----
    Subtotal..............................      701         707          628         639
Mortgage-backed and other asset-backed
  securities..............................      179         179          168         168
                                               ----        ----         ----        ----
    Total fixed maturity securities.......     $880        $886         $796        $807
                                               ====        ====         ====        ====



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Proceeds...............................................  $117   $377   $158
Gross investment gains.................................  $ --   $  1   $ 17
Gross investment losses................................  $ (2)  $ (5)  $ (1)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                               DECEMBER 31, 2006
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........     $124         $ 1         $122         $ 3         $246         $ 4
Residential mortgage-backed
  securities.....................       37          --           45           1           82           1
Foreign corporate securities.....       20           1           84           3          104           4
U.S. Treasury/agency securities..       35          --           15          --           50          --
Foreign government securities....       10          --           --          --           10          --
Commercial mortgage-backed
  securities.....................       --          --            1          --            1          --
Asset-backed securities..........        1          --            1          --            2          --
                                      ----         ---         ----         ---         ----         ---
  Total fixed maturity
     securities..................     $227         $ 2         $268         $ 7         $495         $ 9
                                      ====         ===         ====         ===         ====         ===
Equity securities................     $ --         $--         $  7         $--         $  7         $--
                                      ====         ===         ====         ===         ====         ===
Total number of securities in an
  unrealized loss position.......      101                      126                      227
                                      ====                     ====                     ====





                                                               DECEMBER 31, 2005
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........     $183         $ 4         $13          $--         $196         $ 4
Residential mortgage-backed
  securities.....................       86           1           1           --           87           1
Foreign corporate securities.....      104           2          --           --          104           2
U.S. Treasury/agency securities..       17          --           1           --           18          --
Commercial mortgage-backed
  securities.....................        1          --          --           --            1          --
Asset-backed securities..........        2          --          --           --            2          --
                                      ----         ---         ---          ---         ----         ---
  Total fixed maturity
     securities..................     $393         $ 7         $15          $--         $408         $ 7
                                      ====         ===         ===          ===         ====         ===
Total number of securities in an
  unrealized loss position.......      158                      26                       184
                                      ====                     ===                      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                              DECEMBER 31, 2006
                                        ------------------------------------------------------------
                                              COST OR         GROSS UNREALIZED         NUMBER OF
                                          AMORTIZED COST            LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................     $175       $--       $ 1        $--        59        --
Six months or greater but less than
  nine months.........................        5        --        --         --         8        --
Nine months or greater but less than
  twelve months.......................       49        --         1         --        34        --
Twelve months or greater..............      282        --         7         --       126        --
                                           ----       ---       ---        ---       ---        --
  Total...............................     $511       $--       $ 9        $--       227        --
                                           ====       ===       ===        ===       ===        ==





                                                              DECEMBER 31, 2005
                                        ------------------------------------------------------------
                                              COST OR         GROSS UNREALIZED         NUMBER OF
                                          AMORTIZED COST            LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................     $335       $--       $ 5        $--       115        --
Six months or greater but less than
  nine months.........................       16        --         1         --        14        --
Nine months or greater but less than
  twelve months.......................       49        --         1         --        29        --
Twelve months or greater..............       15        --        --         --        26        --
                                           ----       ---       ---        ---       ---        --
  Total...............................     $415       $--       $ 7        $--       184        --
                                           ====       ===       ===        ===       ===        ==



     At December 31, 2006 and 2005, $9 million and $7 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006 and 2005 there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2006 and 2005, the Company had $9 million and $7 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized losses, as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----


SECTOR:
U.S. corporate securities....................................    45%    57%
Residential mortgage-backed securities.......................    11     14
Foreign corporate securities.................................    44     29
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    35%    28%
Industrial...................................................    28     38
Consumer.....................................................    16     17
Utility......................................................     7      3
Mortgage-backed..............................................    11     14
Other........................................................     3     --
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $3 million at both December 31, 2006 and 2005.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE

     The Company had commercial mortgage loans on real estate of $2 million and $9 million at December 31, 2006 and 2005, respectively.

     At December 31, 2006, all of the properties were located in California. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Fixed maturity securities.............................      $46      $44      $37
Mortgage loans on real estate.........................        1       --       --
Policy loans..........................................       19       18       17
Other limited partnership interests...................        3        3        1
Cash and short-term investments.......................        3        2        1
Other.................................................        2        2        2
                                                            ---      ---      ---
  Total investment income.............................       74       69       58
Less: Investment expenses.............................        3        3        3
                                                            ---      ---      ---
  Net investment income...............................      $71      $66      $55
                                                            ===      ===      ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $3 million, $2 million and $1 million, respectively, related to short-term investments, is included in the table above.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Fixed maturity securities.............................      $(3)     $(4)     $ 2
Equity securities.....................................       --       --       14
Derivatives...........................................       (1)       1       --
Other.................................................       --       (1)      (1)
                                                            ---      ---      ---
  Net investment gains (losses).......................      $(4)     $(4)     $15
                                                            ===      ===      ===



     For the years ended December 31, 2006 and 2005, affiliated investment gains (losses) of ($5) million and ($1) million, respectively, are included in the above table. There were no affiliated investment gains (losses) for the year ended December 31, 2004.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired included within net investment gains (losses) were less than $1 million for year ended December 31, 2006.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Fixed maturity securities............................      $ 6      $11     $ 32
Derivatives..........................................       (3)      (3)      (5)
Other................................................       (1)      (1)      (1)
                                                           ---      ---     ----
  Subtotal...........................................        2        7       26
                                                           ---      ---     ----
Amounts allocated from:
  DAC................................................       (2)      (2)      (4)
                                                           ---      ---     ----
Deferred income tax..................................       --       (2)      (8)
                                                           ---      ---     ----
  Subtotal...........................................       (2)      (4)     (12)
                                                           ---      ---     ----
Net unrealized investment gains (losses).............      $--      $ 3     $ 14
                                                           ===      ===     ====



     The changes in net unrealized investment gains (losses) are as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Balance, January 1,..................................      $ 3     $ 14     $ 24
Unrealized investment gains (losses) during the
  year...............................................       (5)     (19)     (17)
Unrealized gains (losses) relating to:
  DAC................................................       --        2        1
  Deferred income tax................................        2        6        6
                                                           ---     ----     ----
Balance, December 31,................................      $--     $  3     $ 14
                                                           ===     ====     ====
Net change in unrealized investment gains (losses)...      $(3)    $(11)    $(10)
                                                           ===     ====     ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                      CURRENT MARKET OR                 CURRENT MARKET OR
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                                   (IN MILLIONS)


Foreign currency swaps.................     $10       $--        $ 4          $10       $--        $ 3
Credit default swaps...................      20        --         --           31        --         --
                                            ---       ---        ---          ---       ---        ---
  Total................................     $30       $--        $ 4          $41       $--        $ 3
                                            ===       ===        ===          ===       ===        ===



     The above table does not include notional values for equity variance swaps. At both December 31, 2006 and 2005, the Company owned 500 equity variance swaps contracts. Market values for equity variance swaps were insignificant and were not included in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                  REMAINING LIFE
                                              ------------------------------------------------------
                                                          AFTER ONE   AFTER FIVE
                                                            YEAR         YEARS
                                              ONE YEAR     THROUGH      THROUGH    AFTER TEN
                                               OR LESS   FIVE YEARS    TEN YEARS     YEARS     TOTAL
                                              --------   ----------   ----------   ---------   -----
                                                                   (IN MILLIONS)


Foreign currency swaps......................     $--         $10          $--         $--       $10
Credit default swaps........................      --          19            1          --        20
                                                 ---         ---          ---         ---       ---
  Total.....................................     $--         $29          $ 1         $--       $30
                                                 ===         ===          ===         ===       ===



     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                                   (IN MILLIONS)


Cash flow..............................     $--       $--        $--          $10       $--        $ 3
Non-qualifying.........................      30        --          4           31        --         --
                                            ---       ---        ---          ---       ---        ---
  Total................................     $30       $--        $ 4          $41       $--        $ 3
                                            ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment expenses from qualifying hedge settlement payments and insignificant net investment gain
(loss) from non-qualifying hedge settlement payments for the years ended December 31, 2006, 2005 and 2004.

CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant amounts in net investment gains (losses) related to the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Other comprehensive income (loss) balance at the
  beginning of the year...............................      $(3)     $(5)     $(3)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges..............................................       --        2       (2)
                                                            ---      ---      ---
Other comprehensive income (loss) balance at the end
  of the year.........................................      $(3)     $(3)     $(5)
                                                            ===      ===      ===



     At December 31, 2006, there were no deferred net gains on derivatives accumulated in the other comprehensive income (loss) expected to be reclassified to earnings during the year ending December 31, 2007.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to minimize its exposure to adverse movements in credit; (iii) credit default swaps to diversify credit risk exposure to certain portfolios; and (iv) equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For the year ended December 31, 2006, the Company recognized as net investment gains (losses), changes in fair value of ($1) million. For the year ended December 31, 2005, the Company recognized insignificant net investment gains (losses), related to derivatives that do not qualify for hedge accounting. There were no non-qualifying derivative net investment gains (losses) for the year ended December 31, 2004.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. At both December 31, 2006 and 2005, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:


                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)


Balance at January 1, 2004....................................      $1,241
  Capitalizations.............................................         132
                                                                    ------
          Subtotal............................................       1,373
                                                                    ------
  Less: Amortization related to:
     Unrealized investment gains (losses).....................          (1)
     Other expenses...........................................         117
                                                                    ------
          Total amortization..................................         116
                                                                    ------
  Less: Dispositions and other................................           3
                                                                    ------
Balance at December 31, 2004..................................       1,254
  Capitalizations.............................................         131
                                                                    ------
          Subtotal............................................       1,385
                                                                    ------
  Less: Amortization related to:
     Unrealized investment gains (losses).....................          (2)
     Other expenses...........................................          99
                                                                    ------
          Total amortization..................................          97
                                                                    ------
Balance at December 31, 2005..................................       1,288
  Capitalizations.............................................         118
                                                                    ------
          Subtotal............................................       1,406
                                                                    ------
  Less: Amortization related to:
     Other expenses...........................................          93
                                                                    ------
          Total amortization..................................          93
                                                                    ------
  Less: Dispositions and other................................           3
                                                                    ------
Balance at December 31, 2006..................................      $1,310
                                                                    ======



     Amortization of DAC is related to (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  INSURANCE

SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $10,490 million and $9,448 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes the investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES fees and totaled $348 million, $349 million and $354 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Balance at January 1,.................................      $33      $27      $23
Capitalization........................................        8        8        7
Amortization..........................................       (2)      (2)      (3)
                                                            ---      ---      ---
Balance at December 31,...............................      $39      $33      $27
                                                            ===      ===      ===



LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Balance at January 1.................................     $ 50     $ 46     $ 40
  Less: Reinsurance recoverables.....................      (46)     (43)     (38)
                                                          ----     ----     ----
Net balance at January 1.............................        4        3        2
                                                          ----     ----     ----
Incurred related to:
  Current year.......................................        2        2        1
  Prior years........................................       (1)      (1)      --
                                                          ----     ----     ----
                                                             1        1        1
                                                          ----     ----     ----
Paid related to:
  Prior years........................................       (1)      --       --
                                                          ----     ----     ----
                                                            (1)      --       --
                                                          ----     ----     ----
Net Balance at December 31...........................        4        4        3
  Add: Reinsurance recoverables......................       17       46       43
                                                          ----     ----     ----
Balance at December 31...............................     $ 21     $ 50     $ 46
                                                          ====     ====     ====



     Claims and claims adjustment expenses associated with prior periods decreased by $1 million for both the years ended December 31, 2006 and 2005. The change was due to differences between actual benefit periods and expected benefit periods for individual disability income contracts.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                               DECEMBER 31,
                                     ---------------------------------------------------------------
                                                  2006                             2005
                                     ------------------------------   ------------------------------
                                         IN THE             AT            IN THE             AT
                                     EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                     --------------   -------------   --------------   -------------
                                                              (IN MILLIONS)


ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Account value....................     $   2,915             N/A        $   2,187             N/A
  Net amount at risk (2)...........     $      --(3)          N/A        $      --(3)          N/A
  Average attained age of
     contractholders...............      59 years             N/A         58 Years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN:
  Account value....................     $   2,882       $   2,501        $   2,728       $   1,994
  Net amount at risk (2)...........     $      30(3)    $       6(4)     $      45(3)    $       7(4)
  Average attained age of
     contractholders...............      59 years        57 years         59 years        57 years




                                                            DECEMBER 31,
                                         -------------------------------------------------
                                                   2006                      2005
                                         -----------------------   -----------------------
                                          SECONDARY     PAID UP     SECONDARY     PAID UP
                                         GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                         ----------   ----------   ----------   ----------
                                                           (IN MILLIONS)


UNIVERSAL AND VARIABLE LIFE CONTRACTS
  (1)
Account value (general and separate
  account).............................   $   2,859       N/A       $   2,782       N/A
Net amount at risk(2)..................   $  29,152(3)    N/A       $  31,330(3)    N/A
Average attained age of policyholders..    46 years       N/A        46 years       N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                                       UNIVERSAL AND VARIABLE
                                                 ANNUITY CONTRACTS         LIFE CONTRACTS
                                              ----------------------   ----------------------
                                                    GUARANTEED                SECONDARY
                                              ANNUITIZATION BENEFITS         GUARANTEES
                                              ----------------------   ----------------------
                                                               (IN MILLIONS)


Balance at January 1, 2004..................            $ 2                      $ 1
Incurred guaranteed benefits................              1                       --
Paid guaranteed benefits....................             (1)                      (1)
                                                        ---                      ---
Balance at December 31, 2004................              2                       --
Incurred guaranteed benefits................             --                        1
                                                        ---                      ---
Balance at December 31, 2005................              2                        1
Incurred guaranteed benefits................             (1)                      --
                                                        ---                      ---
Balance at December 31, 2006................            $ 1                      $ 1
                                                        ===                      ===



     The Company had guaranteed annuitization benefit liabilities on its annuity contracts of $3 million and $2 million at December 31, 2006 and 2005, respectively. The Company reinsures 100% of this liability with an affiliate and has a corresponding recoverable from reinsurers for the same amounts. Therefore, the Company had no net liability at both December 31, 2006 and 2005.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Mutual Fund Groupings
  Equity..................................................  $6,358   $5,556
  Bond....................................................     751      720
  Balanced................................................     504      485
  Money market............................................     176      171
  Specialty...............................................     138       62
                                                            ------   ------
     Total................................................  $7,927   $6,994
                                                            ======   ======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. Also, the Company currently reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Direct premiums......................................  $ 183   $ 220   $ 228
Reinsurance assumed..................................     14      36      --
Reinsurance ceded....................................   (101)   (150)   (151)
                                                       -----   -----   -----
Net premiums.........................................  $  96   $ 106   $  77
                                                       =====   =====   =====
Reinsurance recoverables netted against policyholder
  benefits and claims................................  $  85   $ 145   $ 151
                                                       =====   =====   =====



     Reinsurance recoverables, included in premiums and other receivables, were $186 million and $174 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $31 million and $23 million at December 31, 2006 and 2005, respectively.

8.  PREFERRED STOCK

     Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which were held by MetLife Credit Corporation, an affiliate, at par value of $1,000 per share. Dividends were paid quarterly in arrears at the applicable rate which was recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points). The adoption of SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"), as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to liabilities. In accordance with SFAS 150, dividends paid on the Company's preferred stock are treated as interest expense in 2005 and 2004.

     The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. On December 30, 2005, the Company redeemed the remaining $100 million of Preferred Stock with the approval of the Commissioner.

     NELICO paid no preferred dividends during the year ended December 31, 2006. NELICO paid preferred dividends of $3 million and $2 million during the years ended December 31, 2005 and 2004, respectively, with prior approval of the Commissioner.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  INCOME TAX

     The provision for income tax is as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Current:
  Federal.............................................      $(8)     $15      $19
  State and local.....................................        1        1        1
                                                            ---      ---      ---
  Subtotal............................................       (7)      16       20
                                                            ---      ---      ---
Deferred:
  Federal.............................................       16       13       (1)
                                                            ---      ---      ---
Provision for income tax..............................      $ 9      $29      $19
                                                            ===      ===      ===



     The reconciliation of the tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Tax provision at U.S. statutory rate.................     $ 37      $30      $21
Tax effect of:
  Tax-exempt investment income.......................      (24)      (4)      (7)
  Prior year tax.....................................       (6)       2        2
  Other, net.........................................        2        1        3
                                                          ----      ---      ---
  Provision for income tax...........................     $  9      $29      $19
                                                          ====      ===      ===



     The Company has been audited by the Internal Revenue Service ("IRS") for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables..................  $310   $321
  Employee benefits.........................................     6   $ --
  Deferred intercompany losses..............................    10     10
  Investments...............................................     3     --
  Other.....................................................     1      6
                                                              ----   ----
                                                               330    337
  Less: Valuation allowance.................................    10     10
                                                              ----   ----
                                                               320    327
                                                              ----   ----
Deferred income tax liabilities:
  Investments...............................................    --      3
  DAC.......................................................   379    372
  Net unrealized investment gains...........................    --      2
                                                              ----   ----
                                                               379    377
                                                              ----   ----
Net deferred income tax liability...........................  $(59)  $(50)
                                                              ====   ====



     The Company recorded a valuation allowance related to a deferred intercompany loss from the sale prior to 2003 of Exeter Reassurance Company, Ltd. to MetLife within the same consolidated group. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for deferred intercompany losses will not be realized.

10.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

LITIGATION

     The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice to WSC plan trustees. The Company filed a motion for summary judgment. The court has granted the motion with respect to WSC's claim that the Company breached its fiduciary duty in administering and advising the Wilmington Shipping plan. The Company moved for summary judgment with respect to the remaining claims in the case. The Company's motion for

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES summary judgment was granted with respect to the remaining individual plaintiffs. WSC and the remaining plaintiff have appealed to the U.S. Court of Appeals for the 4(th) Circuit.

     Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In February 2006, the Securities and Exchange Commission ("SEC") commenced a formal investigation of NES in connection with the suitability of its sales of variable universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     On September 19, 2006, the National Association of Securities Dealers ("NASD") announced that it had imposed a fine against NES and certain affiliated broker-dealers in connection with certain violations of the NASD's and the SEC's rules. As previously disclosed, the NASD's investigation was initiated after the firms reported to the NASD that a limited number of mutual fund transactions processed by firm representatives had been received from customers after 4:00 p.m. Eastern Time, and received the same day's net asset value. The violations of the NASD's and the SEC's rules related to the processing of transactions received after 4:00 p.m., the firms' maintenance of books and records, supervisory procedures, and responses to the NASD's information requests, among other areas. In settling this matter, the firms neither admitted nor denied the charges, but consented to the entry of the NASD's findings.

Summary

     Various litigation and various claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At both December 31, 2006 and 2005, the Company maintained a liability of $302 thousand, and a related asset for premium tax offsets of $200 thousand for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintains, at both December 31, 2006 and 2005, an asset related to paid assessments representing currently available premium tax offsets of $176 thousand.

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum sublease income and minimum gross rental payments relating to these lease agreements are as follows:


                                                                        GROSS
                                                           SUBLEASE    RENTAL
                                                            INCOME    PAYMENTS
                                                           --------   --------
                                                              (IN MILLIONS)


2007.....................................................     $ 9        $25
2008.....................................................     $ 6        $20
2009.....................................................     $--        $ 9
2010.....................................................     $--        $ 8
2011.....................................................     $--        $ 4
Thereafter...............................................     $--        $16


GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified or applicable. Since these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

11.  EMPLOYEE BENEFIT PLANS

     The Company's employees, sales representatives and retirees, who meet specified eligibility requirements, participate in qualified and non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life associated with benefits provided to its employees and has no legal obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets. The Company's share of pension expense was $6 million, $6 million, and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company's share of postretirement expense was $2 million, $3 million, and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated income statements.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosures below. The Company made contributions of $10 million, $8 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan, along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and disclosures below.

     Effective March 1, 2005, the Company amended and revalued its multi-employer postretirement plan to a new single employer plan. Prior to March 1, 2005, the Company made contributions of $2 million to the former multi-employer plan both in 2005 and 2004. The assets and obligations of the new postretirement plan, along with the related net periodic other postretirement expense, are included in the accompanying consolidated financial statements and disclosures below.

     As described more fully in Note 1, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. Upon adoption of SFAS 158, the Company recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:


                                                           DECEMBER 31, 2006
                                         ----------------------------------------------------
                                                       ADDITIONAL
                                                         MINIMUM
                                             PRE         PENSION    ADOPTION OF       POST
                                           SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                    ADJUSTMENTS   ADJUSTMENT    ADJUSTMENT   ADJUSTMENTS
---------------------                    -----------   ----------   -----------   -----------
                                                             (IN MILLIONS)


Other liabilities: Accrued pension
  benefit cost.........................      $(21)         $--          $ --          $(21)
Other liabilities: Accrued
  postretirement benefit cost..........      $ (7)         $--          $(16)         $(23)
                                                           ---          ----
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans................                    $--          $(16)         $(16)
Deferred income tax....................                    $--          $  6
                                                           ---          ----
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans................                    $--          $(10)         $(10)
                                                           ===          ====



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS


                                                                   DECEMBER 31,
                                                              ----------------------
                                                                            OTHER
                                                                         POSTRETIRE-
                                                               PENSION       MENT
                                                              BENEFITS     BENEFITS
                                                              --------   -----------
                                                                2006     2006   2005
                                                              --------   ----   ----
                                                                   (IN MILLIONS)


Change in benefit obligation:
Benefit obligation at beginning of year.....................    $ 20     $ 23   $ 23
  Service cost..............................................       1        1     --
  Interest cost.............................................       1        2      1
  Plan participants' contributions..........................      --        3      2
  Net actuarial (gains) losses..............................      (1)      (2)    (1)
  Benefits paid.............................................      --       (4)    (2)
                                                                ----     ----   ----
Benefit obligation at end of year...........................      21       23     23
                                                                ----     ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year..............      --       --     --
  Employer contribution.....................................      --       --     --
  Benefits paid.............................................      --       --     --
                                                                ----     ----   ----
Fair value of plan assets at end of year....................      --       --     --
                                                                ----     ----   ----
Funded status at end of year................................    $(21)    $(23)   (23)
                                                                ====     ====
  Unrecognized net actuarial (gains) losses.................                      (1)
  Unrecognized prior service cost (credit)..................                      22
                                                                                ----
Net prepaid (accrued) benefit cost recognized...............                    $ (2)
                                                                                ====
Components of net amounts recognized:
  Non-qualified plan accrued benefit cost...................                    $  2
                                                                                ----
  Net amount recognized.....................................                    $  2
                                                                                ====
Amounts recognized in consolidated balance sheet consist of:
  Other liabilities.........................................    $(21)    $(23)  $ (2)
                                                                ----     ----   ----
                                                                $(21)    $(23)  $ (2)
                                                                ====     ====   ====
  Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses..............................    $ --     $ (2)  $ --
  Prior service cost (credit)...............................      --       18     --
                                                                ----     ----   ----
                                                                $ --     $ 16   $ --
                                                                ====     ====   ====



     The accumulated benefit obligation for the defined benefit pension plan was $19 million at December 31, 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:


                                                                DECEMBER 31,
                                                                    2006
                                                               -------------
                                                               (IN MILLIONS)


Projected benefit obligation.................................       $21
Accumulated benefit obligation...............................       $19
Fair value of plan assets....................................       $--


     The projected benefit obligations exceeded assets for all pension and postretirement plans at December 31, 2006 and 2005.

     The components of net periodic benefit cost recognized in net income were as follows:


                                                          YEARS ENDED DECEMBER 31,
                                                         --------------------------
                                                                          OTHER
                                                          PENSION      POSTRETIRE-
                                                         BENEFITS     MENT BENEFITS
                                                         --------     -------------
                                                           2006       2006     2005
                                                         --------     ----     ----
                                                                (IN MILLIONS)


Service cost........................................        $ 1        $1       $--
Interest cost.......................................          1         2         1
Amortization of prior service cost..................         --         2         2
                                                            ---        --       ---
  Net periodic benefit cost.........................        $ 2        $5       $ 3
                                                            ===        ==       ===



     It is anticipated that no amortization of net loss and prior service cost will occur from accumulated other comprehensive income into net periodic benefit cost for the defined benefit pension plan over the next year.

     The estimated net loss and prior service cost for the defined benefit postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year is $0 million and $2 million, respectively.

     The Company adopted the guidance in FSP 106-2 to account for future subsidies to be received under the Prescription Drug Act. The Company will begin receiving these subsidies during 2007. The accumulated pension benefit obligation was remeasured effective March 1, 2005 in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the accumulated pension benefit obligation was reduced by $1 million at March 1, 2005. For the years ended December 31, 2006 and 2005, the reduction of net periodic postretirement benefit cost resulting from the Prescription Drug Act was $99 thousand and $140 thousand, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations are as follows:


                                                                DECEMBER 31,
                                                         --------------------------
                                                                          OTHER
                                                                       POSTRETIRE-
                                                          PENSION          MENT
                                                         BENEFITS        BENEFITS
                                                         --------     -------------
                                                           2006       2006     2005
                                                         --------     ----     ----


Discount rate.......................................        6.0%       6.0%     5.8%
Rate of compensation increase.......................        4.0%       N/A      N/A

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumptions used in determining net periodic benefit cost are as follows:


                                                              DECEMBER 31,
                                                         ----------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                          PENSION       MENT
                                                         BENEFITS     BENEFITS
                                                         --------   -----------
                                                           2006     2006   2005
                                                         --------   ----   ----


Discount rate..........................................     5.8%     5.8%   5.7%
Expected rate of return on plan assets.................     N/A      N/A    N/A
Rate of compensation increase..........................     4.0%     N/A    N/A


     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:


                                                       DECEMBER 31,
                                   ---------------------------------------------------
                                             2006                       2005
                                   ------------------------   ------------------------


Pre-Medicare eligible claims.....   9.0% down to 5% in 2014    9.5% down to 5% in 2014
Medicare eligible claims.........  11.0% down to 5% in 2018   11.5% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                                        ONE PERCENT   ONE PERCENT
                                                          INCREASE      DECREASE
                                                        -----------   -----------
                                                              (IN THOUSANDS)


Effect on total service and interest cost components..      $ 39         $ (35)
Effect on accumulated postretirement benefit
  obligation..........................................      $374         $(343)


CASH FLOWS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2007, the Company does not anticipate making any contributions other than benefit payments to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, net of gross subsidies to be received under the Prescription Drug Act for the postretirement plan are expected to be as follows:


                                                         OTHER POSTRETIREMENT BENEFITS
                                                      ----------------------------------
                                            PENSION              PRESCRIPTION
                                           BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                           --------   -------   --------------   -------
                                                           (IN THOUSANDS)


2007.....................................   $  842    $ 1,952        $(385)      $ 1,567
2008.....................................   $  820    $ 1,996        $(422)      $ 1,574
2009.....................................   $1,075    $ 2,030        $(464)      $ 1,566
2010.....................................   $1,381    $ 2,077        $(504)      $ 1,573
2011.....................................   $1,436    $ 2,124        $  --       $ 2,124
2012 - 2016..............................   $8,108    $10,415        $  --       $10,415


SAVINGS AND INVESTMENT PLANS

     The Company participates in savings and investment plans for substantially all employees of which the Company matches a portion of employee contributions. The Company contributed $350 thousand, $468 thousand and $499 thousand for the years ended December 31, 2006, 2005 and 2004 respectively.

12.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of: (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year; or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

     The Company paid no common stockholder dividends for the years ended December 31, 2006, 2005 and 2004. The Company paid no preferred dividends during the year ended December 31, 2006. As previously mentioned in Note 8, the Company paid preferred dividends of $3 million and $2 million during the years ended December 31, 2005 and 2004, respectively, with the prior approval of the Commissioner.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of NELICO and its current insurance subsidiary.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $109 million, $50 million and $73 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed, was $435 million and $319 million at December 31, 2006 and 2005, respectively.

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Holding gains (losses) on investments arising during
  the year...........................................      $(7)    $(24)    $ (5)
Income tax effect of holding gains (losses)..........        3        9        2
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................        2        3      (16)
  Amortization of premiums and accretion of discounts
     associated with investments.....................       --        2        4
  Income tax effect..................................       (1)      (2)       4
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts.............       --        2        1
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts.............       --       (1)      --
                                                           ---     ----     ----
Other comprehensive income (loss)....................      $(3)    $(11)    $(10)
                                                           ===     ====     ====



13.  OTHER EXPENSES

     Other expenses for the years ended December 31, 2006, 2005 and 2004 are comprised of the following:


                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Compensation.........................................  $  54   $  56   $  54
Commissions..........................................    128     124     121
Interest.............................................      2       4       2
Amortization of DAC..................................     93      99     117
Capitalization of DAC................................   (118)   (131)   (132)
Insurance taxes, license, and fees...................     17      16      17
Agency allowances....................................     58      60      56
Sub-advisory fees and related expenses...............    155     123      82
Minority interest....................................      4      (1)     --
Other................................................     93     111     156
                                                       -----   -----   -----
  Total other expenses...............................  $ 486   $ 461   $ 473
                                                       =====   =====   =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                           CARRYING    ESTIMATED
                                                             VALUE    FAIR VALUE
DECEMBER 31, 2006                                          --------   ----------
                                                               (IN MILLIONS)


Assets:
  Fixed maturity securities..............................    $886        $886
  Equity securities......................................    $  7        $  7
  Mortgage loans on real estate..........................    $  2        $  2
  Policy loans...........................................    $357        $357
  Short-term investments.................................    $141        $141
  Cash...................................................    $ 12        $ 12
  Accrued investment income..............................    $ 21        $ 21
Liabilities:
  Policyholder account balances..........................    $329        $319




                                                           CARRYING    ESTIMATED
                                                             VALUE    FAIR VALUE
DECEMBER 31, 2005                                          --------   ----------
                                                               (IN MILLIONS)


Assets:
  Fixed maturity securities..............................    $807        $807
  Mortgage loans on real estate..........................    $  9        $  9
  Policy loans...........................................    $327        $327
  Short-term investments.................................    $ 52        $ 52
  Cash...................................................    $  6        $  6
  Accrued investment income..............................    $ 20        $ 20
Liabilities:
  Policyholder account balances..........................    $357        $344


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND SHORT-TERM INVESTMENTS

     The carrying values for cash and short-term investments approximate fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including credit default swaps and foreign currency swaps, are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $1 million, $5 million and $3 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $29 million, $36 million and $42 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $3 million, $4 million and $2 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively. This agreement also allows the Company to be a distributor for other affiliated companies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

The other affiliates agree to compensate the Company for the sale and servicing of such insurance products in accordance with the terms of the agreement. The Company received fees for this service of $36 million, $13 million and $10 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide and receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses
(fees) associated with affiliates related to these agreements, included in other expenses, were $17 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has receivables and payables with affiliates for services necessary to conduct its business. The amounts due (to)/from the Company were $17 million and ($5) million at December 31, 2006 and 2005, respectively.

     The Company has reinsurance agreements with Metropolitan Life and certain of its affiliates. Reinsurance recoverables, included in premium and other receivables, were $72 million and $63 million at December 31, 2006 and 2005, respectively. Ceded premiums were $3 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. Ceded fees, included in universal life and investment-type product policy fees, were $24 million, $21 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. Ceded benefits, included in policyholder benefits and claims, were $16 million, $11 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     At December 31, 2004, the Company had long-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly-owned subsidiary of Metropolitan Life. During 2005, the Company redeemed the $100 million of outstanding preferred stock. See Note 8.

     Metropolitan Life charged the Company $1 million for the use of certain computers, furniture and other fixed assets in both 2005 and 2004. During 2006, the charges by Metropolitan Life to the Company were discontinued due to the disposal of the associated assets.

     At December 31, 2006 and 2005, the Company held $125 million and $37 million, respectively, of its total invested assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are included in short-term investments on the consolidated balance sheets of the Company. Net investment income from these invested assets was $3 million, $2 million and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Estimated fair value of assets transferred to
  affiliates..........................................      $ 1      $ 3      $--
Amortized cost of assets transferred to affiliates....        1        3       --
                                                            ---      ---      ---
Net investment gains (losses) recognized on
  transfers...........................................      $--      $--      $--
                                                            ===      ===      ===
Estimated fair value of assets transferred from
  affiliates..........................................      $--      $ 4      $--
                                                            ===      ===      ===





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